As filed with the Securities and Exchange             Registration No. 33-76004*
Commission on April 13, 1998                          Registration No. 811-4536

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM S-6
                       POST-EFFECTIVE AMENDMENT NO. 11 TO
                             REGISTRATION STATEMENT
                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

--------------------------------------------------------------------------------

       Variable Life Account B of Aetna Life Insurance and Annuity Company

                    Aetna Life Insurance and Annuity Company

            151 Farmington Avenue, RE4A, Hartford, Connecticut 06l56

        Depositor's Telephone Number, including Area Code: (860) 273-4686

--------------------------------------------------------------------------------

                           Julie E. Rockmore, Counsel
                    Aetna Life Insurance and Annuity Company
            151 Farmington Avenue, RE4A, Hartford, Connecticut 06l56
                (Name and Complete Address of Agent for Service)

--------------------------------------------------------------------------------

It is proposed that this filing will become effective:

    [ ]    immediately upon filing pursuant to paragraph (b) of Rule 485

    [X]    on May 1, 1998 pursuant to paragraph (b) of Rule 485

    [ ]    60 days after filing pursuant to paragraph (a)(1) of Rule 485

    [ ]    on __________________ pursuant to paragraph (a)(1) of Rule 485

    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

*Pursuant to Rule 429(a) under the Securities Act of 1933, the Registrant has included a combined prospectus under this Registration Statement which includes all the information which would currently be required in a prospectus relating to the securities covered by Registration Statement No. 33-02339.

                             VARIABLE LIFE ACCOUNT B
                                       OF
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY

                              Cross Reference Sheet



Form N-8B-2
  Item No.     Part I - Prospectus
-----------    -------------------

     1         Cover Page; Description of the Company and the Separate Account

     2         Cover Page; Description of the Company and the Separate Account

     3         Not Applicable

     4         Cover Page; Description of the Company; Distribution of the
               Policies

     5         Description of the Company and the Separate Account

     6         Description of the Company and the Separate Account

     7         Not Applicable

     8         Financial Statements

     9         Legal Matters

     10 "What Choices Do You Make When You Buy a Policy?"; "What Charges or Deductions Are Made Under the Policy?"; "Right to Instruct Voting of Fund Shares"; "How Might Your Policy Lapse?"; "If a Policy Has Lapsed, Can You Reinstate the Policy"; "How is the Value of Your Policy Computed?"; "What is an Accumulation Unit, and How is it Calculated?"; "What is the Cash Surrender Value of Your Policy"; "What is the Maturity Value of Your Policy?"; "Can You Borrow on Your Policy?"; "What is the "Free-Look Period"?"; "How will the Death Benefit be Paid?"; "Settlement Options"; "Additional Information"; "Miscellaneous Contract Provisions"
     11 Cover Page; "Premium Allocation"; Description of the Company and the Separate Account

     12        Not Applicable

     13 Summary of Charges and Fees For AetnaVest and AetnaVest II; "What Charges or Deductions Are Made Under the Policy?"; "When Does the Surrender Charge Apply?"

     14 "What Happens When Your Premium Payment is Made"; "How is the Value of Your Policy Computed? "; "What is An Accumulation Unit, and How is it Calculated?"

     15 "What Choices Do You Make When You Buy a Policy?"; "What Happens When Your Premium Payment is Made?"; "How is the Value of Your Policy Computed?"; "What is An Accumulation Unit, and How is it Calculated?"

Form N-8B-2
  Item No.     Part I - Prospectus
-----------    -------------------
     16        "How is the Value of Your Policy Computed?"; "What Choices Do You
               Make When You Buy a Policy?"; "What Happens When Your Premium
               Payment is Made"

     17        "What is the Cash Surrender Value of Your Policy?"; "When Does
               the Surrender Charge Apply?" "Can You Borrow on Your Policy?"
     18        Tax Matters

     19        Reports to Policy Owners; Right to Instruct Voting of Fund

               Shares; Records and Accounts

     20        Not Applicable

     21        "Can You Borrow on Your Policy?"

     22        Not Applicable

     23        Directors and Officers of the Company

     24        Miscellaneous Contract Provisions

     25        The Company

     26        Not Applicable

     27        The Company

     28        The Company; Directors and Officers of the Company

     29        The Company

     30        Not Applicable

     31        Not Applicable

     32        Not Applicable

     33        Not Applicable

     34        Not Applicable

     35        Additional Information

     36        Not Applicable

     37        Not Applicable

     38        Additional Information

     39        The Company

     40        Not Applicable

     41        The Company

     42        Not Applicable

     43        Not Applicable

     44 "How is the Value of Your Policy Computed?"; "What is an Accumulation Unit, and How is it Calculated?"

     45        Not Applicable

     46 Illustrations of Death Benefits, Total Account Values and Cash Surrender Values for AetnaVest Policies; Illustrations of Death Benefits, Total Account Values and Cash Surrender Values for AetnaVest II Policies

     47 "What Choices Do You Make When You Buy a Policy?"; "How is the Value of Your Policy Computed?"

     48        Not Applicable

Form N-8B-2
  Item No.     Part I - Prospectus
-----------    -------------------
     49        Not Applicable

     50        Not Applicable

     51        Not Applicable

     52        The Separate Account

     53        Tax Matters

     54        Not Applicable

     55        Not Applicable

     56        Not Applicable

     57        Not Applicable

     58        Not Applicable

     59        Financial Statements

[AETNA LOGO]
                            AetnaVest & AetnaVest II
                            Variable Life Account B
                                   Prospectus
                              Dated: May 1, 1998

Aetna Life Insurance and
Annuity Company
151 Farmington Avenue
Hartford, Connecticut 06156
Telephone: (800) 334-7586

--------------------------------------------------------------------------------
               Flexible Premium Variable Life Insurance Policies
--------------------------------------------------------------------------------

     The Policies offered in connection with this Prospectus are two types of variable life insurance policies issued by Aetna Life Insurance and Annuity Company (the "Company" or "we"): AetnaVest and AetnaVest II. These policies are intended to provide life insurance benefits, and are designed to allow flexible premium payments, a choice of underlying funding options, and a choice of two death benefit options. Your policy value will vary with the investment performance of the underlying funding options you choose. The amount of death benefit payable by the Company upon the death of the Insured may also increase or decrease depending on the investment performance of the underlying funding options. Policy values may be used to continue your policy in force, may be borrowed with certain limits, and may be fully or partially surrendered (subject to a surrender charge).

     You may also choose to select one of the annuity settlement options upon maturity of the Policy, or, prior to maturity of the Policy, you may apply the value of your Policy (minus any applicable surrender charges and the amount necessary to repay any loans in full) to one of the annuity settlement options. Upon death of the Insured, the beneficiary will be paid the value of the Death Benefit Option (a) in one lump sum, or (b) under one of the annuity settlement options.

     The Policies have a Free-Look Period during which you may return them to our Home Office for a refund. The refund may be more or less than the premiums paid. (See "What Is the Free-Look Period?")

     The following funding options are available under the Policies: Under the variable portion of the Policies, the Company offers the following open-end management investment companies (commonly called mutual funds), each with a different investment objective (collectively, the "Funds"):


[bullet] Aetna Ascent VP (formerly Aetna Ascent Variable Portfolio) [bullet] Aetna Balanced VP, Inc. (formerly Aetna Investment
         Advisers Fund, Inc.)
[bullet] Aetna Income Shares d/b/a Aetna Bond VP
[bullet] Aetna Crossroads VP (formerly Aetna Crossroads Portfolio) [bullet] Aetna Variable Fund d/b/a Aetna Growth and Income VP
[bullet] Aetna  Index Plus Large Cap VP (formerly Aetna
         Variable Index Plus Portfolio)
[bullet] Aetna Legacy VP (formerly Aetna Legacy Variable
         Portfolio)
[bullet] Aetna Variable Encore Fund d/b/a Aetna Money Market VP Portfolio [bullet] Fidelity VIP Equity-Income Portfolio
[bullet] Fidelity VIP II Contrafund Portfolio
[bullet] Janus Aspen Aggressive Growth Portfolio
[bullet] Janus Aspen Balanced Portfolio
[bullet] Janus Aspen Growth Portfolio
[bullet] Janus Aspen Worldwide Growth Portfolio
[bullet] Oppenheimer Global Securities Fund
[bullet] Oppenheimer Strategic Bond Fund
[bullet] Portfolio Partners MFS Emerging Equities
         Portfolio
[bullet] Portfolio Partners MFS Research Growth Portfolio
[bullet] Portfolio Partners MFS Value Equity Portfolio
[bullet] Portfolio Partners Scudder International Growth
         Portfolio
[bullet] Portfolio Partners T. Rowe Price Growth Equity
         Portfolio


     The fixed interest option offered under these Policies is the Fixed Account. Amounts held in the Fixed Account are guaranteed and will earn a minimum interest rate of 4.5%. Unless specifically mentioned, this Prospectus only describes the variable investment options.

     Not all Funds may be available under all Policies or in all jurisdictions.

     It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance policy with these Policies.

     This entire Prospectus, and those of the Funds, should be read carefully to understand the Policies being offered. The Statement of Additional Information ("SAI") for any of the Funds may be obtained by calling (800) 334-7586.

     THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

     THIS PROSPECTUS AND OTHER INFORMATION ABOUT VARIABLE LIFE ACCOUNT B REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAN BE FOUND IN THE SEC'S WEB SITE AT http://www.sec.gov.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION, OR ANY STATE SECURITIES COMMISSION, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                           Page
Definitions ............................................   5
Summary of Charges and Fees for
AetnaVest and AetnaVest II .............................   7
What Choices Do You Make When You
Buy a Policy? ..........................................   8
   Death Benefit Options ...............................   8
   Premiums ............................................   8
   Premium Allocation ..................................   9
Mixed and Shared Funding ...............................   12
What Happens When Your Premium
Payment is Made? .......................................   12
How Is the Value of Your Policy Computed? ..............   12
What Is an Accumulation Unit, and
How Is It Calculated? ..................................   13
Can You Make Transfers Among the
Funding Options? .......................................   13
   Telephone Transfers .................................   14
   Automated Transfers (Dollar Cost Averaging) .........   14
What Is the Maturity Value of Your Policy? .............   15
What Is the Cash Surrender Value of
Your Policy? ...........................................   15
What Charges or Deductions Are Made
Under the Policy? ......................................   15
When Does the Surrender Charge Apply? ..................   20
   Full Surrenders .....................................   20
   Partial Surrenders ..................................   21
How Might Your Policy Lapse?
What Effect Does a Lapse Have? .........................   21
If the Policy Has Lapsed, Can You
Reinstate the Policy? ..................................   22
Can You Borrow on Your Policy? .........................   22
Can You Change the Amount of Your Insurance
Coverage? ..............................................   23
What Is the "Free-Look Period"? ........................   23
Can You Exchange Your Policy? ..........................   24
How Will the Death Benefit Be Paid? ....................   24
Settlement Options .....................................   24
   When Do Payments Under a Settlement
   Option Occur? .......................................   24
   What Are the Settlement Options? ....................   24
   How Will Your Variable Settlement
   Option Payments Be Calculated? ......................   26

                                                            Page
Description of the Company and the
Separate Account
   The Company ..........................................   27
   The Separate Account .................................   27
Directors and Officers of the Company ...................   28
Reports to Policy Owners ................................   30
Right to Instruct Voting of Fund Shares .................   30
   Disregard of Voting Instructions .....................   30
State Regulation ........................................   31
Legal Matters ...........................................   31
Additional Information
   The Registration Statement ...........................   31
   Distribution of the Policies .........................   31
   Records and Accounts .................................   32
   Independent Auditors .................................   32
   Year 2000 ............................................   32
Tax Matters
   General ..............................................   32
   Federal Tax Status of the Company ....................   32
   Life Insurance Qualification .........................   33
   General Rules ........................................   33
   Modified Endowment Contracts .........................   34
   Diversification Standards ............................   34
   Investor Control .....................................   34
   Other Tax Considerations .............................   35
   Withholding ..........................................   36
Miscellaneous Contract Provisions
   The Contract .........................................   36
   Payment of Benefits ..................................   36
   Age and Sex ..........................................   36
   Incontestability .....................................   36
   Suicide ..............................................   36
   Protection of Proceeds ...............................   37
   Non-Participation ....................................   37
   Coverage Beyond Maturity (AetnaVest II only) .........   37
Appendix A--Illustrations of Death Benefit,
Total Account Values and Cash Surrender Values
for AetnaVest Policies ..................................   38
Appendix B--Illustrations of Death Benefit,
Total Account Values, and Cash Surrender Values
for AetnaVest II Policies ...............................   44
Financial Statements of the Separate Account ............  S-1
Financial Statements of the Company .....................  F-1

DEFINITIONS

Accumulation Unit: A unit used to measure the value of a Policy Owner's interest in each applicable funding option used to calculate the value of the variable portion of the Policy before election of a Settlement Option.

Additional Premiums: Any premium paid in addition to Planned Premiums.

AetnaVest: Flexible premium variable life insurance policy with Policy Form number 38899 (with suffix variations).

AetnaVest II: Flexible premium variable life insurance policy with Policy Form number 38899-90 (with suffix variations).

Amount at Risk: The Death Benefit before subtraction of outstanding loans, if any, divided by 1.0036748, minus the Total Account Value.

Annuitant: A person on whose life annuity payments are based and who may be entitled to receive such payment.

Annuity: A series of payments for life or for a definite period.

Basic Premium: The amount of premium which must be paid to assure that the Policy remains in force for at least two years after issue, assuming there have been no loans or surrenders.

Cash Surrender Value: The amount a Policy Owner can receive in cash by surrendering the Policy. This equals the Total Account Value minus the applicable surrender charge and the amount necessary to repay any loans in full.

Cost of Insurance: The portion of the Monthly Deduction attributable to the basic insurance coverage, not including riders, supplemental benefits or monthly expense charges. The Cost of Insurance Rate is stated per $1,000 of Amount at Risk.

Death Benefit: The amount payable to the beneficiary upon the death of the Insured, in accordance with the Death Benefit Option elected, after deduction of the amount necessary to repay any loans in full, and overdue deductions.

Death Benefit Option: Either of two methods for determining the Death Benefit.

Fixed Account: The fixed interest option offered under the Policy that guarantees principal and a minimum interest rate of 4.5%.

Fixed Account Value: The portion of the Total Account Value, other than the Loan Account Value, held in the Company's General Account.

Fund(s): One or more of the underlying funding options available under the Policy (as described in this Prospectus). Each of the Funds is an open-end, management investment company whose shares are available to fund the benefits provided by the Policy.

General Account: The Company's general asset account, in which assets attributable to the non-variable portion of Policies are held.

Grace Period: The 61-day period following the notification that the Policy's cash surrender value is insufficient to cover the current Monthly Deduction. The Policy will lapse without value at the end of the 61-day period unless a sufficient payment (described in the notification letter) is received by the Company.

Home Office: The Company's principal executive office located at 151 Farmington Avenue, Hartford, Connecticut 06156.

Insured: The person on whose life the Policy is issued.

Issue Age: The age of the Insured on the nearest birthday on or prior to the Issue Date.

Issue Date: The date on which the Policy, the benefits and provisions of the Policy become effective.

Loan Account Value: The sum of all unpaid loans. The amount necessary to repay all loans in full is the Loan Account Value plus any accrued interest. Such interest is payable in order to discharge any policy indebtedness.

Maturity Date: The Issue Date anniversary after the insured reaches age 95 (for AetnaVest Policies) or 100 (for AetnaVest II Policies) and the Policy is considered matured.

Maturity Value: The Total Account Value on the Maturity Date, less the amount necessary to repay any loans in full.

Monthly Deduction: The monthly deduction from the Total Account Value which includes the Cost of Insurance, charges for supplemental riders or benefits, and an administrative expense charge, if applicable.

Planned Premiums: The amount of premium the Policy Owner chooses to pay the Company on a scheduled basis. This is the amount for which the Company sends a bill.

Policy: The AetnaVest and AetnaVest II life insurance contracts described in this Prospectus, under which flexible premium payments are permitted and the death benefit and contract values may vary with the investment performance of the funding option(s) selected. The term Policy, whenever used in this Prospectus, includes the individual Certificates issued under group multiple employer trust plans. These Certificates contain all of the provisions of the individual variable life insurance policies as described in this Prospectus.

Policy Owner: The owner of the Policy, referred to as "you."


Policy Year/Policy Anniversary: The first Policy Year is the twelve month period beginning on the Issue Date of the Policy. Your Policy Anniversary is the Policy Issue Date plus 1 year, 2 years, etc.


Separate Account: Variable Life Account B is a Separate Account of the Company established for the purpose of segregating assets attributable to the variable portion of life insurance contracts from other assets of the Company. It is organized as a unit investment trust ("Separate Account" also includes Variable Annuity Account B when referring to a Settlement Option).

Separate Account Value: The portion of the Total Account Value attributable to Variable Life Account B.

Settlement Option(s): Several ways in which a beneficiary may receive Annuity payments due from a Death Benefit, or which the Insured may choose to receive Annuity payments from the Cash Surrender Value of the Policy.

Settlement Option Units: A measure of the net investment results of the available investment options that are used to calculate the amount of the Settlement Option payments.

Specified Amount: The amount (at least $100,000) originally chosen by the Policy Owner, used in determining the Death Benefit. It is initially equal to the Death Benefit. The Specified Amount may be increased or decreased as described in this Prospectus.

Surrender Charge: The amount retained by the Company, upon the full or partial surrender of the Policy.

Total Account Value: The sum of the Fixed Account Value, Separate Account Value and the Loan Account Value.

Valuation Date: The date and time at which the Accumulation Unit Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange is open.

Valuation Reserve: A reserve established pursuant to the insurance laws of Connecticut to measure voting rights during the settlement option period and the value of a commutation right if available under the "Payments for a Specified Period" nonlifetime Settlement Option when elected on a variable basis under the Policy.

SUMMARY OF CHARGES AND FEES
FOR AETNAVEST AND AETNAVEST II*

Premium Load

     AetnaVest: A deduction of 2.50% of premiums paid (2.35% for California residents) will be made to cover applicable premium taxes.

     AetnaVest II: A deduction of not more than 6% of premiums paid (currently 3.5%) will be made to cover average applicable premium taxes and other expenses.

Charges and fees assessed against the Total Account Value

     A Monthly Deduction is made from the Total Account Value. The Monthly Deduction includes the Cost of Insurance and any charges for supplemental riders or benefits. The Cost of Insurance depends on the attained age, premium class of the Insured, and in most states, sex, as well as the Specified Amount.

     The Monthly Deduction also includes a monthly administrative expense charge. For AetnaVest Policies, this charge ranges from $0 to $5 per month. For AetnaVest II Policies, this monthly charge is $20 during the first Policy Year and $5 during subsequent Policy Years.


Charges and fees associated with the Separate Account

     We deduct a daily charge from the assets of the Separate Account for mortality and expense risk assumed by us.

     The current charge for mortality and expense risk under AetnaVest Policies is equal to the following Funds' annual rates of average daily net assets:

   Aetna Ascent VP; Aetna Crossroads VP and Aetna Legacy VP .........       0.55%
   Aetna Balanced VP, Inc. and Aetna Growth and Income VP ...........       0.65%
   For all other Funds available under AetnaVest Policies ...........       0.70%

     The current charge for mortality and expense risk under AetnaVest II Policies is 0.70%.

     The mortality and expense risk charge is assessed to compensate the Company for assuming certain mortality and expense risks under the Policies. The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.90% of average daily net assets on an annual basis.

     The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policies will be insufficient to meet actual claims. The expense risk assumed is that other expenses incurred in issuing and administrating the Policies and operating the Separate Account will be greater than the charges assessed for such expenses.

     We deduct a daily administrative charge equal to an annual rate of 0.30% of the average daily net assets of the Separate Account (guaranteed not to exceed 0.30% for AetnaVest and 0.50% for AetnaVest II). The administrative charge is assessed to reimburse us for the expenses associated with administration and maintenance of the Policies.


Surrender Charge

     If you surrender all or a portion of your Policy values during the first 10 years (15 years for AetnaVest II), a surrender charge will be made. This charge is imposed in part as a deferred sales charge and in part to enable the Company to recover certain first-year administrative costs. The Surrender Charge is based on the

Specified Amount, and also depends on the Insured's Issue Age and sex. (For AetnaVest II Policies issued in Massachusetts and Montana, the Surrender Charge will not be based on sex.) Once determined, the Surrender Charge will remain the same for 5 years following the Issue Date. Thereafter, it declines monthly so that 10 years for AetnaVest (15 years for AetnaVest II) after the Issue Date (assuming no increases in the Specified Amount) the Surrender Charge will be zero.

     If a partial surrender is made, there will be an additional transaction charge of $25 or 2% of the amount of the net surrender payment, whichever is less. The charge will be made against the Total Account Value.

------------
* For a complete explanation of the charges, see "What Charges or Deductions Are Made Under the Policy?"

WHAT CHOICES DO YOU MAKE WHEN YOU BUY A POLICY?

     When you buy a Policy, you make three important choices:

1.   Which one of the two Death Benefit Options you would like;

2.   The amount of premium you intend to pay; and

3.   The way your premiums will be allocated to the Funds and/or Fixed Account.

     Each of these choices is described in detail below.

Death Benefit Options

     At the time of purchase, you must choose between the two available Death Benefit Options. The amount payable under either option will be determined as of the date of the Insured's death.

     Option 1 generally provides a level Death Benefit. Under Option 1, the Death Benefit will be the higher of the Specified Amount (a minimum of $100,000), or the applicable percentage of the Total Account Value. The percentage is 250% through age 40 and decreases yearly to 100% at age 95 for AetnaVest Policies (100 for AetnaVest II Policies).

     Option 2 provides a varying Death Benefit which increases or decreases over time, depending on the amount of premium paid and the investment performance of the underlying funding options selected. Under Option 2, the Death Benefit will be the higher of either the Specified Amount plus the Total Account Value; or the applicable percentage (described above) of the Total Account Value.

     Under both Option 1 and Option 2, the Death Benefit may be affected by partial surrenders. The Death Benefit for both Options will be reduced by the amount necessary to repay any loans in full.

Premiums

     At the time you purchase a Policy, you also choose the amount of premium you will pay. You may vary premium payments to some extent and still keep your Policy in force. To understand how this works, there are three terms you should be familiar with. These are: Basic Premium, Planned Premiums, and Additional Premiums.

     During the first two Policy years, payment of the Basic Premium assures that the Policy will remain in force as long as there are no surrenders or loans (if available under the Policy) during that time. The Basic Premium is stated in the Policy. If Basic Premiums are not paid, or if there are surrenders or loans taken during the first two Policy Years, the Policy will lapse if the Cash Surrender Value is less than the Monthly Deduction.

     Your Basic Premiums are not current if your actual premiums paid, minus loans and minus partial surrenders, are less than the Basic Premium (expressed as a monthly amount) times the number of months the Policy has been in force.

     After the first two Policy Years, as long as the Policy's Cash Surrender Value is greater than the Monthly Deduction, your Policy will not lapse.

     Planned Premiums are those premiums you choose to pay on a scheduled basis. These are usually equal to or greater than the Basic Premium. We will bill you annually, semiannually, or quarterly, or at any other agreed-upon frequency. Pre-authorized monthly check payments may also be arranged.

     Additional Premiums are any premiums you pay in addition to Planned
Premiums.

     Payment of Basic Premiums, Planned Premiums or Additional Premiums in any amount will not, except as noted above, guarantee that your Policy will remain in force. Conversely, failure to pay Planned Premiums or Additional Premiums will not necessarily cause your Policy to lapse. (See "How Might Your Policy Lapse? What Effect Does a Lapse Have?")

     You may increase your Planned Premium at any time by submitting a written notice to us or by paying Additional Premiums, except that:

1. We may require evidence of insurability if the Additional Premium or the new Planned Premium during the current Policy Year would increase the difference between the Death Benefit and the Total Account Value. If satisfactory evidence of insurability is requested and not provided, we will refund the increase in premium without interest and without participation of such amounts in the underlying funding options;

2. No premiums can be accepted if they would disqualify the Policy as a "life insurance policy" under federal tax laws. In no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. (See "Tax Matters"). If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law; and

3. When there is an outstanding loan, all premiums paid in excess of the Basic Premium will be considered repayment of the Loan Account Value (this is true in all states for AetnaVest Policies and in all states except Texas for AetnaVest II Policies).

     Under limited circumstances, we may backdate a Policy, upon request, by assigning an Issue Date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy. Backdating may be desirable, for example, so that you can purchase a particular Policy Specified Amount for lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must pay the minimum premium payable for the period between the Issue Date and the date the initial premium is credited to the Separate Account. Backdating your Policy will not affect the date on which your premium payments are credited to the Separate Account and your policy is credited with Accumulation Units. Your Policy cannot be credited with Accumulation Units until your net premium is actually deposited in the Separate Account. See "How is the Value of Your Policy Computed?" in this Prospectus.

Premium Allocation

     The third choice you make when you purchase a Policy is deciding how your premiums will be allocated to the variable investment options. Allocations must be in whole percentages.

     You may allocate all or a part of your premiums to the Fixed Account, which will be credited with interest at a rate determined by us from time to time, but guaranteed to be at least 4.5%. The interest rate credited to each premium payment will depend on the date the payment is received at our Home Office.

     Credited interest rates reflect the Company's return on the Fixed Account invested assets and the amortization of any realized gains and/or losses which the Company may incur on these assets.

     You may also allocate all or a portion of your premiums to the Separate Account and direct that they be invested in one or more of the Funds. Not all Funds may be available under all Policies or in all jurisdictions. In addition, the Company may add, withdraw or substitute Funds, subject to the conditions in the Contract and to compliance with regulatory requirements. The investment results of the Funds, whose objectives are described below, are likely to differ significantly. You should consider carefully and on a continuing basis which Fund or combination of Funds is best suited to your long-term investment objectives. Except where otherwise noted, all of the Funds are diversified, as defined in the Investment Company Act of 1940, as amended.


[bullet] Aetna Balanced VP, Inc. (formerly Aetna Investment Advisers Fund, Inc.)
         seeks to maximize investment return, consistent with reasonable safety of principal by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the investment adviser's judgment of which of those sectors or mix thereof offers the best investment prospects.(1)

[bullet] Aetna Income Shares d/b/a Aetna Bond VP seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities.(1)

[bullet] Aetna Variable Fund d/b/a Aetna Growth and Income VP seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock.(1)

[bullet] Aetna Variable Encore Fund d/b/a Aetna Money Market VP seeks to provide high current return consistent with preservation of capital and liquidity through investment in high-quality money market instruments. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.(1)

[bullet] Aetna Generation Portfolios, Inc.--Aetna Ascent VP (formerly Aetna
         Ascent Variable Portfolio) seeks to provide capital appreciation. The Portfolio is designed for investors who have an investment horizon exceeding 15 years and who have a high level of risk tolerance.(1)

[bullet] Aetna Generation Portfolios, Inc.--Aetna Crossroads VP (formerly Aetna
         Crossroads Variable Portfolio) seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). The Portfolio is designed for investors who have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.(1)

[bullet] Aetna Generation Portfolios, Inc.--Aetna Legacy VP (formerly Aetna
         Legacy Variable Portfolio) seeks to provide total return consistent with preservation of capital. The Portfolio is designed for investors who have an investment horizon exceeding five years and who have a low level of risk tolerance.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Index Plus Large Cap VP
         (formerly Aetna Variable Index Plus Portfolio) seeks to outperform the total return performance of publicly traded common stocks represented by the S&P 500 Composite Stock Price Index.(1)

[bullet] Fidelity Investments Variable Insurance Products Fund--Equity-Income
         Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In selecting investments, the fund also considers the potential for capital appreciation.(2)

[bullet] Fidelity Investments Variable Insurance Products Fund II--Contrafund
         Portfolio seeks maximum total return over the long term by investing mainly in securities of companies whose value the investment adviser believes is not fully recognized by the public.(2)

[bullet] Janus Aspen Series--Aggressive Growth Portfolio is a nondiversified portfolio that seeks long-term growth of capital. The Portfolio pursues its investment objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index, which as of December 31, 1997 included companies with capitalizations between approximately $213 million and $13.7 billion, but which is expected to change on a regular basis.(3)

[bullet] Janus Aspen Series--Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio pursues its investment objective by, under normal circumstances, investing 40%-60% of its assets in securities selected primarily for their growth potential and 40%-60% of its assets in securities selected primarily for their income potential.(3)

[bullet] Janus Aspen Series--Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.(3)

[bullet] Janus Aspen Series--Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective primarily through investments in common stocks of foreign and domestic issuers.(3)

[bullet] Oppenheimer Global Securities Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities, but which may be considered to be speculative.(4)

[bullet] Oppenheimer Strategic Bond Fund seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in: (i) foreign government and corporate debt securities, (ii) securities of the U.S. Government and its agencies and instrumentalities ("U.S. Government securities"), and
         (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative. Current income is not an objective.(4)

[bullet] Portfolio Partners, Inc.--MFS Emerging Equities Portfolio seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective.(5)(a)

[bullet] Portfolio Partners, Inc.--MFS Research Growth Portfolio seeks long-term growth of capital and future income.(5)(a)

[bullet] Portfolio Partners, Inc.--MFS Value Equity Portfolio seeks capital appreciation. Dividend income, if any, is a consideration incidental to the Portfolio's objective of capital appreciation.(5)(a)

[bullet] Portfolio Partners, Inc.--Scudder International Growth Portfolio seeks long-term growth of capital primarily through a diversified portfolio of marketable foreign equity securities.(5)(b)

[bullet] Portfolio Partners, Inc.--T. Rowe Price Growth Equity Portfolio seeks long-term growth of capital and, secondarily, to increase dividend income by investing primarily in common stocks of well established growth companies.(5)(c)

Investment Advisers for each of the Funds:

(1) Aeltus Investment Management, Inc.
(2) Fidelity Management & Research Company
(3) Janus Capital Corporation
(4) OppenheimerFunds, Inc.
(5) Aetna Life Insurance and Annuity Company (Adviser);
    (a) Massachusetts Financial Services Company ("MFS")(Subadviser)
    (b) Scudder Kemper Investments, Inc. (Subadviser)
    (c) T. Rowe Price Associates, Inc. (Subadviser)

     Some of the above Funds may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal only debt instruments may involve higher risk of volatility to a Fund. The use of leverage in connection with derivatives can also increase risk of losses. See the current prospectuses for the Funds for a discussion of the risks associated with an investment in those Funds. More comprehensive information, including a discussion of potential risks, and more complete information about their investment policies and restrictions are found in the current prospectus for each Fund which is distributed with and accompanies this Prospectus. You should read the Fund prospectuses and consider carefully, and on a continuing basis, which Fund or combination of Funds is best suited to your long-term investment objectives. Additional prospectuses and Statements of Additional Information for each of the Funds can be obtained from the Company's Home Office at the address and telephone number listed on the cover of this Prospectus.

MIXED AND SHARED FUNDING

     Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policies described in this Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such Policy Owners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyholders, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.

WHAT HAPPENS WHEN YOUR PREMIUM PAYMENT IS MADE?

     If you make a sufficient premium payment when you apply for a Policy, and have answered favorably certain questions relating to the Insured's health, a "temporary insurance agreement" in the amount applied for (subject to stated maximums) will be provided.

     After the first premium payment, all premiums must be sent directly to our Home Office and will be deemed received when actually received at the Home Office. Your premium payments will be allocated, as you have directed, as of the Valuation Date on which each payment is received in the Home Office.

     You may reallocate your future premium payments at any time, up to four times per year, free of charge. After four times, a $10 charge is imposed on each subsequent change in order to reimburse us for costs associated with allocation changes. Any reallocation will apply to premium payments made after you have received written verification from us.

HOW IS THE VALUE OF YOUR POLICY COMPUTED?

     Once your Policy has been issued, each premium payment allocated to a variable funding option of the Separate Account will be credited to your Policy in the form of Accumulation Units of the funding option based on that funding option's Accumulation Unit Value (AUV). Initial premium will be credited to your Account at the AUV computed on the next Valuation Date following our acceptance of the Application. Each subsequent premium received by the Company by the close of business of the New York Stock Exchange will be credited to your Account at the AUV computed on the next Valuation Date following our receipt of your premium. The value of an Accumulation Unit may increase or decrease. The number of Accumulation Units credited is determined by dividing the net premium (the premium less the Premium Load) by the value of an Accumulation Unit next computed after we receive the premium. Shares of the Funds are purchased by the Separate Account at the net asset value next determined by the Fund following receipt of the Net Premium Payment by the Company. Since each Fund has a unique Accumulation Unit Value, a Policy Owner who has elected a combination of funding options will have Accumulation Units credited to each funding option.

     The value of your Policy is determined by: (a) multiplying the total number of Accumulation Units credited to the Policy for each funding option, respectively, by the appropriate current Accumulation Unit Value; and (b) if you have elected a combination of funding options, totaling the resulting values for each portion of the Policy; and (c) adding any Fixed Account or Loan Account Value.

     The number of Accumulation Units credited to a Policy will not be impacted by any subsequent change in the value of an Accumulation Unit. The number of units is increased by subsequent contributions to or transfers into that funding option, and decreased by charges and withdrawals from that funding option.

     Fixed Account Values will reflect amounts allocated to the General Account through either payment of premiums or transfers from the Separate Account. There is no assurance that the Separate Account Value of the Policy will equal or exceed the premiums paid and allocated to the Separate Account. You will be advised at least annually as to the number of Accumulation Units which remain credited to the Policy, the current Accumulation Unit Values, and your Total Account Value.

WHAT IS AN ACCUMULATION UNIT, AND HOW IS IT CALCULATED?

     An Accumulation Unit is the measure of the net investment result of each variable funding option. The Accumulation Units are used to calculate the value of the variable portion of your Policy (prior to the election of a Settlement Option). Accumulation Units are valued at the end of each normal business day Monday through Friday that the New York Stock Exchange is open (Valuation Date). A Valuation Period is the period of time from one Valuation Date to the next Valuation Date. The value of an Accumulation Unit for any Valuation Period is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Period by the net investment factor for the current period for the appropriate Fund. The net investment factor equals the net investment rate plus 1.0000000. The net investment rate is determined separately for each Fund as follows:

     The net investment rate equals (a) the net assets of the Fund held in the Separate Account at the end of a Valuation Period, minus (b) the net assets of the Fund held in the Separate Account at the beginning of that Valuation Period, plus or minus (c) taxes or provisions for taxes, if any, attributable to the operation of the Separate Account divided by (d) the value of the Accumulation Units held by the Separate Account at the beginning of the Valuation Period, minus (e) a daily charge at an annual rate not to exceed 0.90% of the value of the Fund shares held in the Separate Account for mortality and expense risks and no more than 0.50% (0.30% for AetnaVest) of the value of the Fund shares held in the Separate Account for the Company's administrative expenses attributable to Policies funded through the Separate Account.


     The current charge for mortality and expense risk under AetnaVest Policies is equal to annual rates as follows applied to the average daily net assets of the Funds:

   Aetna Ascent VP, Aetna Crossroads VP and Aetna Legacy VP .........       0.55%
   Aetna Balanced VP, Inc. and Aetna Growth and Income VP ...........       0.65%
   For all other Funds available under the AetnaVest ................       0.70%

     The current charge for mortality and expense risk under AetnaVest II Policies is equal to an annual rate of 0.70% of the Funds' average daily net assets.

     A daily deduction at a rate not to exceed 0.30% per year for AetnaVest, or 0.50% per year for AetnaVest II (currently 0.30% for both Policies), is also taken from the Separate Account Value to pay for administrative expenses.


CAN YOU MAKE TRANSFERS AMONG THE FUNDING OPTIONS?

     You may elect to transfer your accumulated Separate Account Value among any of the Funds, or from any of the Funds to the Fixed Account. Within the 45 days after your Policy's anniversary, you may also transfer a portion of the Fixed Account Value to one or more Funds. This type of transfer is allowed only once in the 45-day period and will be effective on the Valuation Date that your request is received in good order at our Home Office. The amount of such transfer cannot exceed the greater of (1) 25% of the Fixed Account Value, or (2) $500. If the Fixed Account Value is less than or equal to $500, you may transfer all or a portion of the Fixed Account Value. We may increase this limit from time to time. The first four transfers in any one Policy Year are made free of charge. Each additional transfer will be subject to a $10 charge.

     Any transfer among the Funds or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values next determined after a written request is received by us at our Home Office, provided the request is received by the close of business of the New York Stock Exchange. We reserve the right to limit the total number of Funds you may elect to 17 over the lifetime of the Policy.

     For AetnaVest II Policies, we will waive the $10 charge if you are changing your allocation so that 100% of the existing Separate Account Value and all future allocations are credited to the Fixed Account.

     If you contemplate the transfer of assets, you should consider the risks inherent in a shift from one funding option to another. In general, frequent transfers based on short-term expectations will tend to accentuate the danger that a transfer will be made at an inopportune time.

Telephone Transfers

     You may request a transfer of Account Values either in writing or by telephone. In order to make telephone transfers, a written telephone transfer authorization form must be completed by the Policyowner and returned to the Company at its Home Office. Once the form is processed, the Policyowner may request a transfer by telephoning the Company at 800-334-7586. All transfers must be in accordance with the terms of the Policy.

     Transfer instructions are currently accepted on each Valuation Date. Once instructions have been accepted and processed, they may not be rescinded; however, new telephone instructions may be given on the following day. If the transfer instructions are not in good order, the Company will not execute the transfer and You will be notified.

     We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which We reasonably believe to be genuine will be Your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, the Policyowner will bear the risk of loss. If the Company does not use reasonable procedures, as described above, it may be liable for losses due to unauthorized instructions.

Automated Transfers (Dollar Cost Averaging)

     Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more of the item when prices are low and less of it when prices are high.


     You may establish automated transfers of Account Values from the Funds on a monthly or quarterly basis from the Aetna Money Market VP to any other investment option through written request or other method acceptable to the Company. You must have a minimum of $5,000 allocated to the Aetna Money Market VP in order to enroll in the Dollar Cost Averaging program. The minimum automated transfer amount is $50 per month. There is currently no charge for the Dollar Cost Averaging Program. You may start or stop participation in the Dollar Cost Averaging Program at any time, but you must give the Company at least 30 days notice to change any automated transfer instructions that are currently in place. The Company reserves the right to suspend or modify automated transfer privileges at any time.

     Before participating in the Dollar Cost Averaging program, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging Program.

WHAT IS THE MATURITY VALUE OF YOUR POLICY?

     The Maturity Value of the Policy is the Total Account Value on the Maturity Date, less the amount necessary to repay any loans in full.

WHAT IS THE CASH SURRENDER VALUE OF YOUR POLICY?

     The Cash Surrender Value of your Policy is the amount you can receive in cash by surrendering the policy. The Cash Surrender Value equals the Total Account Value minus the applicable Surrender Charge, less the amount necessary to repay any loans in full. As discussed earlier, your Policy's Total Account Value is equal to the sum of the Fixed Account Value; Separate Account Value; and Loan Account Value.

     The Cash Surrender Value will never be less than zero. All or a part of the Cash Surrender Value may be applied to one or more of the Settlement Options.

WHAT CHARGES OR DEDUCTIONS ARE MADE UNDER THE POLICY?

Premium Load

     This load represents average applicable state premium taxes (ranging up to 4%) as well as administrative expenses and federal income tax liabilities. For AetnaVest Policies, a deduction of 2.50% of premiums paid (2.35% for California issues) will be made. For AetnaVest II Policies, a deduction of 3.5% (guaranteed to be no higher than 6%) will be made to cover such taxes and other expenses.

Insurance and Administrative Charges

     Deductions are made from your Total Account Value on a periodic basis for insurance and administrative costs. These insurance and administrative charges and surrender charges are discussed below.

     The charges for insurance and administrative costs will vary from Policy to Policy. They are broken down as follows:

(a) A Monthly Deduction is made from the Total Account Value. This deduction includes charges for the Cost of Insurance, for any supplemental riders or benefits, and for administrative expenses.

     The Cost of Insurance is equal to the Amount at Risk (the Death Benefit before deductions for loans, divided by 1.0036748, minus the Total Account Value), multiplied by the Cost of Insurance Rate which will not exceed the rate shown in the Policy. (Such rate varies according to the attained age, premium class and, in most states, sex of the Insured, and is based on the Commissioner's 1980 Standard Ordinary Mortality Tables (the "1980 CSO Tables"), nonsmoker and smoker versions.)

     Charges for any supplemental riders or benefits are described in the applicable rider or benefit policy form.

     A monthly administrative charge and a daily asset-based charge (see (c) following) are also charged. These charges are designed to recover acquisition and maintenance costs under the Policy such as policy underwriting and issue, policyholder reports and transaction handling. For AetnaVest Policies, the monthly charge decreases by attained age. At younger ages, the Account Value builds slowly so the daily asset-based charge is small. In those years, the monthly charge must be larger to cover the Company's expenses. As the Total Account Value grows, the asset-based daily charge can cover the Company's expenses without as high a monthly expense charge. The monthly charge varies for AetnaVest Policies according to the table below:

                                    AETNAVEST
                             ADMINISTRATIVE EXPENSES

                    Specified Amount
                -------------------------
   Attained      $100,000-     $1,000,000
     Age          999,999        & Over
-------------   -----------   -----------
   Up to 29        $5.00         $3.00
    30-39           4.00          2.00
    40-49           3.00          1.00
    50-59           2.00          0.00
    60-69           1.00          0.00
  70 & Over         0.00          0.00

     For AetnaVest II Policies, the monthly charge for administrative expenses in the first Policy Year is $20 and in all subsequent Policy Years, the monthly charge is $5. The monthly administrative charge and the asset-based administrative charge work together to cover the Company's acquisition and maintenance costs. In later years of the Policy, revenue collected from the daily asset-based charge grows with the Total Account Value to cover increased expenses from Account-based transactional expenses. The administrative charges will not exceed our costs.

     The Monthly Deduction is deducted proportionately from each funding option, if more than one is used. This is accomplished by canceling Accumulation Units and withdrawing the value of the canceled Accumulation Units from each funding option in the same proportion as their respective values have to your Fixed Account and Separate Account Values. The Monthly Deduction is made at the same time each month, beginning with the Issue Date.


(b) A daily deduction at a rate not to exceed 0.90% per year is taken only from the Separate Account Value for mortality and expense risks. This deduction is currently set at the following amounts:

   1) AetnaVest Policies:

   Aetna Ascent VP, Aetna Crossroads VP and Aetna Legacy VP .........      0.55%

   Aetna Balanced VP, Inc. and Aetna Growth and Income VP ...........      0.65%

   For all other Funds available under the AetnaVest ................      0.70%

   2) For all Funds available under AetnaVest II ....................      0.70%

This charge may be increased or decreased to reflect our expectations of future mortality and expense experience.



(c) A daily deduction at a rate not to exceed 0.30% per year for AetnaVest, or 0.50% per year for AetnaVest II (currently 0.30% for both Policies), is also taken from the Separate Account Value to pay for administrative expenses as described under (a) above.

Once a Policy is issued, Monthly Deductions, including Cost of Insurance charges, will be taken from your Policy Values as of the Issue Date, even if the Issue Date is earlier than the date the application is signed (see "Premiums"). If the Policy's issuance is delayed due to underwriting requirements, the charges will not be assessed until the underwriting is complete and the application for the policy is approved. Cost of Insurance charges will be in amounts based on the Specified Amount of the Policy issued, even if the temporary insurance coverage received during the underwriting period is for a lesser amount. If we decline an application, we will refund the full premium payment made.

Charges Assessed Against the Underlying Funds

     The following table illustrates the investment advisory fees, other expenses and total expenses paid by each of the Funds as a percentage of average net assets based on figures for the year ended December 31, 1997 unless otherwise indicated:

                                                                     Investment
                                                                  Advisory Fees(1)     Other Expenses     Total Fund
                                                                   (after expense      (after expense       Annual
                                                                   reimbursement)      reimbursement)      Expenses
                                                                 ------------------   ----------------   -----------
Aetna Ascent VP(2)(3)                                                   0.57%               0.23%           0.80%
Aetna Balanced VP, Inc.(3)                                              0.50%               0.10%           0.60%
Aetna Bond VP(3)                                                        0.40%               0.10%           0.50%
Aetna Crossroads VP(2)(3)                                               0.55%               0.25%           0.80%
Aetna Growth and Income VP(3)                                           0.50%               0.09%           0.59%
Aetna Index Plus Large Cap VP(2)(3)                                     0.32%               0.23%           0.55%
Aetna Legacy VP(2)(3)                                                   0.49%               0.31%           0.80%
Aetna Money Market VP(3)                                                0.25%               0.10%           0.35%
Fidelity VIP Equity-Income Portfolio(4)                                 0.50%               0.08%           0.58%
Fidelity VIP II Contrafund Portfolio(4)                                 0.60%               0.11%           0.71%
Janus Aspen Aggressive Growth Portfolio(5)                              0.73%               0.03%           0.76%
Janus Aspen Balanced Portfolio(5)                                       0.76%               0.07%           0.83%
Janus Aspen Growth Portfolio(5)                                         0.65%               0.05%           0.70%
Janus Aspen Worldwide Growth Portfolio(5)                               0.66%               0.08%           0.74%
Oppenheimer Global Securities Fund                                      0.70%               0.06%           0.76%
Oppenheimer Strategic Bond Fund                                         0.75%               0.08%           0.83%
Portfolio Partners, Inc. MFS Emerging Equities
 Portfolio(6)(7)                                                        0.68%               0.13%           0.81%
Portfolio Partners MFS Research Growth Portfolio(6)(7)                  0.70%               0.15%           0.85%
Portfolio Partners MFS Value Equity Portfolio(6)                        0.65%               0.25%           0.90%
Portfolio Partners Scudder International Growth
 Portfolio(6)                                                           0.80%               0.20%           1.00%
Portfolio Partners T. Rowe Price Growth Equity
 Portfolio(6)                                                           0.60%               0.15%           0.75%

(1) Certain of the Fund advisers reimburse the Company for administrative costs incurred in connection with administering the Funds as variable funding options under the Contract. These reimbursements are paid out of the investment advisory fees and are not charged to investors.

(2) Effective May 1, 1998, the Portfolios' adviser has agreed to waive a portion of its fee or to reimburse certain expenses so that aggregate expenses do not exceed the total expenses shown above. These fee waiver/expense reimbursement arrangements will increase total return and may be modified or terminated at any time.

    Without these fee waiver/expense reimbursement arrangements Management Fees and Total Expenses for the Portfolio would be higher. Management Fees and Total Expenses would be as follows: 0.60% and 0.83% for Ascent VP; 0.60% and 0.85% for Crossroads VP; 0.35% and 0.58% for Index Plus Large Cap VP; and 0.60% and 0.91% for Legacy VP, respectively.

(3) Prior to May 1, 1998, the investment adviser provided administrative services to the Fund and assumed the Fund's ordinary recurring direct costs under an Administrative Services Agreement. Effective May 1, 1998, the investment adviser will continue to provide administrative services to the Fund but will no longer assume all of the Fund's ordinary recurring direct costs under the Administrative Services Agreement. The Administrative Fee is 0.075% on the first $5 billion in assets and 0.050% on all assets over $5 billion. The "Other Expenses" shown are not based on actual figures for the year ended December 31, 1997, but reflect the fee payable under the new Administrative Services Agreement and estimates of the Fund's ordinary recurring direct costs.

(4) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses would have been 0.57% for Equity-Income Portfolio; and 0.68% for Contrafund Portfolio.

(5) Management fees for Aggressive Growth, Balanced, Growth and Worldwide Growth Portfolios reflect a reduced fee schedule effective July 1, 1997. The management fees shown above are based on the new rate applied to net assets as of December 31, 1997. Other expenses are based on gross expenses of the Shares before expense offset arrangements for the fiscal year ended December 31, 1997. The information for each Portfolio is net of fee waivers or reductions from Janus Capital. Fee reductions for the Aggressive Growth, Balanced, Growth and Worldwide Growth Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without such waivers or reductions, the Management Fee, Other Expenses and Total Operating Expenses for the Shares would have been 0.74%, 0.04%, and 0.78% for Aggressive Growth Portfolio; 0.77%, 0.06%, and 0.83% for Balanced Portfolio; 0.74%, 0.04%, and 0.78% for Growth Portfolio; and 0.72%, 0.09%, and 0.81% for Worldwide Growth Portfolio, respectively. Janus Capital may modify or terminate the waivers or reductions at any time upon at least 90 days' notice to the Trustees.

(6) Each Portfolio's aggregate expenses are contractually limited to the advisory and administrative fees disclosed above. The investment adviser will not seek an increase in its advisory or administrative fees at any time prior to May 1, 1999.

(7) The advisory fee is 0.70% of the first $500 million in assets and 0.65% on the excess.


For further details on each Fund's expenses please refer to that Fund's prospectus.

Surrender Charge

     There will also be a surrender charge if you surrender your Policy (in whole or in part) before the end of ten years for AetnaVest Policies and fifteen years for AetnaVest II Policies, from either the Policy Issue Date or from the effective date of an increase in the Specified Amount under the Policy. The Surrender Charge is imposed partially as a deferred sales charge, and also to enable the Company to recover certain administrative costs.

     The initial Surrender Charge is based on the Specified Amount. It also depends on the Insured's Issue Age and, in most states, sex.

     The dollar amount of the Surrender Charge will remain the same for five years following the Issue Date. Thereafter, the charge will decline monthly for the next five years so that, ten years after the Issue Date for AetnaVest Policies and fifteen years after the Issue Date for AetnaVest II Policies (assuming no increases in the Specified Amount), the Surrender Charge will be zero.

     If you decrease the Specified Amount while the Surrender Charge applies, the Surrender Charge will remain the same.

     If you increase the Specified Amount (which you can do at any time after the first Policy Year subject to satisfactory evidence of the Insured's insurability), a new Surrender Charge will be applicable, in addition to the then-existing Surrender Charge. This charge will be determined based on the Insured's attained age, sex, and underwriting status at the Issue Date (except for AetnaVest II Policies issued in Massachusetts and Montana where this charge will not be determined based on sex). The Surrender Charge applicable to the increase will be 70% of the Surrender Charge on a new policy whose Specified Amount equals the amount of the increase, and will cover administrative expenses. The additional Surrender Charge will also remain constant for five years from the start of the Policy Year in which the increase occurs, and will decrease to zero at the end of ten years for AetnaVest Policies and fifteen years for AetnaVest II Policies. See the example in the box below.

     The maximum portion of the Surrender Charge which is to be applied to reimburse the Company for sales and promotional expenses will be 30% of the first year's Basic Premium (if you surrender in full during that year). Full surrenders after the first year will result in the imposition of the same dollar Surrender Charge for the initial five years and, therefore, the sales expense portion of the Surrender Charge (expressed as a percentage of Basic Premiums paid) will decline after the first Policy Year.

              AETNAVEST POLICIES: EXAMPLE OF IMPACT OF INCREASE IN
                    SPECIFIED AMOUNT ON THE SURRENDER CHARGE

     This Example assumes that you bought a Policy with an initial Stated Amount of $100,000 that had a Surrender Charge at the time of issue equal to $890. The Example is intended to illustrate the impact of an increase in your Specified Amount by $50,000 at the beginning of the third Policy Year. For any given year, your Surrender Charge will be less than it would have been for someone who simply purchased a brand new Policy with a Specified Amount of $150,000.

     As noted above, for original Specified Amounts, the surrender charge is the same for the first five Policy Years, and thereafter declines monthly until it is $0 at the end of the tenth Policy Year. For any increase in Specified Amount, the increase in Surrender Charge applies for five years from the date of increase, and declines monthly thereafter until it is $0 at the end of the tenth year following increase.

--------------------------------------------------------------------------------
                                              Additional
                        Original          Surrender Charge --
                  Surrender Charge --         Increase in
                   Initial Specified       Specified Amount         Total
 Beginning of            Amount            at the beginning       Surrender
 Policy Year:         of $100,000          of Policy Year 3        Charges
--------------------------------------------------------------------------------
      1                 $890.00                   --             $  890.00
      2                  890.00                   --                890.00
      3                  890.00                $489.50            1,379.50
      4                  890.00                 489.50            1,379.50
      5                  890.00                 489.50            1,379.50
      6                  890.00                 489.50            1,379.50
      7                  712.00                 489.50            1,201.50
      8                  534.00                 489.50            1,023.50
      9                  356.00                 391.60              747.60
     10                  178.00                 293.70              471.70
     11                       0                 195.80              195.80
     12                       0                  97.90               97.90
     13                       0                      0                   0
--------------------------------------------------------------------------------

             AETNAVEST II POLICIES: EXAMPLE OF IMPACT OF INCREASE IN
                    SPECIFIED AMOUNT ON THE SURRENDER CHARGE

     This Example assumes that you bought a Policy with an initial Stated Amount of $100,000 that had a Surrender Charge at the time of issue equal to $890. The Example is intended to illustrate the impact of an increase in your Specified Amount by $50,000 at the beginning of the third Policy Year. For any given year, your Surrender Charge will be less than it would have been for someone who simply purchased a brand new Policy with a Specified Amount of $150,000.

     As noted above, for original Specified Amounts, the surrender charge is the same for the first five Policy Years, and thereafter declines monthly until it is $0 at the end of the tenth Policy Year. For any increase in Specified Amount, the increase in Surrender Charge applies for five years from the date of increase, and declines monthly thereafter until it is $0 at the end of the tenth year following increase.

--------------------------------------------------------------------------------
                                              Additional
                        Original          Surrender Charge --
                  Surrender Charge --         Increase in
                   Initial Specified       Specified Amount         Total
 Beginning of            Amount            at the beginning       Surrender
 Policy Year:         of $100,000          of Policy Year 3        Charges
--------------------------------------------------------------------------------
      1                $890.00                    --            $  890.00
      2                 890.00                    --               890.00
      3                 890.00                 $489.50           1,379.50
      4                 890.00                  489.50           1,379.50
      5                 890.00                  489.50           1,379.50
      6                 890.00                  489.50           1,379.50
      7                 801.00                  489.50           1,290.50
      8                 712.00                  489.50           1,201.50
      9                 623.00                  440.55           1,063.55
     10                 534.00                  391.60             925.60
     11                 445.00                  342.65             787.65
     12                 356.00                  293.70             649.70
     13                 267.00                  244.75             511.75
     14                 178.00                  195.80             373.80
     15                  89.00                  146.85             235.85
     16                      0                   97.90              97.90
     17                      0                   48.95              48.95
     18                      0                       0                  0
--------------------------------------------------------------------------------

     The Company may offer the Policy in a group arrangement in connection with a multiple employer trust plan under which a trustee, employer or employers, or other similar entity purchases a Policy which covers a group of individuals on a group basis. Certificates replicating all the provisions of a Policy are issued to individual employees. In such arrangements, an employer may permit group solicitation of its employees for the purchase of Policies on either a group or individual basis.

     The Company may reduce the Surrender Charge, the Monthly Deduction, or both, in connection with Policies issued under such arrangements. Generally, sales and administrative costs per Policy vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which Policies are purchased, and other factors. The amount of reductions will be considered on a case-by-case basis and will reflect the reduced sales effort and administrative costs expected as a result of sales to a particular group or sponsored arrangement.

     Based on its actuarial determination, the Company does not anticipate that the Surrender Charge will cover all sales and administrative expenses which the Company will incur in connection with the Policy. Any such shortfall, including but not limited to, payment of sales and distribution expenses, would be charged to and paid by the Company.

WHEN DOES THE SURRENDER CHARGE APPLY?

     A Surrender Charge applies when you make a full or partial surrender of the Cash Surrender Value of the Policy, as described below.

Full Surrenders

     When you surrender your Policy for the full Cash Surrender Value, all applicable Surrender Charges are imposed.

Partial Surrenders

     When you surrender part of your Policy, we will apply the same proportion of the total applicable Surrender Charges as the amount to be paid bears to the total Cash Surrender Value. Once you have made a partial surrender, or surrenders, future applicable Surrender Charges will be reduced proportionately. In addition, under Option 1, the Specified Amount will be reduced by the amount surrendered.

     Other rules apply to partial surrenders:

1. No partial surrender can be made until one year after the Issue Date;

2. The amount paid to you on a partial surrender must be at least $500;

3. If a partial surrender is made, there will be a transaction charge of $25 or 2% of the amount of the net surrender payment, whichever is less. The charge will be made against the Total Account Value;

4. If, at the time of a partial surrender, your Total Account Value is attributable to more than one funding option, both the Surrender Charge and the amount paid to you upon the surrender will be taken proportionately from the values accumulated in each funding option. You cannot select the funding option to be used in the surrender;

5. A partial surrender will not be allowed if it would cause the Specified Amount to drop below the minimum allowable Specified Amount; and

6. Partial surrenders may only be made prior to election of a settlement option.

     As mentioned previously, a partial surrender will also reduce the Death Benefit (and the Specified Amount, if Option 1 is in effect), by the amount of the reduction in your Total Account Value resulting from the surrender. If the Specified Amount is reduced, the most recent increase in coverage is reduced first, then the next most recent coverage, and so forth.

     If the Death Benefit on an Option 1 Policy is calculated as a percentage of the Total Account Value rather than as the Specified Amount, a partial surrender will reduce the Specified Amount only if the partial surrender decreases the difference between the Death Benefit and the Total Account Value. A partial surrender will not reduce the Specified Amount of an Option 2 Policy.

     Payment of any amount due from Separate Account Values on a full or partial surrender will be made within seven calendar days after your written surrender request is received at our Home Office, except that payment may be postponed when the New York Stock Exchange has been closed and for such other periods as the Securities and Exchange Commission may require. Payment of values from the Fixed Account Value may be deferred for up to six months, except when used to pay premiums to the Company.

     If you surrender your Policy, in whole or in part, there may be tax implications. Refer to "Tax Matters."

HOW MIGHT YOUR POLICY LAPSE? WHAT EFFECT DOES A LAPSE HAVE?

     A lapse occurs if your Monthly Deduction is greater than the Cash Surrender Value and no payment to cover the deduction is made within 61 days of our notifying you. This may happen after the first two Policy Years, or during the first two Policy Years if your Basic Premiums are not current.

     If the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction on the appropriate date, your insurance coverage will terminate at the end of a 61-day Grace Period. The Grace Period begins with the mailing of a notice to you, once we discover the insufficiency. We will require the payment of the amount necessary to keep this Policy in force for the current month, plus two additional months. During the Grace Period, a Policy has no Cash Surrender Value, so that if the Policy is terminated at the end of the Grace Period, no money will be paid to you.

     If your Policy's Cash Surrender Value is insufficient to cover the Monthly Deduction on the appropriate date, an amount equal to the Monthly Deduction will be removed from the Total Account Value and will not participate in investment performance. If a premium payment is subsequently made and the Cash Surrender Value exceeds the amount of the Monthly Deduction, or, within the first two years the Basic Premiums are paid, the amount removed will be returned to the Total Account Value and will resume participation in investment performance.

IF THE POLICY HAS LAPSED, CAN YOU REINSTATE THE POLICY?

     We will consider reinstatement within five years after the date of termination (provided it is before the Maturity Date). We will require satisfactory evidence of insurability. Regardless of when the Policy lapses, the original and any additional tables of Surrender Charges that were issued on this Policy will apply upon reinstatement. The Loan Account Value will be reinstated. All values will be reinstated as of the date of the Policy's termination.

     Under AetnaVest II Policies issued in most states, if the Policy lapses during the first two Policy Years, the payment required at reinstatement will equal the sum of Basic Premiums for each Monthly Deduction day to date, less premiums previously paid. If the Policy lapses after the first two Policy Years, you must make a premium payment that will cause the surrender value upon reinstatement to equal three times the next monthly deduction.

     For AetnaVest Policies, upon reinstatement, no Surrender Charge deduction will apply to coverage which was in force for two or more years (one or more years for multiple employer trust policies) prior to the date of termination. For terminated coverage which was in force less than two years, future Surrender Charges will not be reduced from the original schedule. If you request reinstatement during the first two Policy Years, the premium required at reinstatement will be the lesser of (a) a premium sufficient to pay for three Monthly Deductions plus any applicable Surrender Charge; or (b) overdue Basic Premiums.

CAN YOU BORROW ON YOUR POLICY?

     If you purchase an AetnaVest Policy you may borrow against your Policy after the end of the second Policy Year (in California and Texas, after the end of the first Policy Year). AetnaVest II Policy Owners may borrow against their Policy beginning in the first Policy Year. For all Policies, loans must be taken before the election of a settlement option.

     The most you can borrow is 90% (100% for AetnaVest II policies issued in Texas) of the Fixed Account and Separate Account Values less the Surrender Charge applicable at the time of the loan. Interest on the loan, including preferred loans (as described below), will accrue at 8% per year, payable once a year at each anniversary of the loan. Any interest not paid when due becomes part of the loan and bears interest.

     The Loan Account Value is credited with the amount of any loans you make on your Policy, as collateral. The Loan Account Value is credited with interest at a rate of at least 4.5% per year (6% in New York). Such credited interest is transferred out of the Loan Account Value monthly and reallocated proportionately to the applicable funding options.

     Beginning in the eleventh Policy Year, up to 10% of the maximum loan amount available, at the beginning of a Policy Year, can be taken as a preferred loan during that Policy Year. Amounts borrowed in excess of the maximum loan amount available for a preferred loan will not be considered a preferred loan. The portion of the Loan Account Value equal to the preferred loan will be credited at the policy loan interest rate of 8% per year. The portion of the Loan Account Value not considered a preferred loan will be credited interest as described in "What Is the Cash Surrender Value of Your Policy?" The preferred loan feature is only available in approving states as stated in your Policy.

     If you are using more than one underlying funding option, the amount of the loan will be withdrawn in proportion to the value held in each funding option. You cannot select the funding option to be used for the loan.

     The amount you receive as a result of the loan will, together with any accrued but not paid interest, constitute the Loan Account Value. Repayments on the loan will be allocated among the funding options in the same proportion the loan was taken from the funding options. The Loan Account Value will be reduced by the amount of any loan repayment.

CAN YOU CHANGE THE AMOUNT OF YOUR INSURANCE COVERAGE?

     Beginning one year after the Issue Date, you may increase or decrease the Specified Amount of your Policy as follows:

1. For an increase, we will require satisfactory evidence of insurability unless there is no increase in the Amount at Risk;

2. The Cash Surrender Value at the time of an increase must be at least three times the sum of (a) the most recent Monthly Deduction from Total Account Value and (b) the amount of the increase, divided by 1000, times the applicable Cost of Insurance Rate;

3. An increase in the Specified Amount will increase the Surrender Charge unless there is no increase in the Amount at Risk;

4. Increases are limited to four times the original Specified Amount;

5. Decreases in the Specified Amount will not decrease the Surrender Charge or your Basic Premium. Decreases during the second year after the Issue Date will usually not enable you to reduce your Planned Premium below the Basic Premium without lapsing the Policy;

6. No decrease may reduce the Specified Amount to less than the then-current minimum for this type of Policy;

7. The decrease will be applied first to the most recent coverage under the Policy, then to the next most recent, and so forth.

     You can also change from one Death Benefit Option to the other.

     The Specified Amount will be changed when a change in Death Benefit Option is made. If the change is from Option 1 to Option 2, the new Specified Amount will equal the Amount at Risk as of the date of the change. If the change is from Option 2 to Option 1, the new Specified Amount will equal the Death Benefit as of the date of the change.

     A change in Death Benefit Option will not be allowed if the new Specified Amount would be less than the then-current minimum. We may require satisfactory evidence of insurability before allowing the change. There will be no change in the Surrender Charge (either increase or decrease) at the time of a change in Death Benefit Option.

WHAT IS THE "FREE-LOOK PERIOD"?

     The Policy has a "Free-Look Period" during which it may be returned to our Home Office for a refund. You may return it to our Home Office within ten days after you receive the Policy and the written notice of withdrawal right, or within 45 days after you sign the application for the Policy, whichever occurs latest.

     The refund will be the sum of (1) the difference between payments made and amounts allocated to the Separate Account, (2) the value of the amount allocated to the Separate Account as of the date the returned

Policy is received by us, and (3) any fees imposed on the amounts allocated to the Separate Account. If state law does not permit such a refund, then the refund will equal premiums paid, without interest. Refunds will usually occur within seven days of notice of cancellation, although a refund of premiums paid by check may be delayed until the check clears your bank.

CAN YOU EXCHANGE YOUR POLICY?

     You may exchange the AetnaVest Policy for a period of two years after the Issue Date, for a new adjustable premium policy issued by the Company, under which policy values and benefits do not vary with the investment performance of a Separate Account. The new policy will have the same Issue Date as the old Policy, and no evidence of insurability will be required. Since your Total Account Value will be transferred from the old Policy to the new policy in its entirety, the Cash Surrender Value under the new policy cannot exceed the Cash Surrender Value under the old Policy at the time of exchange. We have the right to adjust the Cash Surrender Value under the new policy to make sure this is the case. You have the right to select whether the new policy has the same Death Benefit or net amount at risk as the old Policy. There may be a charge due to the Company, or a refund due to the Policy Owner, equal to the difference in cash value between the old Policy and the new policy.

     For AetnaVest II Policies you may simply transfer the entire Separate Account Value of your Policy to the Fixed Account. No charge will be made for any such transfer.


HOW WILL THE DEATH BENEFIT BE PAID?

     The Death Benefit under the Policy will be paid in a lump sum within seven days after we receive due proof of death (a certified copy of the death certificate), unless you or the beneficiary have elected that it be paid under one or more of the Settlement Options described below.

     Payment of the Death Benefit may be delayed if the Policy is being contested. While the Insured is living, you may elect a Settlement Option for the beneficiary and deem it irrevocable. You may revoke or change a prior election. The beneficiary may make or change an election within 90 days of the death of the Insured, unless you have made an irrevocable election. A beneficiary who has elected Settlement Option 1 may elect another option within two years after the Insured's death.


     All or a part of the proceeds of the Death Benefit may be applied under one or more of the following Settlement Options, or such options as we may choose to make available in the future.

     If the Policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any excess Death Benefit proceeds due will be paid as elected.

SETTLEMENT OPTIONS

WHEN DO PAYMENTS UNDER A SETTLEMENT OPTION OCCUR?

     Proceeds in the form of Settlement Options are payable by the Company upon the Insured's death; upon Maturity of the Policy; or upon election of one of the following Settlement Options or any we make available (after any applicable surrender charges have been deducted).

     A written request is required to elect, change, or revoke a Settlement Option. This request will take effect upon receipt or recording of the written request, in good order, at our Home Office.

     The first variable Settlement Option payment will be as of the tenth Valuation Period following the receipt of the properly completed election form.

WHAT ARE THE SETTLEMENT OPTIONS?

     The Settlement Options are as follows:

     Option 1--Payment of interest on the sum left with us;

     Option 2--Payments for a stated number of years, at least three but no more than thirty;

     Option 3--Payments for the lifetime of the Annuitant. If also chosen, we will guarantee payments for 60, 120, 180 or 240 months;

     Option 4--Payments during the joint lifetimes of two Annuitants. At the death of either, payments will continue to the survivor. When this option is chosen, a choice must be made of:

   (a) 100% of the payment to continue to the survivor;

   (b) 66% of the payment to continue to the survivor;

   (c) 50% of the payment to continue to the survivor;

   (d) Payments for a minimum of 120 months, with 100% of the payment to continue to the survivor;

   (e) 100% of the payment to continue to the survivor if the survivor is the Annuitant, and 50% of the payment to continue to the survivor if the survivor is the Second Annuitant.

     In most states, no election may be made that would result in a first payment of less than $25 or that would result in total yearly payments of less than $120. If the value of the Policy is insufficient to elect an option for the minimum amount specified, a lump-sum payment must be elected.

     Proceeds applied under Option 1 will be held by us in the General Account. Proceeds in the General Account will be used to make payments on a fixed dollar basis. We will add interest to such proceeds at an annual rate of not less than 3.5%. We may add interest daily at any higher rate.

     Under Option 1, the Annuitant may later tell the Company to (a) pay to him or her a portion or all of the sum held by the Company; or (b) apply a portion or all of the sum held by the Company to another settlement option.

     Proceeds applied under Options 2, 3 and 4 will be held (a) in the General Account; or (b) in Variable Annuity Account B, invested in one or more of the available investment options; or (c) a mix of (a) and (b). Proceeds in Variable Annuity Account B will be used to make payments on a variable basis.

     If payments are to be funded on a variable basis, the first and subsequent payments will vary depending on the Assumed Net Investment Rate. This rate will be 3.5% per annum, unless a 5% annual rate is chosen. The Assumed Net Investment Rate is chosen by the payee.

     Selection of a 5% rate causes a higher first payment, but subsequent payments will increase only to the extent the actual net investment rate exceeds 5% on an annualized basis, and they will decline if the rate is less than 5%. Use of the 3.5% Assumed Net Investment Rate causes a lower first payment, but subsequent payments will increase more rapidly or decline more slowly as changes occur in the actual net investment rate. The investment performance of the underlying funding option(s) must equal such assumed rate, plus enough to cover the mortality and expense risk and administrative fee charges, if future payments on a variable basis are to remain level.

     If payments on a variable basis are not to decrease, gross return on the assets of the underlying funding option must be:

   (a) 4.75% on an annual basis, plus an annual return of up to .25% needed to offset the administrative charge in effect at the time Settlement Option payments start, if an Assumed Net Investment Rate of 3.5% is chosen; or

   (b) 6.25% on an annual basis, plus an annual return of up to .25% needed to offset the administrative charge in effect at the time Settlement Option payments start, if an Assumed Net Investment Rate of 5% is chosen.

     Option 2, 3, or 4 may be chosen on a fixed dollar basis. However, if the guaranteed payments are less than the payments which would be made from the purchase of the Company's current single premium immediate annuity, the larger payment will be made instead.

     As to funds held under Option 1, the Annuitant may elect to make a withdrawal or to change options. Under Option 2, if payments are made on a variable basis, the current value may be withdrawn at any time. Amounts held in the Fixed Account may not be withdrawn under Option 2. No withdrawals or changes of option may be made under Options 3 and 4.

     When an Annuitant dies while receiving payments under Option 2, 3 or 4, the present value of any remaining guaranteed payments will either be paid in one sum to the beneficiary, or upon election by the beneficiary, any remaining guaranteed payments will continue to the beneficiary. If no beneficiary exists, the present value of any remaining guaranteed payments will be paid in one sum to the Annuitant's estate. If the Annuitant dies while receiving payments under Option 1, the current value of the Option will be paid in one sum to the beneficiary, or to the Annuitant's estate.

     If a beneficiary dies (and there is no contingent beneficiary), while receiving payments, the current value of the account (Option 1), or the present value of any remaining guaranteed payments will be paid in one sum to the estate of the beneficiary. The interest rate used to determine the first payment will be used to calculate the present value.

     Payments will be made upon receipt of a written request filed with us. If no settlement election has been made by the Policy Owner when the beneficiary becomes entitled to proceeds, the beneficiary may make the election.

HOW WILL YOUR VARIABLE SETTLEMENT OPTION PAYMENTS BE CALCULATED?

     When you have chosen payment on a variable basis, the first payment is calculated as follows:

   (a) the portion of the proceeds applied to make payments on the variable basis; divided by

   (b) 1000; times

   (c) the payment rate for the Option chosen.

     Such amount, or portion, of the variable payment will be divided by the Settlement Option Unit Value (described below), as of the tenth Valuation Period (the period of time between one Valuation Date and the next Valuation Date) before the due date of the first payment, to determine the number of Settlement Option Units. Each future payment is equal to the number of Settlement Option Units, times the Settlement Option Unit Value as of the tenth Valuation Period prior to the due date of the payment.

     For any Valuation Period, the Settlement Option Unit Value is equal to:

   (a) The Settlement Option Unit value for the previous Valuation Period;
   times

   (b) The Net Return Factor (as defined below) for the Valuation Period;
   times

   (c) A factor to reflect the Assumed Net Investment Rate. The factor for 3.5% per year is .9999058; for 5% per year, it is .9998663.

     The Net Return Factor equals:

    (i) The net assets of the applicable fund held in Variable Annuity Account B at the end of a Valuation Period, minus

    (ii) The net assets of the applicable fund held in Variable Annuity Account B at the beginning of that Valuation Period, plus or minus

    (iii) Taxes or provision for taxes, if any, attributable to the operations of Variable Annuity Account B, divided by


    (iv) The value of Settlement Option Units and other accumulation units held in Variable Annuity Account B at the beginning of the Valuation Period, minus

    (v) A daily charge at an annual rate of 1.25% for annuity mortality and expense risk and a daily administrative expense charge that will not exceed .25% on an annual basis.

     The number of Settlement Option Units remains fixed. However, the dollar value of the Settlement Option Unit Values and the payment may increase or decrease due to investment gain or loss.

     Payments will not be affected by changes in the mortality or expense results or administrative charges.

DESCRIPTION OF THE COMPANY AND THE SEPARATE ACCOUNT

The Company

     The Aetna Life Insurance and Annuity Company is a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Through a merger, it succeeded to the business of Aetna Variable Annuity Life Insurance Company (formerly Participating Annuity Life Insurance Company organized in 1954). The Company is engaged in the business of issuing life insurance policies and annuity contracts in all states of the United States. The Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc., which is in turn a wholly owned subsidiary of Aetna Retirement Services, Inc., and an indirect wholly owned subsidiary of Aetna Inc.

     The Company is registered as an investment adviser under the Investment Advisers Act of 1940. It is also registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

The Separate Account

     The Separate Account established for the purpose of providing Variable Options to fund the Policy is Variable Life Account B. Amounts allocated to the Separate Account are invested in the Funds. Each of the Funds is an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Funds currently available under the Separate Account, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Funds' investment objectives and restrictions and other material information relating to an investment in the Funds are contained in the prospectuses for each of the Funds.

     Variable Life Account B was established pursuant to a June 18, 1986, resolution of the Board of Directors of the Company. Under Connecticut Insurance Law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for the Company's variable life insurance policies. Any and all distributions made by the Funds with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value. The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business conducted by the Company. The Company is, however, responsible for meeting the obligations of the Policy to the Policy Owner.

     No stock certificates are issued to the Separate Account for shares the Funds held in the Separate Account. Ownership of Fund shares is documented on the books and records of the Funds and of the Company for the Separate Account.

     The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or the Company's management or investment practices or policies. The Company does not guarantee the Separate Account's investment performance.

                      DIRECTORS AND OFFICERS OF THE COMPANY


Name and Address*        Positions with Company        Business Experience During Past 5 Years
--------------------------------------------------------------------------------------------------------
Thomas J. McInerney      Director, President and       President (since September 1997), Aetna Life
                         Chairman, Executive           Insurance and Annuity Company; President
                         Committee (Principal          (since September 1997), Aetna Insurance
                         Executive Officer)            Company of America; Director and President
                                                       (since September 1997), Aetna Retirement
                                                       Holdings, Inc.; President (since August 1997),
                                                       Aetna Retirement Services, Inc.; Executive
                                                       Vice President (since August 1997), Aetna Inc.,
                                                       Aetna Services, Inc. and Aetna Life Insurance
                                                       Company; Vice President, Strategy (March
                                                       1997--August 1997) Aetna Inc., Aetna Services,
                                                       Inc. and Aetna Life Insurance Company, Vice
                                                       President, Sales (December 1996--March
                                                       1997) and Vice President National Accounts
                                                       (April 1996- March 1997), Aetna
                                                       US Healthcare Inc.; Vice President, Strategy,
                                                       Finance, & Administration (July 1995--April
                                                       1996), Aetna Inc.; Vice President, Guaranteed
                                                       Products (November 1992--July 1995), Aetna
                                                       Life Insurance Company.

Shaun P. Mathews         Director and Senior Vice      Senior Vice President, Product Management
                         President                     (September 1997), Vice President, Products
                                                       Group (February 1996--September 1997),
                                                       Senior Vice President, Strategic Markets and
                                                       Products (February 1993--February 1996) and
                                                       Senior Vice President, Mutual Funds.

Catherine Hale Smith     Director, Chief Financial     Chief Financial Officer and Senior Vice
                         Officer and Senior Vice       President, Strategy and Finance (Since February
                         President                     1998), Aetna Life Insurance and Annuity
                                                       Company; Chief Financial Officer (since February
                                                       1998), Aetna Retirement Services, Inc.; Vice
                                                       President, Strategy, Finance and
                                                       Administration, Financial Relations (September
                                                       1996--February 1998), Aetna Inc.; Chief of
                                                       Staff, Health/Group Life, Strategy and
                                                       Communication (April 1993--September 1996).

Name and Address*        Positions with Company       Business Experience During Past 5 Years
-------------------------------------------------------------------------------------------------------
Kirk P. Wickman          Vice President, General      Vice President, General Counsel and Corporate
                         Counsel and Corporate        Secretary (since November 1996), Aetna Life
                         Secretary                    Insurance and Annuity Company; Vice President
                                                      and Counsel (June 1992--November 1996),
                                                      Aetna Life Insurance Company.

Deborah Koltenuk         Vice President and           Vice President and Treasurer, Corporate
                         Treasurer, Corporate         Controller (since July 1996), Aetna Life
                         Controller                   Insurance and Annuity Company; Vice President
                                                      and Treasurer, Corporate Controller (since July
                                                      1996), Aetna Retirement Holdings, Inc.; Vice
                                                      President, Investment Financial Reporting and
                                                      Securities Operations (April 1996--July 1996),
                                                      Aetna Life Insurance Company; Vice President,
                                                      Investment Planning and Financial Reporting
                                                      (October 1994--April 1996), The Aetna Casualty
                                                      and Surety Company and The Standard Fire and
                                                      Insurance Company; Assistant Vice President,
                                                      Finance and Administration (June 1994--October
                                                      1994), Aetna Life Insurance Company; Controller
                                                      (September 1993--June 1994), Aetna Information
                                                      Technology; Assistant Vice President (December
                                                      1990--September 1993), Aetna Life and Casualty
                                                      Company.

Frederick D. Kelsven     Vice President and Chief     Vice President, Chief Compliance Officer (since
                         Compliance Officer           February 1997), Aetna Life Assignment
                                                      Company; Vice President & Chief Compliance
                                                      Officer (since November 1996), Aetna Investment
                                                      Services, Inc.; Director of Compliance (January
                                                      1985--September 1996), Nationwide Life Insurance
                                                      Company.


------------
* The address of all Directors and Officers listed is 151 Farmington Avenue, Hartford, Connecticut.

These individuals may also be directors and/or officers of other affiliates of the Company.

Directors, officers and employees of the Company are covered by a blanket fidelity bond in the amount of $60 million issued by Aetna Casualty and Surety Company.

REPORTS TO POLICY OWNERS

     Within 30 days after each Policy Anniversary and before proceeds are applied to a settlement option, we will send you a report containing the following information:

   1. A statement of changes in Total Account Value and Cash Surrender Value since the prior report or since the Issue Date, if there has been no prior report. This includes a statement of monthly deductions and investment results and any interest earnings for the report period;

   2. Cash Surrender Value, Death Benefit, and any Loan Account Value, as of the Policy Anniversary;

   3. A projection of Total Account Value, Loan Account Value and Cash Surrender Value as of the succeeding Policy Anniversary.

     If you have Policy values funded in either Separate Account you will receive such additional periodic reports as may be required by the SEC.

     Some state laws require additional reports; these requirements vary from state to state.

RIGHT TO INSTRUCT VOTING OF FUND SHARES

     In accordance with our view of present applicable law, We will vote the shares of each of the Funds held in the Separate Account in accordance with instructions received from Policy Owners having a voting interest in the Funds. Policy Owners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares which You have a right to vote will be determined as of a record date established by the Fund. The number of votes that You are entitled to direct with respect to a Fund will be determined by dividing the portion of Your Total Account Value attributable to that Fund by the net asset value of one share in the Fund. Voting instructions will be solicited by written communication at least 14 days before such meeting.

     The votes will be cast at meetings of the shareholders of the Fund and will be based on instructions received from Policy Owners. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Fund in our own right, we may elect to do so.

     Fund shares for which no timely instructions are received, and Fund shares which are not otherwise attributable to Policy Owners, will be voted by us in the same proportion as the voting instructions which are received for all Policies participating in each Fund through the Separate Account.

     Policy Owners having a voting interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions.

Disregard of Voting Instructions

     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of changes initiated by a Policy Owner in the investment policy or the investment adviser of a Fund if we reasonably disapprove of such changes.

     A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would have an adverse effect on the Separate Accounts in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policy Owners.

STATE REGULATION

     The Company is subject to regulation and supervision by the Insurance Department of the State of Connecticut, which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policies have been approved by the Insurance Department of the State of Connecticut and in other jurisdictions.

     We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purposes of determining solvency and compliance with local insurance laws and regulations.

     The Policies are offered for sale in all jurisdictions where we are authorized to do business except the District of Columbia, Guam, Puerto Rico, and the Virgin Islands.

LEGAL MATTERS

     The Company knows of no material legal proceedings pending to which either Separate Account is a party or which would materially affect either Separate Account.

     The legal validity of the securities described in the Prospectus has been passed on by Counsel for the Company.

ADDITIONAL INFORMATION

The Registration Statement

     A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

Distribution of the Policies

     The Company will serve as underwriter of the securities offered hereunder as defined by the federal securities laws. The Company is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. The Company will contract with one or more registered broker-dealers including broker-dealers affiliated with it ("Distributors") to offer and sell the Policies. The Company may also offer and sell policies directly. All persons selling the Policies will be registered representatives of the Distributors, and will also be licensed as insurance agents to sell variable life insurance.


     The maximum commission payable by the Company to salespersons and their supervising broker-dealers for policy distribution is 55% of the initial Basic Premium or, in the event of an increase in the Specified Amount, 55% of the Basic Premium attributable to the increase. In lieu of premium-based commission, the Company may pay equivalent amounts based on Total Account Value. In particular circumstances, we may also pay certain of these professionals for their administrative expenses. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars. Supervisory and other management personnel of the Company may receive compensation that will vary based on the relative profitability to the Company of the funding options you select. Funding options that invest in Funds advised by the Company or its affiliates are generally more profitable to the Company. The Company may be deemed to be an underwriter for purposes of the federal securities laws.


     The registered representative may be required to return all or part of any commission if the Policy is not continued for a certain period.

     The Company may also contract with independent third party broker-dealers who will act as wholesalers by assisting the Company in finding broker-dealers to offer and sell the Policies. These parties may also provide training, marketing and other sales related functions for the Company and other broker-dealers and may provide certain administrative services to the Company in connection with the Policies. The Company may pay such parties compensation based on premium payments for the Policies purchased through broker-dealers selected by the wholesaler.

Records and Accounts

     All records and accounts relating to the Separate Accounts and the Funds will be maintained by the Company. All reports required to be made and information required to be given will be provided by the Company.

Independent Auditors

     KPMG Peat Marwick LLP, CityPlace II, Hartford, Connecticut, are the independent auditors for the Separate Account and for the Company. The services provided to the Separate Account include primarily the examination of the Separate Account's financial statements and the review of filings made with the SEC.


Year 2000

     As a healthcare and financial services enterprise, Aetna Inc. (referred to collectively with its affiliates and subsidiaries as Aetna), is dependent on computer systems and applications to conduct its business. Aetna has developed and is currently executing a comprehensive risk-based plan designed to make its computer systems, applications and facilities Year 2000 ready. The plan covers four stages including (i) inventory, (ii) assessment, (iii) remediation and (iv) testing and certification. At year end 1997, Aetna, including the Company, had substantially completed the inventory and assessment stages. The remediation process is currently underway and targeted for completion by December 31, 1998. Testing and certification of these systems and applications are targeted for completion by mid-1999. The costs of these efforts will not affect the Separate Account.

     The Company, its affiliates and the mutual funds that serve as investment options for the Separate Account also have relationships with investment advisers, broker dealers, transfer agents, custodians or other securities industry participants or other service providers that are not affiliated with Aetna. Aetna, including the Company, is initiating communication with its critical external relationships to determine the extent to which Aetna may be vulnerable to such parties' failure to resolve their own Year 2000 issues. Where practicable Aetna and the Company will assess and attempt to mitigate their risks with respect to the failure of these parties to be Year 2000 ready. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the Separate Account, including, without limitation, its operation or the valuation of its assets and units.


TAX MATTERS

General

     The following is a discussion of the federal income tax considerations relating to the Policies. This discussion is based on the Company's understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person or persons contemplating the purchase of or the exercise of elections under the Policy described in this Prospectus should seek competent tax advice.

Federal Tax Status of the Company

     The Company is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of the Company's total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes.

     Both investment income and realized capital gains of the Separate Account (i.e., income, capital gains and dividends distributed to the Separate Account by the Funds) that are credited to policy reserves are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. The Company reserves the right, however, to make a deduction for such taxes should they be imposed with respect to such items in the future.


Life Insurance Qualification

     Section 7702 of the Code includes a definition of life insurance for tax purposes. These rules generally place limits on the amount of premiums payable under the contract and the level of cash surrender value. In no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law. The Secretary of the Treasury has been granted authority to prescribe regulations to carry out the purposes of Section 7702, and proposed regulations governing mortality charges were issued in 1991. The Company believes that the Policy meets the statutory definition of life insurance. As such, and assuming the diversification standards of Section 817(h) (discussed below) are satisfied, then except in limited circumstances (a) death benefits paid under the Policy should generally be excluded from the gross income of the beneficiary for federal income tax purposes under Section 101(a)(1) of the Code, and (b) a Policy Owner should not generally be taxed on the cash value under a Policy, including increments thereof, prior to actual receipt. The principal exceptions to these rules are corporations that are subject to the alternative minimum tax, and thus may be subject to tax on increments in the Policy's Total Account Value, and Policy Owners who acquire a Policy in a "transfer for value" and thus can become subject to tax on the portion of the Death Benefit which exceeds the total of their cost of acquisition and subsequent premium payments.

     The Company intends to comply with any future final regulations issued under Sections 7702 and 817(h) of the Code, and therefore reserves the right to make such changes as it deems necessary to ensure such compliance. Any such changes will apply uniformly to affected Policy Owners and will be made only after advance written notice.

General Rules

     Upon the surrender or cancellation of any Policy, whether or not it is a Modified Endowment Contract, the Policy Owner will be taxed on the Surrender Value only to the extent that it exceeds the gross premiums paid less prior untaxed withdrawals. The amount of any unpaid Policy Loans will, upon surrender, be added to the Surrender Value and will be treated for this purpose as if it had been received.


     Assuming the Policy is not a Modified Endowment Contract, the proceeds of any partial surrenders are generally not taxable unless the total amount received due to such surrenders exceeds total premiums paid less prior untaxed partial surrender amounts. However, partial surrenders made within the first 15 Policy Years in connection with reductions of Death Benefits may be taxable in limited circumstances in certain limited instances where the Surrender Value plus any unpaid Policy debt exceeds the total premiums paid less the untaxed portion of any prior partial surrenders. This result may occur even if the total amount of any partial surrenders does not exceed total premiums paid to that date.


     Loans received under the Policy will ordinarily be considered indebtedness of the Policyowner, and assuming the Policy is not considered a Modified Endowment Contract, Policy Loans will not be treated as current distributions subject to tax. Generally, amounts of loan interest paid by individuals will be considered nondeductible "personal interest."

Modified Endowment Contracts

     A class of contracts known as "Modified Endowment Contracts" has been created under Section 7702A of the Code. The tax rules applicable to loan proceeds and proceeds of a partial surrender of any Policy that is considered to be a Modified Endowment Contract will differ from the general rules noted above.

     A contract will be considered a Modified Endowment Contract if it fails the "7-pay test." A Policy fails the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the amount that would have been paid had the Policy provided for the payment of seven (7) level annual premiums. In the event of a distribution under the Policy, the Company will notify the Policyowner if the Policy is a Modified Endowment Contract.


     Each Policy is subject to testing under the 7-pay test during the first seven Policy Years and for the seven Policy Years following the time a material change takes effect. A material change, for these purposes, includes the exchange of a life insurance policy for another life insurance policy or the conversion of a term life insurance policy into a whole life or universal life insurance policy. In addition, an increase in the future benefits provided constitutes a material change unless the increase is attributable to (1) the payment of premiums necessary to fund the lowest Death Benefit payable in the first seven Policy Years or (2) the crediting of interest or other earnings with respect to such premiums. A reduction in death benefits during the first seven Policy Years, may also cause a Policy to be considered a Modified Endowment Contract.


     If the Policy is considered to be a Modified Endowment Contract, the proceeds of any Partial Surrenders, any Policy Loans and most assignments will be currently taxable to the extent that the Policy's Total Account Value immediately before payment exceeds gross premiums paid (increased by the amount of loans previously taxed and reduced by untaxed amounts previously received). These rules may also apply to Policy Loans or partial surrender proceeds received during the two-year period prior to the time that a Policy becomes a Modified Endowment Contract. If the Policy becomes a Modified Endowment Contract, it may be aggregated with other Modified Endowment Contracts purchased by you from the Company (and its affiliates) during any one calendar year for purposes of determining the taxable portion of withdrawals from the Policy.

     A penalty tax equal to 10% of the amount includable in income will apply to the taxable portion of the proceeds of any policy surrender or Policy Loan received by any Policyowner of a Modified Endowment Contract who is not an individual. Taxable policy distributions made to an individual who has not reached the age of 59 will also be subject to the penalty tax unless those distributions are attributable to the individual becoming disabled, or are part of a series of equal periodic payments made not less frequently than annually for the life or life expectancy of such individual (i.e., an annuity).

Diversification Standards

     Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Funds, intends to comply with these requirements.

Investor Control

     In certain circumstances, owners of variable contracts may be considered the owners for federal income tax purposes of the assets of the separate account used to support their contracts. In those circumstances, income and gains from separate account assets would be includable in the variable contractowner's gross income. In several rulings published prior to the enactment of Section 817(h), the IRS stated that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations under Section 817(h) concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., you), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Funds without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

     The ownership rights under the Policy are similar to, but different in certain respects from those described by the IRS in pre-Section 817(h) rulings in which it was determined that Policyowners were not owners of separate account assets. For example, a Policyowner has additional flexibility in allocating premium payments and account values. While the Company does not believe that these differences would result in a Policyowner being treated as the owner of a pro rata portion of the assets of the Separate Account, there is no regulation or ruling of the IRS that confirms this conclusion. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Separate Account.

Other Tax Considerations

     Business-owned life insurance may be subject to certain additional rules.
Section 264(a)(1) of the Code generally prohibits employers from deducting premiums on policies covering officers, employees or other financially interested parties where the employer is a beneficiary under the Policy. Additions to the Policy's Total Account Value may also be subject to tax under the corporation alternative minimum tax provisions. In addition, Section 264(a)(4) of the Code limits the Policyowner's deduction for interest on loans taken against life insurance covering the lives of officers, employees, or others financially interested in the Policyowner's trade or business. Under current tax law, interest may generally be deducted on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering each officer, employee or others who may have a financial interest in the Policyowner's trade or business and are considered key persons. Generally, a key person means an officer or a 20 percent owner. However, the number of key persons will be limited to the greater of (a) 5 individuals, or (b) the lesser of 5 percent of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these policies will be capped based on the applicable Moody's Corporate Bond Rate.


     Section 264(f) of the Code denies a deduction for a portion of a Policyowner's otherwise deductible interest that is allocable to unborrowed policy cash values. The nondeductible interest amount is the amount that bears the same ratio to such interest as the company's average unborrowed cash value of life insurance and annuity policies issued after June 8, 1997 bears to the sum of the average unborrowed cash values of policies plus the average adjusted tax basis of other assets owned by the company. This provision does not apply to policies in which the insured is a 20% owner, officer, director or employee of the business, including policies jointly covering such individual and his or her spouse. The rule also will not apply where the Policyowner is a natural person, unless a trade or business is directly or indirectly the beneficiary of the policy.


     Depending on the circumstances, the exchange of a policy, a change in the Policy's Death Benefit Option, a Policy Loan, a full or partial surrender, a change in Ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance and other tax consequences of policy ownership, premium payments and receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transactions.

Withholding

     Generally, unless you provide us with a written election to the contrary before we make the distribution, we are required to withhold income tax from any portion of a distribution we make to you that is includable in your income. If you do not wish us to withhold tax from the payment, or if enough is not withheld, you may have to pay later. You may also have to pay penalties if your withholding and estimated tax payments are insufficient.


MISCELLANEOUS CONTRACT PROVISIONS

The Contract

     The Policy which you receive and the application you make when you purchase the Policy are the whole contract. A copy of the application is attached to the Policy when it is issued to you. Any application for changes, once approved by us, will become part of the Policy.

     Application forms are completed by the applicant and forwarded to the Company for acceptance. Upon acceptance, the Policy is prepared, executed by duly authorized officers of the Company, and forwarded to the Policy Owner.

Payment of Benefits

     All benefits are payable at our Home Office. We may require submission of the Policy before we grant loans, make changes or pay benefits.

Age and Sex

     If age or sex is misstated on the application, the amount payable on death will be that which would have been purchased by the most recent monthly deduction at the correct age and sex. (If the application is taken in a state where unisex rates are used, the Insured's sex is inapplicable.)

Incontestability

     We will not contest coverage under the Policy (other than any waiver of premium rider) after it has been in force during the lifetime of the Insured more than two years from the Issue Date.

     For coverage which takes effect on a later date (i.e., an increase or reinstatement of insurance), we will not contest such coverage after it has been in force during the lifetime of the Insured more than two years from its effective date. Any contest of such later coverage will be based on the supplemental application.

Suicide

     In most states, if the Insured commits suicide within two years from the Issue Date, the only benefit paid will be the sum of (a) plus (b) minus (c), where:

(a) equals premiums paid less amounts allocated to the Separate Account; and

(b) equals the Separate Account Value on the date of suicide, plus the portion of the Monthly Deductions deducted from the Separate Account Value; and

(c) equals the amount necessary to repay any loans in full and any interest earned on the Loan Account Value transferred to the Separate Account Value, and any surrenders from the Fixed Account.

     If the Insured commits suicide within two years from the effective date of any increase in coverage, we will pay as a benefit only the Monthly Deductions for the increase, in lieu of the face amount of the increase.

     All amounts will be calculated as of the date of death.

Protection of Proceeds

     To the extent provided by law, the proceeds of the Policy are subject neither to claims by a beneficiary's creditors nor to any legal process against any beneficiary.

Non-Participation

     Neither Policy is entitled to share in the divisible surplus of the Company. No dividends are payable.

Coverage Beyond Maturity (AetnaVest II only)

     As an AetnaVest II Policy Owner, you may, by written request in the 30 days before the Maturity Date of this Policy, elect to continue coverage beyond the Maturity Date. At Age 100, the Separate Account Value will be transferred to the Fixed Account. If coverage beyond maturity is elected, we will continue to credit interest to the Total Account Value of this Policy. Monthly Deductions will be calculated with a Cost of Insurance rate equal to zero.

     At this time, uncertainties exist regarding the tax treatment of the Policy should the Policy continue beyond the Maturity Date. You should therefore consult with your tax advisor prior to making this election. (See Tax Matters.) The coverage beyond maturity provision is only available in approving states. (This provision is not available in New York.)

                                   APPENDIX A

                                   AETNAVEST

            ILLUSTRATIONS OF DEATH BENEFIT, TOTAL ACCOUNT VALUES AND
                              CASH SURRENDER VALUES

     The following tables illustrate how the Total Account Values, Cash Surrender Values, and Death Benefits of a Policy change with the investment experience of the variable funding options. The tables show how the Total Account Values, Cash Surrender Values, and Death Benefits of a Policy issued to an insured of a given age and a given premium would vary over time if the investment return on the assets held in each Fund were a uniform, gross, annual rate of 0%, 6%, 12%, respectively.

     Tables I through IV illustrate Policies issued to males, ages 25 and 40, in the nonsmoker rate class. The Total Account Values, Cash Surrender Values, and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% respectively, over a period of years, but fluctuated above and below those averages for individual Policy Years.

     The second column of each table shows the accumulated values of the premiums paid at the stated interest rate of 5%. The third through fifth columns illustrate the Death Benefit of a Policy over the designated period. The sixth through eighth columns illustrate the Total Account Values, while the ninth through eleventh columns illustrate the Cash Surrender Values of each Policy over the designated period. Tables II and IV assume that the maximum Cost of Insurance Rates allowable under the Policy are charged in all Policy Years. These tables also assume that the maximum allowable mortality and expense risk charge of 0.90% on an annual basis is assessed in each Policy Year. Tables I and III assume that the current scale of Cost of Insurance Rates applies during all Policy Years. These tables also assume the current level of mortality and expense risk charge assessed on an annual basis: 0.65% for Aetna Balanced VP, Inc., 0.65% for Aetna Growth and Income VP; 0.55% for Aetna Ascent VP; 0.55% for Aetna Crossroads VP; 0.55% for Aetna Legacy VP and 0.70% for all other Funds available under the AetnaVest Policies. A weighted average has been used for the illustrations assuming that the Policyowner has invested in the Funds as follows: 1% in the Aetna Ascent VP; 7% in Aetna Balanced VP, Inc. 4% in Aetna Bond VP; 0% in the Aetna Crossroads VP; 52% in Aetna Growth and Income VP; 1% in the Aetna Index Plus Large Cap VP; 0% in the Aetna Legacy VP; 4% in Aetna Money Market VP; 2% in Fidelity's Variable Insurance Products Fund II-- Contrafund Portfolio; 4% in Fidelity's Variable Insurance Products Fund--Equity-Income Portfolio; 3% in the Janus Aspen Aggressive Growth Fund; 2% in Janus Aspen Balanced Fund; 4% in Janus Aspen Growth Fund; 6% in Janus Aspen Worldwide Growth Fund; 0% in Oppenheimer Global Securities Fund; 0% in Oppenheimer Strategic Bond Fund; 4% in the Portfolio Partners, Inc. MFS Emerging Equities Portfolio; 2% in the Portfolio Partners, Inc. MFS Research Growth Portfolio; 0% in the Portfolio Partners, Inc. MFS Value Equity Portfolio; 4% in the Portfolio Partners, Inc. Scudder International Growth Portfolio; and 0% in the Portfolio Partners, Inc.
T. Rowe Price Growth Equity Portfolio.

     The amounts shown for the Death Benefits, Cash Surrender Values, and Total Account Values reflect the fact that the net investment return is lower than the gross, return on the assets held in each Fund as a result of expenses paid by the Fund and other charges levied by the Separate Account. After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.60%, 4.40%, and 10.40%, respectively on a current basis. On a guaranteed basis, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.83%, 4.17%, and 10.17%, respectively.

     The hypothetical values shown in the tables do not reflect any Separate Account charges for federal income taxes, since we are not currently making such charges. However, such charges may be made in the future, and in that event, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Total Account Values, and Cash Surrender Values illustrated.

     The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums were paid as indicated, if all net premiums are allocated to Variable Life Account B and if no Policy loans have been made. The tables are also based on the assumptions that the Policy Owner has not requested an increase or decrease in the Specified Amount of the Policy, that no partial surrenders have been made, and that no transfer charges have been incurred.

     Upon request, we will provide an illustration based upon the proposed insured's age, sex, and underwriting classification, the specified amount or premium requested, the proposed frequency of premium payments and any available riders requested. A fee of $25 is charged for each such illustration.

     The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                AetnaVest Policy

                                     Table I

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                                MALE ISSUE AGE 25
                          $408.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $100,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------        ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                  428     100,000    100,000     100,000        182        199         216          0          0          0
 2                  878     100,000    100,000     100,000        366        412         460         18         64        112
 3                1,351     100,000    100,000     100,000        549        636         731        201        288        383
 4                1,846     100,000    100,000     100,000        731        872       1,034        383        524        686
 5                2,367     100,000    100,000     100,000        910      1,119       1,368        562        771      1,020

 6                2,914     100,000    100,000     100,000      1,099      1,390       1,750        815      1,106      1,466
 7                3,488     100,000    100,000     100,000      1,282      1,670       2,169      1,067      1,455      1,954
 8                4,091     100,000    100,000     100,000      1,460      1,960       2,629      1,315      1,815      2,484
 9                4,724     100,000    100,000     100,000      1,630      2,258       3,133      1,555      2,183      3,058
10                5,388     100,000    100,000     100,000      1,792      2,563       3,684      1,786      2,557      3,678

15                9,244     100,000    100,000     100,000      2,452      4,189       7,311      2,452      4,189      7,311
20               14,165     100,000    100,000     100,000      2,771      5,894      12,962      2,771      5,894     12,962
25               20,446     100,000    100,000     100,000      2,552      7,466      21,768      2,552      7,466     21,768
30               28,462     100,000    100,000     100,000      1,507      8,553      35,692      1,507      8,553     35,692

40 (Age 65)      51,751           0    100,000     116,131          0      5,041      95,190          0      5,041     95,190

(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                AetnaVest Policy

                                    Table II

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                                MALE ISSUE AGE 25
                          $408.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $100,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------        ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                  428     100,000    100,000    100,000         182        199         216          0          0          0
 2                  878     100,000    100,000    100,000         364        410         458         16         62        110
 3                1,351     100,000    100,000    100,000         545        632         728        197        284        380
 4                1,846     100,000    100,000    100,000         726        867       1,027        378        519        679
 5                2,367     100,000    100,000    100,000         903      1,111       1,357        555        763      1,009

 6                2,914     100,000    100,000    100,000       1,089      1,378       1,734        805      1,094      1,450
 7                3,488     100,000    100,000    100,000       1,269      1,653       2,147      1,054      1,438      1,932
 8                4,091     100,000    100,000    100,000       1,443      1,938       2,600      1,298      1,793      2,455
 9                4,724     100,000    100,000    100,000       1,610      2,230       3,094      1,535      2,155      3,019
10                5,388     100,000    100,000    100,000       1,767      2,528       3,633      1,761      2,522      3,627

15                9,244     100,000    100,000    100,000       2,382      4,079       7,130      2,382      4,079      7,130
20               14,165     100,000    100,000    100,000       2,646      5,661      12,497      2,646      5,661     12,497
25               20,446     100,000    100,000    100,000       2,312      6,990      20,666      2,312      6,990     20,666
30               28,462     100,000    100,000    100,000       1,102      7,684      33,322      1,102      7,684     33,322

40 (Age 65)      51,751           0    100,000    104,608           0      2,336      85,744          0      2,336     85,744

(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                AetnaVest Policy

                                    Table III

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                                MALE ISSUE AGE 40
                          $744.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $100,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------        ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                  781     100,000    100,000    100,000         455        490         526          0          0          0
 2                1,601     100,000    100,000    100,000         889        987        1091        216        314        418
 3                2,463     100,000    100,000    100,000       1,299      1,490       1,698        626        817      1,025
 4                3,367     100,000    100,000    100,000       1,688      2,000       2,353      1,015      1,327      1,680
 5                4,317     100,000    100,000    100,000       2,054      2,514       3,059      1,381      1,841      2,386

 6                5,314     100,000    100,000    100,000       2,396      3,034       3,822      1,847      2,485      3,273
 7                6,361     100,000    100,000    100,000       2,709      3,553       4,640      2,294      3,138      4,225
 8                7,460     100,000    100,000    100,000       2,990      4,068       5,517      2,710      3,788      5,237
 9                8,614     100,000    100,000    100,000       3,240      4,580       6,461      3,094      4,434      6,315
10                9,826     100,000    100,000    100,000       3,456      5,086       7,476      3,445      5,075      7,465
15               16,857     100,000    100,000    100,000       3,954      7,419      13,855      3,954      7,419     13,855

20               25,831     100,000    100,000    100,000       2,783      8,598      22,774      2,783      8,598     22,774
25               37,284           0    100,000    100,000           0      7,597      35,808          0      7,597     35,808
30               51,902           0    100,000    100,000           0      2,520      56,263          0      2,520     56,263

25 (Age 65)      37,284           0    100,000    100,000           0      7,597      35,808          0      7,597     35,808

(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                AetnaVest Policy

                                    Table IV

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                                MALE ISSUE AGE 40
                          $744.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $100,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------        ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                  781     100,000    100,000    100,000         452        487         522          0          0          0
 2                1,601     100,000    100,000    100,000         879        977       1,080        206        304        407
 3                2,463     100,000    100,000    100,000       1,282      1,471       1,677        609        798      1,004
 4                3,367     100,000    100,000    100,000       1,658      1,966       2,316        985      1,293      1,643
 5                4,317     100,000    100,000    100,000       2,008      2,462       3,000      1,335      1,789      2,327

 6                5,314     100,000    100,000    100,000       2,328      2,956       3,730      1,779      2,407      3,181
 7                6,361     100,000    100,000    100,000       2,618      3,445       4,511      2,203      3,030      4,096
 8                7,460     100,000    100,000    100,000       2,876      3,928       5,345      2,596      3,648      5,065
 9                8,614     100,000    100,000    100,000       3,100      4,403       6,236      2,954      4,257      6,090
10                9,826     100,000    100,000    100,000       3,288      4,866       7,188      3,277      4,855      7,177

15               16,857     100,000    100,000    100,000       3,598      6,892      13,046      3,598      6,892     13,046
20               25,831     100,000    100,000    100,000       2,187      7,579      20,904      2,187      7,579     20,904
25               37,284           0    100,000    100,000           0      5,473      31,573          0      5,473     31,573
30               51,902           0          0    100,000           0          0      45,968          0          0     45,968

25 (Age 65)      37,284           0    100,000    100,000           0      5,473      31,573          0      5,473     31,573

(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   APPENDIX B

                                  AETNAVEST II

            ILLUSTRATIONS OF DEATH BENEFIT, TOTAL ACCOUNT VALUES AND
                              CASH SURRENDER VALUES

     The following tables illustrate how the Total Account Values, Cash Surrender Values, and Death Benefits of a Policy change with the investment experience of the variable funding options. The tables show how the Total Account Values, Cash Surrender Values, and Death Benefits of a Policy issued to an insured of a given age and a given premium would vary over time if the investment return on the assets held in each Fund were a uniform, gross, annual rate of 0%, 6%, 12%, respectively.

     Tables V through VIII illustrate Policies issued to males, ages 35 and 55, in the nonsmoker rate class. Tables IX through XII illustrate Policies issued on a unisex basis, ages 35 and 55, in the nonsmoker rate class. These tables are provided for use in those states where unisex rates are required. The Total Account Values, Cash Surrender Values, and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12%, respectively, over a period of years, but fluctuated above and below those averages for individual Policy Years.

     The second column of each table shows the accumulated values of the premiums paid at the stated interest rate of 5%. The third through fifth columns illustrate the Death Benefit of a Policy over the designated period. The sixth through eighth columns illustrate the Total Account Values, while the ninth through eleventh columns illustrate the Cash Surrender Values of each Policy over the designated period. Tables VI, VIII, X and XII assume that the maximum Cost of Insurance Rates allowable under the Policy are charged in all Policy Years. These tables also assume that the maximum allowable mortality and expense risk charge of .90% on an annual basis, the maximum allowable administrative charge of .50% and the maximum allowable premium load of 6% are assessed in each Policy Year. Tables V, VII, IX and XI assume that the current scale of Cost of Insurance Rates applies during all Policy Years. These tables also assume the current level of mortality and expense risk charges of 0.70% on an annual basis. A weighted average has been used for the illustrations assuming that the Policyowner has invested in the Funds as follows: 1% in the Aetna Ascent VP; 7% in Aetna Balanced VP, Inc. 4% in Aetna Bond VP; 0% in the Aetna Crossroads VP; 52% in Aetna Growth and Income VP; 1% in the Aetna Index Plus Large Cap VP; 0% in the Aetna Legacy VP; 4% in Aetna Money Market VP; 2% in Fidelity's Variable Insurance Products Fund II--Contrafund Portfolio; 4% in Fidelity's Variable Insurance Products Fund--Equity-Income Portfolio; 3% in the Janus Aspen Aggressive Growth Fund; 2% in Janus Aspen Balanced Fund; 4% in Janus Aspen Growth Fund; 6% in Janus Aspen Worldwide Growth Fund; 0% in Oppenheimer Global Securities Fund; 0% in Oppenheimer Strategic Bond Fund; 4% in the Portfolio Partners, Inc. MFS Emerging Equities Portfolio; 2% in the Portfolio Partners, Inc. MFS Research Growth Portfolio; 0% in the Portfolio Partners, Inc. MFS Value Equity Portfolio; 4% in the Portfolio Partners, Inc. Scudder International Growth Portfolio; and 0% in the Portfolio Partners, Inc. T. Rowe Price Growth Equity Portfolio.

     The amounts shown for the Death Benefits, Cash Surrender Values, and Total Account Values reflect the fact that the net investment return is lower than the gross return on the assets held in each Fund as a result of expenses paid by each Fund and other charges levied by the Separate Account. After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.63%, 4.37%, and 10.37%, respectively on a current basis. On a guaranteed basis, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -2.03%, 3.97%, and 9.97%, respectively.

     The hypothetical values shown in the tables do not reflect any Separate Account charges for federal income taxes, since we are not currently making such charges. However, such charges may be made in the future, and in that event, the gross annual investment rate of return would have to exceed 0%,

6%, or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Total Account Values, and Cash Surrender Values illustrated.

     The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums were paid as indicated, if all net premiums are allocated to Variable Life Account B and if no Policy loans have been made. The tables are also based on the assumptions that the Policy Owner has not requested an increase or decrease in the Specified Amount of the Policy, that no partial surrenders have been made, and that no transfer charges have been incurred.

     Upon request, we will provide an illustration based upon the proposed insured's age, sex (if necessary), and underwriting classification, the specified amount or premium requested, the proposed frequency of premium payments and any available riders requested. A fee of $25 is charged for each such illustration.

     The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                               AetnaVest II Policy

                                     Table V

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                                MALE ISSUE AGE 35
                         $1,410.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------        ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                1,480     250,000    250,000    250,000         685        746         806          0          0          0
 2                3,035     250,000    250,000    250,000       1,519      1,689       1,867        169        339        517
 3                4,667     250,000    250,000    250,000       2,314      2,648       3,011        964      1,298      1,661
 4                6,381     250,000    250,000    250,000       3,068      3,620       4,245      1,718      2,270      2,895
 5                8,181     250,000    250,000    250,000       3,778      4,602       5,573      2,428      3,252      4,223

 6               10,070     250,000    250,000    250,000       4,441      5,592       7,005      3,215      4,366      5,779
 7               12,054     250,000    250,000    250,000       5,061      6,592       8,553      3,970      5,501      7,462
 8               14,137     250,000    250,000    250,000       5,631      7,596      10,222      4,675      6,640      9,266
 9               16,325     250,000    250,000    250,000       6,152      8,606      12,027      5,331      7,785     11,206
10               18,622     250,000    250,000    250,000       6,621      9,616      13,977      5,935      8,930     13,291

15               31,947     250,000    250,000    250,000       7,989     14,458      26,309      7,978     14,447     26,298
20               48,954     250,000    250,000    250,000       7,243     18,300      44,465      7,243     18,300     44,465
25               70,660     250,000    250,000    250,000       3,750     20,153      72,087      3,750     20,153     72,087
30               98,363           0    250,000    250,000           0     18,356     115,816          0     18,356    115,816

30 (Age 65)      98,363           0    250,000    250,000           0     18,356     115,816          0     18,356    115,816

(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                               AetnaVest II Policy

                                    Table VI

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                                MALE ISSUE AGE 35
                         $1,410.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------        ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                1,480     250,000    250,000    250,000         646        705         763          0          0          0
 2                3,035     250,000    250,000    250,000       1,439      1,602       1,773         89        252        423
 3                4,667     250,000    250,000    250,000       2,191      2,509       2,856        841      1,159      1,506
 4                6,381     250,000    250,000    250,000       2,899      3,424       4,020      1,549      2,074      2,670
 5                8,181     250,000    250,000    250,000       3,560      4,342       5,265      2,210      2,992      3,915

 6               10,070     250,000    250,000    250,000       4,173      5,261       6,599      2,947      4,035      5,373
 7               12,054     250,000    250,000    250,000       4,731      6,175       8,024      3,640      5,084      6,933
 8               14,137     250,000    250,000    250,000       5,236      7,082       9,549      4,280      6,126      8,593
 9               16,325     250,000    250,000    250,000       5,682      7,976      11,178      4,861      7,155     10,357
10               18,622     250,000    250,000    250,000       6,069      8,857      12,923      5,383      8,171     12,237

15               31,947     250,000    250,000    250,000       6,931     12,792      23,590      6,920     12,781     23,579
20               48,954     250,000    250,000    250,000       5,363     15,044      38,284      5,363     15,044     38,284
25               70,660           0    250,000    250,000           0     13,118      57,942          0     13,118     57,942
30               98,363           0    250,000    250,000           0      2,491      84,129          0      2,491     84,129

30 (Age 65)      98,363           0    250,000    250,000           0      2,491      84,129          0      2,491     84,129

(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                               AetnaVest II Policy

                                    Table VII

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                                MALE ISSUE AGE 55
                         $4,380.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------        ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 4,599    250,000    250,000    250,000       2,272      2,465       2,659          0          0          0
 2                 9,428    250,000    250,000    250,000       4,579      5,114       5,674      1,123      1,658      2,218
 3                14,498    250,000    250,000    250,000       6,742      7,772       8,896      3,286      4,316      5,440
 4                19,822    250,000    250,000    250,000       8,758     10,436      12,344      5,302      6,980      8,888
 5                25,412    250,000    250,000    250,000      10,620     13,099      16,039      7,164      9,643     12,583

 6                31,282    250,000    250,000    250,000      12,321     15,753      20,001      9,182     12,614     16,862
 7                37,445    250,000    250,000    250,000      13,855     18,392      24,256     11,061     15,598     21,462
 8                43,916    250,000    250,000    250,000      15,207     21,001      28,827     12,759     18,553     26,379
 9                50,711    250,000    250,000    250,000      16,364     23,565      33,741     14,262     21,463     31,639
10                57,846    250,000    250,000    250,000      17,283     26,040      39,000     15,526     24,283     37,243

15                99,240    250,000    250,000    250,000      17,206     35,829      71,326     17,177     35,800     71,297
20               152,070    250,000    250,000    250,000       6,827     38,497     120,106      6,827     38,497    120,106
25               219,497          0    250,000    250,000           0     23,493     201,591          0     23,493    201,591
30               305,552          0          0    369,275           0          0     351,690          0          0    351,690

10 (Age 65)       57,846    250,000    250,000    250,000      17,283     26,040      39,000     15,526     24,283     37,243

(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                               AetnaVest II Policy

                                   Table VIII

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                                MALE ISSUE AGE 55
                         $4,380.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------        ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 4,599    250,000    250,000     250,000      1,892      2,070       2,249          0          0          0
 2                 9,428    250,000    250,000     250,000      3,743      4,221       4,723        287        765      1,267
 3                14,498    250,000    250,000     250,000      5,365      6,264       7,248      1,909      2,808      3,792
 4                19,822    250,000    250,000     250,000      6,746      8,178       9,817      3,290      4,722      6,361
 5                25,412    250,000    250,000     250,000      7,863      9,933      12,408      4,407      6,477      8,952

 6                31,282    250,000    250,000     250,000      8,691     11,494      15,002      5,552      8,355     11,863
 7                37,445    250,000    250,000     250,000      9,205     12,824      17,572      6,411     10,030     14,778
 8                43,916    250,000    250,000     250,000      9,365     13,870      20,079      6,917     11,422     17,631
 9                50,711    250,000    250,000     250,000      9,122     14,568      22,473      7,020     12,466     20,371
10                57,846    250,000    250,000     250,000      8,426     14,849      24,697      6,669     13,092     22,940

15                99,240          0    250,000     250,000          0      7,292      31,031          0      7,263     31,002
20               152,070          0          0     250,000          0          0      16,952          0          0     16,952
25               219,497          0          0           0          0          0           0          0          0          0
30               305,552          0          0           0          0          0           0          0          0          0

10 (Age 65)       57,846    250,000    250,000     250,000      8,426     14,849      24,697      6,669     13,092     22,940

(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                               AetnaVest II Policy

                                    Table IX

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                                MALE ISSUE AGE 35
                         $1,410.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------        ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                1,417     250,000    250,000    250,000         640        698         755          0          0          0
 2                2,906     250,000    250,000    250,000       1,428      1,589       1,757        138        299        467
 3                4,469     250,000    250,000    250,000       2,180      2,495       2,839        890      1,205      1,549
 4                6,110     250,000    250,000    250,000       2,889      3,410       4,001      1,599      2,120      2,711
 5                7,833     250,000    250,000    250,000       3,554      4,333       5,251      2,264      3,043      3,961

 6                9,642     250,000    250,000    250,000       4,173      5,260       6,595      3,001      4,088      5,423
 7               11,541     250,000    250,000    250,000       4,748      6,193       8,043      3,705      5,150      7,000
 8               13,536     250,000    250,000    250,000       5,273      7,126       9,603      4,359      6,212      8,689
 9               15,630     250,000    250,000    250,000       5,750      8,061      11,285      4,965      7,276     10,500
10               17,829     250,000    250,000    250,000       6,175      8,993      13,100      5,519      8,337     12,444

15               30,588     250,000    250,000    250,000       7,458     13,521      24,647      7,447     13,510     24,636
20               46,871     250,000    250,000    250,000       6,945     17,309      41,837      6,945     17,309     41,837
25               67,653     250,000    250,000    250,000       3,986     19,421      68,075      3,986     19,421     68,075
30               94,177           0    250,000    250,000           0     18,147     109,359          0     18,147    109,359

30 (Age 65)      94,177           0    250,000    250,000           0     18,147     109,359          0     18,147    109,359

(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                               AetnaVest II Policy

                                     Table X

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                                MALE ISSUE AGE 35
                         $1,350.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------        ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                1,417     250,000    250,000    250,000         603        659         714          0          0          0
 2                2,906     250,000    250,000    250,000       1,351      1,506       1,667         61        216        377
 3                4,469     250,000    250,000    250,000       2,061      2,363       2,691        771      1,073      1,401
 4                6,110     250,000    250,000    250,000       2,726      3,223       3,785      1,436      1,933      2,495
 5                7,833     250,000    250,000    250,000       3,345      4,084       4,955      2,055      2,794      3,665

 6                9,642     250,000    250,000    250,000       3,917      4,943       6,206      2,745      3,771      5,034
 7               11,541     250,000    250,000    250,000       4,434      5,794       7,539      3,391      4,751      6,496
 8               13,536     250,000    250,000    250,000       4,901      6,639       8,965      3,987      5,725      8,051
 9               15,630     250,000    250,000    250,000       5,309      7,468      10,484      4,524      6,683      9,699
10               17,829     250,000    250,000    250,000       5,662      8,283      12,109      5,006      7,627     11,453

15               30,588     250,000    250,000    250,000       6,398     11,883      22,010      6,387     11,872     21,999
20               46,871     250,000    250,000    250,000       4,844     13,857      35,573      4,844     13,857     35,573
25               67,653           0    250,000    250,000           0     11,948      53,639          0     11,948     53,639
30               94,177           0    250,000    250,000           0      2,155      77,591          0      2,155     77,591

30 (Age 65)      94,177           0    250,000    250,000           0      2,155      77,591          0      2,155     77,591

(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                               AetnaVest II Policy

                                    Table XI

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                                MALE ISSUE AGE 55
                         $4,200.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------        ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 4,410    250,000    250,000    250,000       2,253      2,440       2,629          0          0          0
 2                 9,041    250,000    250,000    250,000       4,541      5,062       5,609      1,229      1,750      2,297
 3                13,903    250,000    250,000    250,000       6,697      7,706       8,806      3,385      4,394      5,494
 4                19,008    250,000    250,000    250,000       8,710     10,357      12,229      5,398      7,045      8,917
 5                24,368    250,000    250,000    250,000      10,572     13,009      15,896      7,260      9,697     12,584

 6                29,996    250,000    250,000    250,000      12,276     15,654      19,829      9,268     12,646     16,821
 7                35,906    250,000    250,000    250,000      13,819     18,288      24,057     11,142     15,611     21,380
 8                42,112    250,000    250,000    250,000      15,187     20,898      28,601     12,841     18,552     26,255
 9                48,627    250,000    250,000    250,000      16,371     23,474      33,494     14,356     21,459     31,479
10                55,469    250,000    250,000    250,000      17,335     25,978      38,743     15,651     24,294     37,059

15                95,161    250,000    250,000    250,000      17,825     36,280      71,278     17,797     36,252     71,250
20               145,821    250,000    250,000    250,000       8,519     40,053     120,426      8,519     40,053    120,426
25               210,477          0    250,000    250,000           0     28,329     202,666          0     28,329    202,666
30               292,995          0          0    370,462           0          0     352,821          0          0    352,821

10 (Age 65)       55,469    250,000    250,000    250,000      17,335     25,978      38,743     15,651     24,294     37,059

(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                               AetnaVest II Policy

                                    Table XII

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               UNISEX ISSUE AGE 55
                         $4,200.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------        ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 4,410    250,000    250,000     250,000      1,809      1,979       2,150          0          0          0
 2                 9,041    250,000    250,000     250,000      3,595      4,053       4,534        283        741      1,222
 3                13,903    250,000    250,000     250,000      5,169      6,032       6,976      1,857      2,720      3,664
 4                19,008    250,000    250,000     250,000      6,524      7,900       9,473      3,212      4,588      6,161
 5                24,368    250,000    250,000     250,000      7,647      9,639      12,018      4,335      6,327      8,706

 6                29,996    250,000    250,000     250,000      8,510     11,211      14,587      5,502      8,203     11,579
 7                35,906    250,000    250,000     250,000      9,089     12,584      17,161      6,412      9,907     14,484
 8                42,112    250,000    250,000     250,000      9,347     13,708      19,704      7,001     11,362     17,358
 9                48,627    250,000    250,000     250,000      9,233     14,519      22,165      7,218     12,504     20,150
10                55,469    250,000    250,000     250,000      8,701     14,953      24,496      7,017     13,269     22,812

15                95,161          0    250,000     250,000          0      9,185      32,410          0      9,157     32,382
20               145,821          0          0     250,000          0          0      24,109          0          0     24,109
25               210,477          0          0           0          0          0           0          0          0          0
30               292,995          0          0           0          0          0           0          0          0          0

10 (Age 65)       55,469    250,000    250,000     250,000      8,701     14,953      24,496      7,017     13,269     22,812

(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                             FINANCIAL STATEMENTS
                            VARIABLE LIFE ACCOUNT B


                                     Index

 Statement of Assets and Liabilities .........................   S-2
 Statements of Operations and Changes in Net Assets ..........   S-4
 Condensed Financial Information .............................   S-5
 Notes to Financial Statements ...............................   S-9
 Independent Auditors' Report ................................  S-20

Variable Life Account B

Statement of Assets and Liabilities--December 31, 1997

ASSETS:
Investments, at net asset value: (Note 1)
 Aetna Variable Fund; 3,935,729 shares (cost $126,171,024) ............................ $132,379,023
 Aetna Income Shares; 1,642,350 shares (cost $21,116,917) .............................   21,104,804
 Aetna Variable Encore Fund; 1,520,490 shares (cost $20,249,343) ......................   20,320,201
 Aetna Investment Advisers Fund, Inc.; 1,517,909 shares (cost $22,364,815) ............   24,336,071
 Aetna Ascent Variable Portfolio; 127,672 shares (cost $1,774,627) ....................    1,802,553
 Aetna Crossroads Variable Portfolio; 54,282 shares (cost $705,224) ...................      710,292
 Aetna Legacy Variable Portfolio; 53,730 shares (cost $649,521) .......................      650,139
 Aetna Variable Index Plus Portfolio; 139,939 shares (cost $1,985,472) ................    1,961,545
 Fidelity Investments Variable Insurance Products Fund:
  Equity-Income Portfolio; 831,279 shares (cost $18,659,751) ..........................   20,183,450
  Growth Portfolio; 191,918 shares (cost $6,740,034) ..................................    7,120,144
  Overseas Portfolio; 93,214 shares (cost $1,797,983) .................................    1,789,714
 Fidelity Investments Variable Insurance Products Fund II:
  Asset Manager Portfolio; 140,740 shares (cost $2,253,029) ...........................    2,534,727
  Contrafund Portfolio; 1,014,044 shares (cost $18,714,668) ...........................   20,220,028
 Janus Aspen Series:
  Aggressive Growth Portfolio; 603,521 shares (cost $11,557,498) ......................   12,402,365
  Balanced Portfolio; 469,699 shares (cost $7,320,172) ................................    8,205,641
  Growth Portfolio; 648,268 shares (cost $10,619,569) .................................   11,980,000
  Worldwide Growth Portfolio; 1,039,046 shares (cost $22,485,938) .....................   24,303,287
 Portfolio Partners, Inc.:
  PPI MFS Emerging Equities Portfolio; 444,333 shares (cost $19,019,357) ..............   19,061,872
  PPI MFS Research Growth Portfolio; 736,167 shares (cost $7,234,426) .................    7,148,181
  PPI Scudder International Growth Portfolio; 1,014,972 shares (cost $14,118,551) .....   14,311,110
                                                                                        ------------
NET ASSETS (cost $335,537,919) ........................................................ $352,525,147
                                                                                        ============
Net assets represented by:
Policyholders' account values: (Notes 1 and 5)
Aetna Variable Fund:
 Policyholders' account values ........................................................ $132,379,023
Aetna Income Shares:
 Policyholders' account values ........................................................   21,104,804
Aetna Variable Encore Fund:
 Policyholders' account values ........................................................   20,320,201
Aetna Investment Advisers Fund, Inc.:
 Policyholders' account values ........................................................   24,336,071
Aetna Ascent Variable Portfolio:
 Policyholders' account values ........................................................    1,802,553
Aetna Crossroads Variable Portfolio:
 Policyholders' account values ........................................................      710,292

Variable Life Account B

Aetna Legacy Variable Portfolio:
 Policyholders' account values .......................  $    650,139
Aetna Variable Index Plus Portfolio:
 Policyholders' account values .......................     1,961,545
Fidelity Investments Variable Insurance Products Fund:
 Equity-Income Portfolio:
  Policyholders' account values ......................    20,183,450
 Growth Portfolio:
  Policyholders' account values ......................     7,120,144
 Overseas Portfolio:
  Policyholders' account values ......................     1,789,714
Fidelity Investments Variable Insurance Products Fund II:
 Asset Manager Portfolio:
  Policyholders' account values ......................     2,534,727
 Contrafund Portfolio:
 Policyholders' account values .......................    20,220,028
Janus Aspen Series:
 Aggressive Growth Portfolio:
  Policyholders' account values ......................    12,402,365
 Balanced Portfolio:
  Policyholders' account values ......................     8,205,641
 Growth Portfolio:
  Policyholders' account values ......................    11,980,000
 Worldwide Growth Portfolio:
  Policyholders' account values ......................    24,303,287
Portfolio Partners, Inc.:
 PPI MFS Emerging Equities Portfolio:
  Policyholders' account values ......................    19,061,872
 PPI MFS Research Growth Portfolio:
  Policyholders' account values ......................     7,148,181
 PPI Scudder International Growth Portfolio:
  Policyholders' account values ......................    14,311,110
                                                        ------------
                                                        $352,525,147
                                                        ============

See Notes to Financial Statements

Variable Life Account B

Statements of Operations and Changes in Net Assets

                                                                             Year ended December 31,
                                                                        ----------------------------------
                                                                              1997              1996
                                                                        ---------------   ----------------
INVESTMENT INCOME:
Income: (Notes 1, 3 and 5)
 Dividends ..........................................................    $  35,222,623     $  13,813,478
Expenses: (Notes 2 and 5)
 Valuation Period Deductions ........................................       (2,713,203)       (1,905,137)
                                                                         -------------     -------------
Net investment income ...............................................       32,509,420        11,908,341
                                                                         -------------     -------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on sales of investments: (Notes 1, 4 and 5)
 Proceeds from sales ................................................      260,329,704        29,656,908
 Cost of investments sold ...........................................      245,858,726        26,434,292
                                                                         -------------     -------------
  Net realized gain .................................................       14,470,978         3,222,616
Net unrealized gain on investments: (Note 5)
 Beginning of year ..................................................       14,132,669         4,391,574
 End of year ........................................................       16,987,228        14,132,669
                                                                         -------------     -------------
  Net change in unrealized gain .....................................        2,854,559         9,741,095
                                                                         -------------     -------------
Net realized and unrealized gain on investments .....................       17,325,537        12,963,711
                                                                         -------------     -------------
Net increase in net assets resulting from operations ................       49,834,957        24,872,052
                                                                         -------------     -------------
FROM UNIT TRANSACTIONS:
Variable life premium payments ......................................      135,098,143       101,416,302
Sales and administrative charges deducted by the Company ............       (4,620,884)       (3,032,151)
Premiums allocated to the fixed account .............................       (2,741,149)       (3,127,437)
                                                                         -------------     -------------
 Net premiums allocated to the variable account .....................      127,736,110        95,256,714
Transfers to the Company for monthly deductions .....................      (21,545,914)      (15,491,673)
Redemptions by contract holders .....................................      (24,062,185)       (4,154,465)
Transfers on account of policy loans ................................       (2,875,077)       (3,783,533)
Other ...............................................................          263,373           (40,991)
                                                                         -------------     -------------
 Net increase in net assets from unit transactions (Note 5) .........       79,516,307        71,786,052
                                                                         -------------     -------------
Change in net assets ................................................      129,351,264        96,658,104
NET ASSETS:
Beginning of year ...................................................      223,173,883       126,515,779
                                                                         -------------     -------------
End of year .........................................................    $ 352,525,147     $ 223,173,883
                                                                         =============     =============

See Notes to Financial Statements

Variable Life Account B

Condensed Financial Information--Year Ended December 31, 1997

                                                   Value
                                                  Per Unit           Increase (Decrease)      Units
                                         ------------------------        in Value of       Outstanding        Reserves
                                          Beginning       End of         Accumulation        at End            at End
                                           of Year         Year              Unit           of Period          of Year
------------------------------------------------------------------------------------------------------------------------
Aetna Variable Fund:
 Aetna Vest ..........................    $34.932       $44.936           28.64%             1,403,227.0     $63,055,847
 Aetna Vest II .......................     19.507        25.085           28.60%               805,944.5      20,216,852
 Aetna Vest Plus .....................     16.389        21.075           28.58%             1,783,619.4      37,590,494
 Aetna Vest Estate Protector .........     11.675        15.037           28.79%                70,938.6       1,066,670
 Corporate Specialty Market ..........     14.805        19.039           28.60%               548,828.8      10,449,160
Aetna Income Shares:
 Aetna Vest ..........................     21.850        23.428            7.22%               257,674.2       6,036,890
 Aetna Vest II .......................     14.691        15.752            7.22%                61,987.6         976,413
 Aetna Vest Plus .....................     11.764        12.613            7.22%               187,384.8       2,363,574
 Aetna Vest Estate Protector .........     10.452        11.224            7.38%                18,991.8         213,166
 Corporate Specialty Market ..........     11.354        12.175            7.22%               945,807.8      11,514,761
Aetna Variable Encore Fund:
 Aetna Vest ..........................     16.577        17.310            4.43%               151,657.5       2,625,230
 Aetna Vest II .......................     12.117        12.653            4.43%                13,650.7         172,723
 Aetna Vest Plus .....................     11.388        11.892            4.43%               566,497.4       6,736,612
 Aetna Vest Estate Protector .........     10.333        10.807            4.58%                36,266.4         391,929
 Corporate Specialty Market ..........     10.895        11.377            4.43%               913,597.2      10,393,707
Aetna Investment Advisers Fund, Inc.:
 Aetna Vest ..........................     17.547        21.286           21.31%               106,658.2       2,270,280
 Aetna Vest II .......................     17.742        21.515           21.27%               234,300.7       5,041,082
 Aetna Vest Plus .....................     14.880        18.044           21.27%               493,793.3       8,909,876
 Aetna Vest Estate Protector .........     11.340        13.554           19.53%(1)             11,121.3         150,741
 Corporate Specialty Market ..........     12.954        15.708           21.27%               506,998.4       7,964,092
Aetna Ascent Variable Portfolio:
 Aetna Vest ..........................     11.828        14.055           18.84%                16,408.7         230,615
 Aetna Vest II .......................     11.828        14.040           18.70%                10,217.2         143,453
 Aetna Vest Plus .....................     11.828        14.040           18.70%                96,649.5       1,356,995
 Aetna Vest Estate Protector .........     11.886        14.077           18.43%(1)              5,078.4          71,490
Aetna Crossroads Variable Portfolio:
 Aetna Vest ..........................     11.474        13.369           16.52%                 5,240.7          70,064
 Aetna Vest II .......................     11.544        13.356           15.69%(1)              5,740.1          76,663
 Aetna Vest Plus .....................     11.474        13.356           16.40%                40,129.7         535,965
 Aetna Vest Estate Protector .........     11.487        13.391           16.58%                 2,061.1          27,600
Aetna Legacy Variable Portfolio:
 Aetna Vest II .......................     11.263        12.604           11.91%(2)                894.7          11,277
 Aetna Vest Plus .....................     11.118        12.604           13.37%                48,206.0         607,607
 Aetna Vest Estate Protector .........     11.344        12.638           11.40%(3)              2,473.2          31,255

Variable Life Account B

                                                   Value
                                                  Per Unit          Increase (Decrease)        Units
                                         -----------------------        in Value of         Outstanding     Reserves
                                          Beginning       End of        Accumulation           at End        at End
                                           of Year        Period            Unit             of Period     of Period
---------------------------------------------------------------------------------------------------------------------
Aetna Variable Index Plus Portfolio:
 Aetna Vest ..........................    $12.017       $13.081           8.86%(4)           11,393.3      $  149,038
 Aetna Vest II .......................     11.345        13.081          15.30%(4)            7,240.3          94,713
 Aetna Vest Plus .....................     11.172        13.081          17.09%(3)           86,063.0       1,125,815
 Aetna Vest Estate Protector .........     12.371        13.102           5.91%(5)           17,901.0         234,541
 Corporate Specialty Market ..........     12.785        13.081           2.32%(6)           27,324.3         357,438
Fidelity Investments Variable
 Insurance Products Fund:
Equity-Income Portfolio:
 Aetna Vest ..........................     10.871        13.788          26.83%              16,476.3         227,168
 Aetna Vest II .......................     10.871        13.788          26.83%               5,186.7          71,513
 Aetna Vest Plus .....................     10.871        13.788          26.83%             545,391.4       7,519,612
 Aetna Vest Estate Protector .........     10.883        13.824          27.02%              62,365.5         862,136
 Corporate Specialty Market ..........     12.512        15.869          26.83%             724,876.8      11,503,021
Fidelity Investments Variable
 Insurance Products Fund:
Growth Portfolio:
 Corporate Specialty Market ..........     11.255        13.759          22.25%             517,477.9       7,120,144
Overseas Portfolio:
 Corporate Specialty Market ..........     11.241        12.415          10.45%             144,152.5       1,789,714
Fidelity Investments Variable
 Insurance Products Fund II:
Asset Manager Portfolio:
 Corporate Specialty Market ..........     12.022        14.361          19.46%             176,505.1       2,534,727
Contrafund Portfolio:
 Aetna Vest ..........................     11.525        14.166          22.91%              34,241.1         485,043
 Aetna Vest II .......................     11.525        14.166          22.91%               7,039.4          99,717
 Aetna Vest Plus .....................     11.525        14.166          22.91%             319,136.2       4,520,728
 Aetna Vest Estate Protector .........     11.538        14.203          23.09%              44,043.2         625,540
 Corporate Specialty Market ..........     12.396        15.236          22.91%             950,961.4      14,489,000
Janus Aspen Series:
Aggressive Growth Portfolio:
 Aetna Vest ..........................     16.153        18.017          11.54%              62,426.4       1,124,758
 Aetna Vest II .......................     16.153        18.017          11.54%              29,971.2         540,002
 Aetna Vest Plus .....................     16.153        18.017          11.54%             340,401.2       6,133,150
 Aetna Vest Estate Protector .........      9.797        10.944          11.71%              65,486.4         716,682
 Corporate Specialty Market ..........     12.120        13.519          11.54%             287,588.9       3,887,773

Variable Life Account B

                                                   Value
                                                  Per Unit         Increase (Decrease)      Units
                                         ------------------------      in Value of       Outstanding       Reserves
                                          Beginning       End of       Accumulation         at End          at End
                                           of Year        Period           Unit           of Period       of Period
---------------------------------------------------------------------------------------------------------------------
Balanced Portfolio:
 Aetna Vest ..........................    $13.966         $16.883         20.89%             7,765.1       $  131,096
 Aetna Vest II .......................     14.075          17.015         20.89%            10,401.5          176,977
 Aetna Vest Plus .....................     13.960          16.875         20.89%           247,390.9        4,174,751
 Aetna Vest Estate Protector .........     11.101          13.440         21.07%            17,145.8          230,433
 Corporate Specialty Market ..........     12.242          14.799         20.89%           235,992.1        3,492,384
Growth Portfolio:
 Aetna Vest ..........................     14.898          18.105         21.53%            37,937.8          686,846
 Aetna Vest II .......................     14.884          18.088         21.53%            61,620.8        1,114,603
 Aetna Vest Plus .....................     14.863          18.063         21.53%           431,965.3        7,802,391
 Aetna Vest Estate Protector .........     10.857          13.214         21.71%            44,074.0          582,402
 Corporate Specialty Market ..........     12.232          14.865         21.53%           120,672.6        1,793,758
Worldwide Growth Portfolio:
 Aetna Vest ..........................     16.364          19.790         20.94%           108,747.3        2,152,075
 Aetna Vest II .......................     16.368          19.795         20.94%            55,876.7        1,106,085
 Aetna Vest Plus .....................     16.348          19.770         20.94%           557,760.6       11,027,190
 Aetna Vest Estate Protector .........     11.811          14.305         21.12%            58,328.9          834,389
 Corporate Specialty Market ..........     13.459          16.277         20.94%           564,191.6        9,183,548
Portfolio Partners, Inc.:
PPI MFS Emerging Equities Portfolio:
 Aetna Vest ..........................     17.571          17.357         (1.22%)(7)        70,564.4        1,224,807
 Aetna Vest II .......................     17.573          17.359         (1.22%)(7)        34,713.7          602,592
 Aetna Vest Plus .....................     17.563          17.349         (1.22%)(7)       477,392.0        8,282,500
 Aetna Vest Estate Protector .........     10.942          10.810         (1.21%)(7)        66,830.1          722,463
 Corporate Specialty Market ..........     14.451          14.275         (1.22%)(7)       576,485.2        8,229,510
PPI MFS Research Growth Portfolio:
 Aetna Vest ..........................     12.277          12.042         (1.91%)(7)        64,898.6          781,537
 Aetna Vest II .......................     12.332          12.096         (1.91%)(7)        23,240.4          281,124
 Aetna Vest Plus .....................     12.163          11.931         (1.91%)(7)       352,781.7        4,209,155
 Aetna Vest Estate Protector .........      9.329           9.152         (1.90%)(7)        10,326.6           94,508
 Corporate Specialty Market ..........     11.124          10.912         (1.91%)(7)       163,291.1        1,781,857

Variable Life Account B

                                                        Value
                                                       Per Unit             Increase (Decrease)        Units
                                              --------------------------        in Value of         Outstanding      Reserves
                                               Beginning       End of           Accumulation           at End         at End
                                                of Year        Period               Unit             of Period      of Period
-----------------------------------------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio:
 Aetna Vest ...............................    $15.495         $15.692           1.27%(7)            131,667.0     $2,066,166
 Aetna Vest II ............................     15.399          15.596           1.27%(7)             44,659.7        696,495
 Aetna Vest Plus ..........................     15.314          15.509           1.27%(7)            449,154.4      6,965,802
 Aetna Vest Estate Protector ..............     11.627          11.777           1.29%(7)             21,515.0        253,383
 Corporate Specialty Market ...............     12.832          12.995           1.27%(7)            333,144.4      4,329,264

Notes to Condensed Financial Information:
(1)--Reflects less than a full year of performance activity. Funds were first received in this option during January 1997.
(2)--Reflects less than a full year of performance activity. Funds were first received in this option during March 1997.
(3)--Reflects less than a full year of performance activity. Funds were first received in this option during May 1997.
(4)--Reflects less than a full year of performance activity. Funds were first received in this option during June 1997.
(5)--Reflects less than a full year of performance activity. Funds were first received in this option during July 1997.
(6)--Reflects less than a full year of performance activity. Funds were first received in this option during August 1997.
(7)--Reflects less than a full year of performance activity. Funds were first received in this option during November 1997.


See Notes to Financial Statements

Variable Life Account B

Notes to Financial Statements--December 31, 1997

1. Summary of Significant Accounting Policies

   Variable Life Account B (the"Account") is a separate account established by Aetna Life Insurance and Annuity Company (the "Company) and is registered under the Investment Company Act of 1940 as a unit investment trust. The Account is sold exclusively for use with variable life insurance product contracts as defined under the Internal Revenue Code of 1986, as amended.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Account.

   a. Valuation of Investments

   Investments in the following Funds are stated at the closing net asset value per share as determined by each fund on December 31, 1997:

  Aetna Variable Fund
  Aetna Income Shares
  Aetna Variable Encore Fund
  Aetna Investment Advisers Fund, Inc.
  Aetna Ascent Variable Portfolio
  Aetna Crossroads Variable Portfolio
  Aetna Legacy Variable Portfolio
  Aetna Variable Index Plus Portfolio
  Fidelity Investments Variable Insurance
  Products Fund:
  [bullet] Equity-Income Portfolio
  [bullet] Growth Portfolio
  [bullet] Overseas Portfolio
  Fidelity Investments Variable Insurance
  Products Fund II:
  [bullet] Asset Manager Portfolio
  [bullet] Contrafund Portfolio
  Janus Aspen Series:
  [bullet] Aggressive Growth Portfolio
  [bullet] Balanced Portfolio
  [bullet] Growth Portfolio
  [bullet] Worldwide Growth Portfolio
  Portfolio Partners, Inc.:
  [bullet] PPI MFS Emerging Equities Portfolio
  [bullet] PPI MFS Research Growth Portfolio
  [bullet] PPI Scudder International Growth Portfolio

   b. Other

   Investment transactions are accounted for on a trade date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by specific identification.

   c. Federal Income Taxes

   The operations of the Account form a part of, and are taxed with, the total operations of the Company which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

2. Valuation Period Deductions

   Deductions by the Account for mortality and expense risk charges are made in accordance with the terms of the policies and are paid to the Company.

Variable Life Account B

3. Dividend Income

   On an annual basis the Funds distribute substantially all of their taxable income and realized capital gains to their shareholders. Distributions paid to the Account are automatically reinvested in shares of the Funds. The Account's proportionate share of each Fund's undistributed net investment income (distributions in excess of net investment income) and accumulated net realized gain (loss) on investments is included in net unrealized gain
   (loss) on investments in the Statements of Operations and Changes in Net Assets.

4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments other than short-term investments for the years ended December 31, 1997 and 1996 aggregated $372,355,431 and $260,329,704 and $113,349,117 and $29,656,908,
   respectively.

                     [This page intentionally left blank]

Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets--Year Ended December 31, 1997

                                                                              Valuation
                                                                               Period
                                                            Dividends        Deductions
                                                           ------------     ------------
Aetna Variable Fund:                                        $26,573,304     ($1,085,553)
 PolicyHolders' account values
Aetna Income Shares:                                          1,087,150        (148,230)
 PolicyHolders' account values
Aetna Variable Encore Fund:                                     372,968        (144,720)
 PolicyHolders' account values
Aetna Investment Advisers Fund, Inc.:                         2,876,287        (185,443)
 PolicyHolders' account values
Aetna Ascent Variable Portfolio:                                112,004         (11,360)
 PolicyHolders' account values
Aetna Crossroads Variable Portfolio:                             45,840          (3,290)
 PolicyHolders' account values
Aetna Legacy Variable Portfolio:                                 38,169          (3,596)
 PolicyHolders' account values
Aetna Variable Index Plus Portfolio:                             77,848          (4,920)
 PolicyHolders' account values
Alger American Small Capitalization
Portfolio:(1)                                                   576,583        (128,523)
 PolicyHolders' account values
American Century VP Capital Appreciation
Fund:(2)                                                        132,455         (57,820)
 PolicyHolders' account values
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio:                                      1,485,715        (163,582)
 PolicyHolders' account values
Growth Portfolio:                                               192,233         (54,856)
 PolicyHolders' account values
Overseas Portfolio:                                              46,706          (8,253)
 PolicyHolders' account values
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:                                        175,953         (18,257)
 PolicyHolders' account values
Contrafund Portfolio:                                           235,708        (110,146)
 PolicyHolders' account values
Janus Aspen Series:
Aggressive Growth Portfolio:                                          0         (95,697)
 PolicyHolders' account values
Balanced Portfolio:                                             192,757         (52,872)
 PolicyHolders' account values



                                                              Proceeds       Cost of          Net
                                                                from       Investments     Realized
                                                                Sales          Sold       Gain (Loss)
                                                           -------------- ------------- --------------
Aetna Variable Fund:                                        $11,219,896    $ 7,857,508    $3,362,388
 PolicyHolders' account values
Aetna Income Shares:                                          2,358,910      2,406,924       (48,014)
 PolicyHolders' account values
Aetna Variable Encore Fund:                                  74,201,538     73,731,940       469,598
 PolicyHolders' account values
Aetna Investment Advisers Fund, Inc.:                         1,960,106      1,561,449       398,657
 PolicyHolders' account values
Aetna Ascent Variable Portfolio:                              1,279,898      1,184,906        94,992
 PolicyHolders' account values
Aetna Crossroads Variable Portfolio:                            198,099        193,283         4,816
 PolicyHolders' account values
Aetna Legacy Variable Portfolio:                                225,894        207,391        18,503
 PolicyHolders' account values
Aetna Variable Index Plus Portfolio:                            143,972        131,418        12,554
 PolicyHolders' account values
Alger American Small Capitalization
Portfolio:(1)                                                53,957,227     53,285,312       671,915
 PolicyHolders' account values
American Century VP Capital Appreciation
Fund:(2)                                                     15,197,338     15,512,673      (315,335)
 PolicyHolders' account values
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio:                                     14,420,981     11,843,310     2,577,671
 PolicyHolders' account values
Growth Portfolio:                                             6,814,876      5,870,796       944,080
 PolicyHolders' account values
Overseas Portfolio:                                             359,668        322,274        37,394
 PolicyHolders' account values
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:                                        244,742        220,690        24,052
 PolicyHolders' account values
Contrafund Portfolio:                                         4,519,164      3,602,586       916,578
 PolicyHolders' account values
Janus Aspen Series:
Aggressive Growth Portfolio:                                 18,445,996     17,632,824       813,172
 PolicyHolders' account values
Balanced Portfolio:                                           1,238,408      1,021,789       216,619
 PolicyHolders' account values


                                                     Net Increase
        Net Unrealized                 Net           (Decrease) In
         Gain (Loss)                Change in         Net Assets                   Net Assets
  Beginning          End           Unrealized          from Unit         Beginning           End
   of Year         of Year         Gain (Loss)       Transactions         of Year          of Year
-------------   -------------   ----------------   ----------------   --------------   ---------------
 $7,294,643      $6,207,999       ($1,086,644)      $ 11,743,902
                                                                       $92,871,626      $132,379,023
   (190,180)        (12,114)          178,066          6,856,045
                                                                        13,179,787        21,104,804
    106,394          70,857           (35,537)        10,565,707
                                                                         9,092,185        20,320,201
  1,383,931       1,971,257           587,326          4,867,703
                                                                        15,791,541        24,336,071
     15,645          27,927            12,282          1,049,257
                                                                           545,378         1,802,553
       (191)          5,069             5,260            533,974
                                                                           123,692           710,292
         20             618               598            582,502
                                                                            13,963           650,139
          0         (23,927)          (23,927)         1,899,990
                                                                                 0         1,961,545
    172,057               0          (172,057)       (14,034,001)
                                                                        13,086,083                 0
   (146,911)              0           146,911         (6,388,736)
                                                                         6,482,525                 0

  1,096,283       1,523,698           427,415          2,546,018
                                                                        13,310,213        20,183,450
    294,867         380,110            85,243            900,915
                                                                         5,052,529         7,120,144
     37,941          (8,270)          (46,211)         1,227,751
                                                                           532,327         1,789,714
    134,978         281,699           146,721            796,072
                                                                         1,410,186         2,534,727
    730,883       1,505,359           774,476         11,491,722
                                                                         6,911,690        20,220,028
    249,074         844,868           595,794          1,426,169
                                                                         9,662,927        12,402,365
    243,163         885,469           642,306          3,632,486
                                                                         3,574,345         8,205,641

Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets--Year Ended December 31, 1997 (continued)

                                                             Valuation        Proceeds        Cost of           Net
                                                              Period            from        Investments       Realized
                                               Dividends    Deductions         Sales            Sold        Gain (Loss)
                                            -------------- -----------    --------------- --------------- ---------------
Growth Portfolio:                           $   309,334    ($ 90,076)     $  3,312,122    $  2,585,617     $   726,505
 PolicyHolders' account values
Short-Term bond Portfolio: (3)                  101,542      (32,381)        9,071,413       8,891,967         179,446
 PolicyHolders' account values
Worldwide Growth Portfolio:                     325,821     (167,065)        7,022,675       5,257,711       1,764,964
 PolicyHolders' account values
Portfolio Partners Inc.:
PPI MFS Emerging Equities Portfolio:                  0      (17,086)        9,834,242       9,998,952        (164,710)
 PolicyHolders' account values
PPI MFS Research Growth Portfolio:                    0       (6,128)        1,889,839       1,891,124          (1,285)
 PolicyHolders' account values
PPI Scudder International Growth Portfolio:           0      (12,927)        1,858,258       1,827,173          31,085
 PolicyHolders' account values
Scudder Variable Life Investment Fund --
International Portfolio: (4)                    264,246     (110,422)       20,554,442      18,819,109       1,735,333
 PolicyHolders' account values              -----------     ----------     ------------    ------------     -----------

Total Variable Life Account B               $35,222,623    ($2,713,203)   $260,329,704    $245,858,726     $14,470,978
                                            ===========     ==========     ============    ============     ===========

(1) Effective November 28, 1997, assets from this fund were transferred into the PPI MFS Emerging Equity Portfolio.
(2) Effective November 28, 1997, assets from this fund were transferred into the PPI MFS Research Growth Portfolio.
(3) Effective November 28, 1997, assets from this fund were transferred into the Aetna Variable Encore Fund.
(4) Effective November 28, 1997, assets from this fund were transferred into the PPI Scudder International Growth Portfolio.


                                                       Net Increase
         Net Unrealized                  Net           (Decrease) In
           Gain (Loss)                Change in         Net Assets                   Net Assets
   Beginning           End            Unrealized         from Unit         Beginning            End
    of Year          of Year         Gain (Loss)       Transactions         of Year           of Year
--------------   ---------------   ---------------   ----------------   ---------------   --------------
 $   566,478       $ 1,360,430      $   793,952      $  3,065,638
                                                                         $  7,174,647     $ 11,980,000
      26,773                 0          (26,773)       (4,049,682)
                                                                            3,827,848                0
     872,277         1,817,349          945,072        11,519,359
                                                                            9,915,136       24,303,287
           0            42,515           42,515        19,201,153
                                                                                    0       19,061,872
           0           (86,245)         (86,245)        7,241,839
                                                                                    0        7,148,181
           0           192,560          192,560        14,100,392
                                                                                    0       14,311,110
   1,244,544                 0       (1,244,544)      (11,259,868)
                                                                           10,615,255                0
 -----------       -----------      ------------      -------------      ------------     ------------
 $14,132,669       $16,987,228      $ 2,854,559      $ 79,516,307        $223,173,883     $352,525,147
 ===========       ===========      ============      =============      ============     ============

Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets--Year Ended December 31, 1996 (continued)

                                                                            Valuation      Proceeds      Cost of         Net
                                                                             Period          from      Investments    Realized
                                                             Dividends     Deductions       Sales          Sold      Gain (Loss)
                                                           ------------- -------------- ------------- ------------- ------------
Aetna Variable Fund:                                        $9,712,578     ($ 991,737)   $5,373,083    $4,466,494    $906,589
 PolicyHolders' account values
Aetna Income Shares:                                           810,294       (121,325)    1,564,483     1,544,041      20,442
 PolicyHolders' account values
Aetna Variable Encore Fund:                                    477,308        (71,555)    9,490,775     9,560,169     (69,394)
 PolicyHolders' account values
Aetna Investment Advisers Fund, Inc.:                        1,201,085       (127,990)    1,717,127     1,435,761     281,366
 PolicyHolders' account values
Aetna Ascent Variable Portfolio:                                18,222         (1,210)      127,981       124,671       3,310
 PolicyHolders' account values
Aetna Crossroads Variable Portfolio:                             2,462            (91)        1,317         1,263          54
 PolicyHolders' account values
Aetna Legacy Variable Portfolio:                                   671            (36)          503           486          17
 PolicyHolders' account values
Alger American Small Capitalization Portfolio:                  33,925        (93,143)    2,003,029     1,400,608     602,421
 PolicyHolders' account values
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio:                                        19,619        (57,181)      625,427       574,716      50,711
 PolicyHolders' account values
Growth Portfolio:                                               85,627        (30,149)      243,345       245,938      (2,593)
 PolicyHolders' account values
Overseas Portfolio:
 PolicyHolders' account values                                  14,172         (4,004)      478,644       450,003      28,641
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:                                        62,788        (13,383)      981,022       966,124      14,898
 PolicyHolders' account values
Contrafund Portfolio:                                           10,199        (36,829)      353,531       314,886      38,645
 PolicyHolders' account values
Janus Aspen Series:
Aggressive Growth Portfolio:                                    79,809        (68,571)    1,171,119       858,482     312,637
 PolicyHolders' account values
Balanced Portfolio:                                             70,301        (23,444)      452,062       367,517      84,545
 PolicyHolders' account values
Growth Portfolio:                                              140,964        (46,593)      808,709       590,651     218,058
 PolicyHolders' account values
Short-Term Bond Portfolio:                                      84,482        (17,596)      424,360       415,377       8,983
 PolicyHolders' account values


                                                 Net Increase
        Net Unrealized               Net         (Decrease) In
         Gain (Loss)              Change in       Net Assets                 Net Assets
  Beginning          End          Unrealized       from Unit        Beginning           End
   of Year         of Year       Gain (Loss)     Transactions        of Year          of Year
-------------   -------------   -------------   --------------   --------------   --------------
 $   65,391      $7,294,643      $7,229,252      $ 5,056,913
                                                                  $70,958,031      $92,871,626
    189,278        (190,180)       (379,458)       2,798,667
                                                                   10,051,167       13,179,787
    138,935         106,394         (32,541)       3,268,179
                                                                    5,520,188        9,092,185
  1,031,584       1,383,931         352,347        4,815,033
                                                                    9,269,700       15,791,541
          0          15,645          15,645          509,411
                                                                            0          545,378
          0            (191)           (191)         121,458
                                                                            0          123,692
          0              20              20           13,291
                                                                            0           13,963
    595,950         172,057        (423,893)       7,688,994
                                                                    5,277,779       13,086,083
     28,202       1,096,283       1,068,081       11,810,807
                                                                      418,176       13,310,213
    (36,211)        294,867         331,078        3,470,007
                                                                    1,198,559        5,052,529
     21,923          37,941          16,018         (102,302)
                                                                      579,802          532,327
     47,435         134,978          87,543          298,650
                                                                      959,690        1,410,186
     10,253         730,883         720,630        5,090,135
                                                                    1,088,910        6,911,690
    376,606         249,074        (127,532)       5,949,433
                                                                    3,517,151        9,662,927
     60,589         243,163         182,574        2,648,699
                                                                      611,670        3,574,345
    196,848         566,478         369,630        3,974,072
                                                                    2,518,516        7,174,647
      6,078          26,773          20,695        3,383,696
                                                                      347,588        3,827,848

Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets--Year Ended December 31, 1996 (continued)

                                                             Valuation       Proceeds      Cost of         Net
                                                              Period           from      Investments    Realized
                                             Dividends      Deductions        Sales          Sold      Gain (Loss)
                                          -------------- ---------------- ------------- ------------- ------------
Janus Aspen Series (continued):
Worldwide Growth Portfolio:                $   105,214     ($   49,874)    $ 1,127,422   $   777,300   $  350,122
 PolicyHolders' account values
Scudder Variable Life Investment Fund --
International Portfolio:                       173,534         (85,922)      1,752,475     1,537,715      214,760
 PolicyHolders' account values
TCI Portfolios, Inc.--Growth Fund:             710,224         (64,504)        960,494       802,090      158,404
 PolicyHolders' account values             -----------     ------------    ------------  -----------   ----------
Total Variable Life Account B              $13,813,478     ($1,905,137)    $29,656,908   $26,434,292   $3,222,616
                                           ===========     ============    ============  ===========   ==========

                                                     Net Increase
         Net Unrealized                 Net          (Decrease) In
          Gain (Loss)                Change in        Net Assets                  Net Assets
  Beginning           End            Unrealized        from Unit        Beginning            End
   of Year          of Year         Gain (Loss)      Transactions        of Year           of Year
-------------   ---------------   ---------------   --------------   ---------------   ---------------
 $  227,523       $   872,277      $    644,754      $ 7,436,957
                                                                      $  1,427,963      $  9,915,136
    431,463         1,244,544           813,081        2,808,258
                                                                         6,691,544        10,615,255
    999,727          (146,911)       (1,146,638)         745,694
                                                                         6,079,345         6,482,525
 ----------       -----------      ------------      -----------      ------------      ------------
 $4,391,574       $14,132,669      $  9,741,095      $71,786,052      $126,515,779      $223,173,883
 ==========       ===========      ============      ===========      ============      ============

                          Independent Auditors' Report


The Board of Directors of Aetna Life Insurance and Annuity Company and
 Policyholders of Variable Life Account B:


We have audited the accompanying statement of assets and liabilities of Aetna Life Insurance and Annuity Company Variable Life Account B (the "Account") as of December 31, 1997, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1997. These financial statements and condensed financial information are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and condensed financial information. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company Variable Life Account B as of December 31, 1997, the results of its operations and changes in its net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1997 in conformity with generally accepted accounting principles.


                                                    /s/ KPMG Peat Marwick LLP

Hartford, Connecticut
February 27, 1998

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY

                   Index to Consolidated Financial Statements
                   ------------------------------------------

                                                                      Page

Independent Auditors' Report                                            F-2

Consolidated Financial Statements:

       Consolidated Statements of Income for the Years Ended
         December 31, 1997, 1996 and 1995                               F-3

       Consolidated Balance Sheets as of December 31, 1997
         and 1996                                                       F-4

       Consolidated Statements of Changes in Shareholder's Equity
         for the Years Ended December 31, 1997, 1996 and 1995           F-5

       Consolidated Statements of Cash Flows for the Years
         Ended December 31, 1997, 1996 and 1995                         F-6

       Notes to Consolidated Financial Statements                       F-7

                          Independent Auditors' Report


The Shareholder and Board of Directors
Aetna Life Insurance and Annuity Company:

We have audited the accompanying consolidated balance sheets of Aetna Life Insurance and Annuity Company and Subsidiary as of December 31, 1997 and 1996, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company and Subsidiary at December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                      /s/ KPMG Peat Marwick LLP



Hartford, Connecticut
February 3, 1998

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                        Consolidated Statements of Income
                                   (millions)

                                                Years Ended December 31,
                                            --------------------------------
                                              1997         1996       1995
                                            -------       -------    -------
Revenue:
  Premiums                                   $267.1        $133.6     $212.7
  Charges assessed against policyholders      475.0         396.5      318.9
  Net investment income                     1,080.5       1,045.6    1,004.3
  Net realized capital gains                   36.0          19.7       41.3
  Other income                                 39.7          45.4       42.0
                                            -------       -------    -------
        Total revenue                       1,898.3       1,640.8    1,619.2
                                            -------       -------    -------

Benefits and expenses:
  Current and future benefits               1,127.8         968.6      997.2
  Operating expenses                          347.4         342.2      310.8
  Amortization of deferred policy
     acquisition costs                        128.4          69.8       48.0
  Severance and facilities charges               --          61.3         --
                                            -------       -------    -------
       Total benefits and expenses          1,603.6       1,441.9    1,356.0
                                            -------       -------    -------

Income before income taxes                    294.7         198.9      263.2

   Income taxes                                89.4          57.8       87.3
                                            -------       -------    -------

Net income                                   $205.3        $141.1     $175.9
                                            =======       =======    =======

See Notes to Consolidated Financial Statements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                           Consolidated Balance Sheets
                          (millions, except share data)

                                                                               December 31,  December 31,
Assets                                                                           1997           1996
------                                                                           ----           ----
Investments:
  Debt securities available for sale, at fair value
    (amortized cost:  $12,912.2 and $12,539.1)                                 $13,463.8     $12,905.5
  Equity securities, available for sale:
    Nonredeemable preferred stock (cost:  $131.7 and $107.6)                       147.6         119.0
    Investment in affiliated mutual funds (cost:  $78.1 and $77.3)                  83.0          81.1
    Common stock (cost:  $0.2 and $0.0)                                               .6            .3
  Short-term investments                                                            95.6          34.8
  Mortgage loans                                                                    12.8          13.0
  Policy loans                                                                     469.6         399.3
                                                                               ---------      --------
       Total investments                                                        14,273.0      13,553.0

Cash and cash equivalents                                                          565.4         459.1
Accrued investment income                                                          163.0         159.0
Premiums due and other receivables                                                  63.7          26.6
Deferred policy acquisition costs                                                1,654.6       1,515.3
Reinsurance loan to affiliate                                                      397.2         628.3
Other assets                                                                        46.8          33.7
Separate accounts assets                                                        22,982.7      15,318.3
                                                                               ---------      --------

       Total assets                                                            $40,146.4     $31,693.3
                                                                               =========      ========

Liabilities and Shareholder's Equity

Liabilities:
  Future policy benefits                                                        $3,763.7      $3,617.0
  Unpaid claims and claim expenses                                                  38.0          28.9
  Policyholders' funds left with the Company                                    11,143.5      10,663.7
                                                                               ---------      --------
       Total insurance reserve liabilities                                      14,945.2      14,309.6
  Other liabilities                                                                312.8         354.7
  Income taxes:
    Current                                                                         12.4          20.7
    Deferred                                                                        72.0          80.5
  Separate accounts liabilities                                                 22,970.0      15,318.3
                                                                               ---------      --------
       Total liabilities                                                        38,312.4      30,083.8
                                                                               ---------      --------

Shareholder's equity:
  Common stock, par value $50 (100,000 shares
   authorized; 55,000 shares issued and outstanding)                                 2.8           2.8
  Paid-in capital                                                                  418.0         418.0
  Accumulated other comprehensive income                                            92.9          60.5
  Retained earnings                                                              1,320.3       1,128.2
                                                                               ---------      --------
       Total shareholder's equity                                                1,834.0       1,609.5
                                                                               ---------      --------

         Total liabilities and shareholder's equity                            $40,146.4     $31,693.3
                                                                               =========      ========

See Notes to Consolidated Financial Statements.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

           Consolidated Statements of Changes in Shareholder's Equity
                                   (millions)

                                                              Years  Ended December 31,
                                                           ---------------------------------
                                                             1997        1996          1995
                                                           --------     --------    --------
Shareholder's equity, beginning of year                    $1,609.5     $1,583.0    $1,088.5

Comprehensive income
   Net income                                                 205.3        141.1       175.9
   Other comprehensive income, net of tax
      Unrealized gains (losses) on securities ($50.1
      million,  $(110.8) million and $494.6 million,           32.4        (72.0)      321.5
      pretax, respectively)
                                                           --------     --------    --------
Total comprehensive income                                    237.7         69.1       497.4
                                                           --------     --------    --------

Capital contributions                                            --         10.4         0.0

Other changes                                                   4.1        (49.5)        0.0

Common stock dividends                                        (17.3)        (3.5)       (2.9)
                                                           --------     --------    --------

Shareholder's equity, end of year                          $1,834.0     $1,609.5    $1,583.0
                                                           ========     ========    ========

See Notes to Consolidated Financial Statements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                      Consolidated Statements of Cash Flows
                                   (millions)

                                                                                 Years Ended December 31,
                                                                             ------------------------------
                                                                              1997        1996        1995
                                                                             ------      ------      ------
Cash Flows from Operating Activities:
         Net income                                                          $205.3      $141.1      $175.9
         Adjustments to reconcile net income to net cash provided by
         (used for) operating activities:
         (Increase) decrease  in accrued investment income                     (4.0)       16.5       (33.3)
         (Increase) decrease in premiums due and other receivables            (33.3)        1.6        25.4
         Increase in policy loans                                             (70.3)      (60.7)      (89.9)
         Increase in deferred policy acquisition costs                       (139.3)     (174.0)     (177.0)
         Decrease in reinsurance loan to affiliate                            231.1        27.2        34.8
         Net increase in universal life account balances                      286.4       243.2       393.4
         (Decrease) increase in other insurance reserve liabilities          (249.6)     (211.5)       79.0
         Net (decrease) increase in other liabilities and other assets        (41.7)        3.1        13.0
         Decrease in income taxes                                             (31.4)      (26.7)       (4.5)
         Net accretion of discount on investments                             (66.4)      (68.0)      (66.4)
         Net realized capital gains                                           (36.0)      (19.7)      (41.3)
         Other, net                                                              --         1.1          --
                                                                           --------    --------    --------
               Net cash provided by (used for) operating activities            50.8      (126.8)      309.1
                                                                           --------    --------    --------

Cash Flows from Investing Activities:
         Proceeds from sales of:
            Debt securities available for sale                              5,311.3     5,182.2     4,207.2
            Equity securities                                                 103.1       190.5       180.8
            Mortgage loans                                                      0.2         8.7        10.7
            Limited partnership                                                  --          --        26.6
         Investment maturities and collections of:
            Debt securities available for sale                              1,212.7       885.2       583.9
            Short-term investments                                             89.3        35.0       106.1
         Cost of investment purchases in:
            Debt securities available for sale                             (6,732.8)   (6,534.3)   (6,034.0)
            Equity securities                                                (113.3)     (118.1)     (170.9)
            Short-term investments                                           (149.9)      (54.7)      (24.7)
            Mortgage loans                                                       --          --       (21.3)
         Other, net                                                              --       (17.6)         --
                                                                           --------    --------    --------
               Net cash used for investing activities                        (279.4)     (423.1)   (1,135.6)
                                                                           --------    --------    --------

Cash Flows from Financing Activities:
         Deposits and interest credited for investment contracts            1,621.2     1,579.5     1,884.5
         Withdrawals of investment contracts                               (1,256.3)   (1,146.2)   (1,109.6)
         Capital contribution to Separate Account                             (25.0)         --          --
         Return of capital from Separate Account                               12.3          --          --
         Capital contribution from HOLDCO                                        --        10.4          --
         Dividends paid to shareholder                                        (17.3)       (3.5)       (2.9)
                                                                           --------    --------    --------
               Net cash provided by financing activities                      334.9       440.2       772.0
                                                                           --------    --------    --------

Net increase (decrease) in cash and cash equivalents                          106.3      (109.7)      (54.5)
Cash and cash equivalents, beginning of year                                  459.1       568.8       623.3
                                                                           --------    --------    --------

Cash and cash equivalents, end of year                                       $565.4      $459.1      $568.8
                                                                           ========    ========    ========

Supplemental cash flow information:
    Income taxes paid, net                                                   $119.6       $85.5       $92.8
                                                                           ========    ========    ========

See Notes to Consolidated Financial Statements.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

                   Notes to Consolidated Financial Statements

1.   Summary of Significant Accounting Policies

     Aetna Life Insurance and Annuity Company and its wholly owned subsidiary (collectively, the "Company") are providers of financial services and life insurance products in the United States. The Company has two business segments: financial services and individual life insurance.

     Financial services products include annuity contracts that offer a variety of funding and payout options for individual and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408 and 457, and non-qualified annuity contracts. These contracts may be deferred or immediate ("payout annuities"). Financial services also include investment advisory services and pension plan administrative services.

     Individual life insurance products include universal life, variable universal life, traditional whole life and term insurance.

     Basis of Presentation
     ---------------------

     The consolidated financial statements include Aetna Life Insurance and Annuity Company and its wholly owned subsidiary, Aetna Insurance Company of America. Aetna Life Insurance and Annuity Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc. ("HOLDCO"). HOLDCO is a wholly owned subsidiary of Aetna Retirement Services, Inc., whose ultimate parent is Aetna Inc. ("Aetna").

     The consolidated financial statements have been prepared in accordance with generally accepted accounting principles. Certain reclassifications have been made to 1996 and 1995 financial information to conform to the 1997 presentation.

     New Accounting Standard
     -----------------------

     As of December 31, 1997 the Company adopted Financial Accounting Standard ("FAS") No. 130, Reporting Comprehensive Income. This statement establishes standards for the reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income encompasses all changes in shareholder's equity (except those arising from transactions with shareholders) and includes net income and net unrealized capital gains or losses on available-for-sale securities. As this new standard only requires additional information in a financial statement, it does not affect the Company's financial position or results of operations.

     Future Application of Accounting Standards
     ------------------------------------------

     Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

     FAS No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, was issued in June 1996 and provides accounting and reporting standards for transfers of financial assets and extinguishments of liabilities.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.   Summary of Significant Accounting Policies (Continued)

     Future Application of Accounting Standards (Continued)

     FAS No. 125 is effective for 1997 financial statements; however, certain provisions relating to accounting for repurchase agreements and securities lending are not effective until January 1, 1998. Provisions effective in 1997 did not have a material effect on the Company's financial position or results of operations. The Company does not expect adoption of this statement for provisions effective in 1998 to have a material effect on its financial position or results of operations.

     Accounting by Insurance and Other Enterprises for Insurance-Related Assessments

     In December 1997, the American Institute of Certified Public Accountants issued Statement of Position 97-3, Accounting by Insurance and Other Enterprises for Insurance-Related Assessments, which provides guidance for determining when an insurance or other enterprise should recognize a liability for guaranty-fund and other insurance related assessments and guidance for measuring the liability. This statement is effective for 1999 financial statements with early adoption permitted. The Company does not expect adoption of this statement to have a material effect on its financial position or results of operations.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

     Cash and Cash Equivalents

     Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity of 90 days or less when purchased.

     Investments

     Debt and equity securities are classified as available for sale and carried at fair value. These securities are written down (as realized capital losses) for other than temporary declines in value. Unrealized capital gains and losses related to available for sale investments, other than amounts allocable to experience rated contractholders, are reflected in shareholder's equity, net of related taxes.

     Fair values for debt and equity securities are based on quoted market prices or dealer quotations. Where quoted market prices or dealer quotations are not available, fair values are measured utilizing quoted market prices for similar securities or by using discounted cash flow methods. Cost for mortgage-backed securities is adjusted for unamortized premiums and discounts, which are amortized using the interest method over the estimated remaining term of the securities, adjusted for anticipated prepayments.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.   Summary of Significant Accounting Policies (Continued)

     Investments (Continued)

     The company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Initial collateral, primarily cash, is required at a rate of 102% of the market value of a loaned domestic security and 105% of the market value of a loaned foreign security. The collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent according to the Company's guidelines to generate additional income. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates. At December 31, 1997 and 1996, the Company loaned securities (which are reflected as invested assets) with a market value of approximately $385.1 million and $444.7 million, respectively.

     Purchases and sales of debt and equity securities are recorded on the trade date.

     The investment in affiliated mutual funds represents an investment in Aetna managed mutual funds which have been seeded by the Company, and is carried at fair value.

     Mortgage loans and policy loans are carried at unpaid principal balances, net of impairment reserves. Sales of mortgage loans are recorded on the closing date.

     Short-term investments, consisting primarily of money market instruments and other debt issues purchased with a maturity of 91 days to one year, are considered available for sale and are carried at fair value, which approximates amortized cost.

     The Company utilizes futures contracts, swap agreements and warrants for other than trading purposes in order to manage investment returns and price risk and to align maturities, interest rates, and funds availability with its obligations. (Refer to Note 3.)

     Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability. Deferred gains or losses on such futures contracts are amortized over the life of the acquired asset or liability as a yield adjustment or through net realized capital gains or losses upon disposal of an asset. Changes in the fair value of futures contracts that do not qualify as hedges are recorded in net realized capital gains or losses. Hedge designation requires specific asset or liability identification, a probability at inception of high correlation with the position underlying the hedge, and that high correlation be maintained throughout the hedge period. If a hedging instrument ceases to be highly correlated with the position underlying the hedge, hedge accounting ceases at that date and excess gains and losses on the hedging instrument are reflected in net realized capital gains or losses.

     Interest rate swap agreements which are designated as interest rate risk management instruments at inception are accounted for using the accrual method. Accordingly, the difference between amounts

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.   Summary of Significant Accounting Policies (Continued)

     Investments (Continued)

     paid and received on such agreements is reported in net investment income. There is no recognition in the Consolidated Balance Sheets for changes in the fair value of the agreement.

     Warrants represent the right to purchase specific securities and are accounted for as hedges. Upon exercise, the cost of the warrants are added to the basis of the securities purchased.

     Deferred Policy Acquisition Costs

     Certain costs of acquiring insurance business are deferred. These costs, all of which vary with and are primarily related to the production of new and renewal business, consist principally of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. For fixed ordinary life contracts, such costs are amortized over expected premium-paying periods (up to 20 years). For universal life and certain annuity contracts, such costs are amortized in proportion to estimated gross profits and adjusted to reflect actual gross profits over the life of the contracts (up to 20 years). Deferred policy acquisition costs are written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.

     Insurance Reserve Liabilities

     Future policy benefits include reserves for universal life, immediate annuities with life contingent payouts and traditional life insurance contracts. Reserves for universal life contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon. Reserves for immediate annuities with life contingent payouts and traditional life insurance contracts are computed on the basis of assumed investment yield, mortality, and expenses, including a margin for adverse deviations. Such assumptions generally vary by plan, year of issue and policy duration. Reserve interest rates range from 2.25% to 12.00% for all years presented. Investment yield is based on the Company's experience. Mortality and withdrawal rate assumptions are based on relevant Aetna experience and are periodically reviewed against both industry standards and experience.

     Policyholders' funds left with the Company include reserves for deferred annuity investment contracts and immediate annuities without life contingent payouts. Reserves on such contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon (rates range from 3.50% to 9.50% for all years presented) net of adjustments for investment experience that the Company is entitled to reflect in future credited interest. Reserves on contracts subject to experience rating reflect the rights of contractholders, plan participants and the Company.

     Unpaid claims for all lines of insurance include benefits for reported losses and estimates of benefits for losses incurred but not reported.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.    Summary of Significant Accounting Policies (Continued)

     Premiums, Charges Assessed Against Policyholders, Benefits and Expenses

     For universal life and certain annuity contracts, charges assessed against policyholders' funds for the cost of insurance, surrender charges, actuarial margin and other fees are recorded as revenue in charges assessed against policyholders. Other amounts received for these contracts are reflected as deposits and are not recorded as revenue. Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue when due. Related policy benefits are recorded in relation to the associated premiums or gross profit so that profits are recognized over the expected lives of the contracts. When annuity payments with life contingencies begin under contracts that were initially investment contracts, the accumulated balance in the account is treated as a single premium for the purchase of an annuity and reflected as an offsetting amount in both premiums and current and future benefits in the Consolidated Statements of Income.

     Separate Accounts

     Assets held under variable universal life and variable annuity contracts are segregated in Separate Accounts and are invested, as designated by the contractholder or participant under a contract, in shares of mutual funds which are managed by the Company, or other selected mutual funds not managed by the Company.

     Separate Accounts assets and liabilities are carried at fair value except for those relating to a guaranteed interest option. Since the Company bears the investment risk where the contract is held to maturity, the assets of the Separate Account supporting the guaranteed interest option are carried at an amortized cost of $658.6 million for 1997 (fair value $668.7 million) and $515.6 million for 1996 (fair value $523.0 million). Reserves relating to the guaranteed interest option are maintained at fund value and reflect interest credited at rates ranging from 4.10% to 8.00% in both 1997 and in 1996.

     Separate Accounts assets and liabilities are shown as separate captions in the Consolidated Balance Sheets. Deposits, investment income and net realized and unrealized capital gains and losses of the Separate Accounts are not reflected in the Consolidated Statements of Income (with the exception of realized capital gains and losses on the sale of assets supporting the guaranteed interest option). The Consolidated Statements of Cash Flows do not reflect investment activity of the Separate Accounts.

     Income Taxes

     The Company is included in the consolidated federal income tax return of Aetna. The Company is taxed at regular corporate rates after adjusting income reported for financial statement purposes for certain items. Deferred income tax expenses/benefits result from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments

     Debt securities available for sale as of December 31, 1997 were as follows:

                                                                               Gross            Gross
                                                           Amortized        Unrealized        Unrealized           Fair
                                                              Cost              Gains           Losses             Value
                                                           ---------        ----------        ----------          ------
                                                                                   (millions)
       U.S. government and government
          agencies and authorities                           $1,219.7            $74.0             $0.1           $1,293.6

       States, municipalities and political
          subdivisions                                            0.3               --               --                0.3

       U.S. corporate securities:
            Financial                                         2,370.7             84.6              1.3            2,454.0
            Food & fiber                                        195.4              9.3               --              204.7
            Healthcare & consumer products                      728.5             27.0              2.6              752.9
            Media & broadcast                                   252.9             14.7              0.1              267.5
            Natural resources                                   143.5              5.5                -              149.0
            Transportation & capital goods                      528.2             33.2              0.1              561.3
            Utilities                                           521.3             23.5              0.9              543.9
            Other corporate securities                           96.9              3.2                -              100.1
                                                           ----------         --------         --------        -----------
          Total U.S. corporate securities                     4,837.4            201.0              5.0            5,033.4

       Foreign Securities:
            Government                                          612.5             36.7             23.6              625.6
            Utilities                                           177.5             28.7               --              206.2
            Other                                               857.9             27.7             42.8              842.8
                                                           ----------         --------         --------        -----------
          Total foreign securities                            1,647.9             93.1             66.4            1,674.6

       Residential mortgage-backed securities:
            Pass-throughs                                       784.4             71.3              2.0              853.7
            Collateralized mortgage obligations               2,280.5            137.4              2.0            2,415.9
                                                           ----------         --------         --------        -----------
       Total residential mortgage-
          backed securities                                   3,064.9            208.7              4.0            3,269.6

       Commercial/Multifamily mortgage-
          backed securities                                   1,127.8             34.0              0.4            1,161.4

       Other asset-backed securities                          1,014.2             17.1              0.4            1,030.9
                                                           ----------         --------         --------        -----------

       Total Debt Securities                                $12,912.2           $627.9            $76.3          $13,463.8
                                                           ==========         ========         ========        ===========

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     Debt securities available for sale as of December 31, 1996 were as follows:

                                                                               Gross            Gross
                                                           Amortized        Unrealized        Unrealized            Fair
                                                              Cost              Gains           Losses             Value
                                                           ---------        ----------        ----------           ------
                                                                                    (millions)
       U.S. government and government
          agencies and authorities                           $1,072.4            $20.5             $4.5           $1,088.4

       States, municipalities and political
          subdivisions                                            6.0              1.2               --                7.2

       U.S. corporate securities:
            Financial                                         2,143.4             43.1              9.7            2,176.8
            Food & fiber                                        198.2              4.6              1.3              201.5
            Healthcare & consumer products                      735.9             20.2              6.3              749.8
            Media & broadcast                                   274.9              7.0              2.8              279.1
            Natural resources                                   187.7              4.5              0.4              191.8
            Transportation & capital goods                      521.9             22.0              1.8              542.1
            Utilities                                           448.8             14.8              2.8              460.8
            Other corporate securities                          141.5               3.0              --              144.5
                                                            ---------         ---------        --------          ---------
          Total U.S. corporate securities                     4,652.3            119.2             25.1            4,746.4

       Foreign Securities:
            Government                                          758.6             36.0              5.7              788.9
            Utilities                                           187.8             16.1               --              203.9
            Other                                               945.5             30.9              6.3              970.1
                                                            ---------         --------         ---------         ---------
          Total foreign securities                            1,891.9             83.0             12.0            1,962.9

       Residential mortgage-backed securities:
            Pass-throughs                                       792.2             78.3              3.1              867.4
            Collateralized mortgage obligations               2,227.8             94.9             13.7            2,309.0
                                                            ---------         ---------        --------          ---------
       Total residential mortgage-
          backed securities                                   3,020.0            173.2             16.8            3,176.4

       Commercial/Multifamily mortgage-
          backed securities                                   1,008.7             24.8              5.6            1,027.9

       Other asset-backed securities                            887.8             10.7               2.2             896.3
                                                            ---------         --------         ---------          --------

       Total Debt Securities                                $12,539.1           $432.6            $66.2          $12,905.5
                                                            =========         ========         =========          ========

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     At December 31, 1997 and 1996, net unrealized appreciation of $551.6 million and $366.4 million, respectively, on available-for-sale debt securities included $429.3 million and $288.5 million, respectively, related to experience rated contracts, which were not reflected in shareholder's equity but in future policy benefits and policyholders' funds left with the Company.

     The carrying and fair value of debt securities for the year ended December 31, 1997 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called, or prepaid.

                                             Amortized               Fair
                                               Cost                 Value
                                             ---------              ------
                                                       (millions)
      Due to mature:
        One year or less                        $367.3                $367.6
        After one year through five years      2,165.1               2,195.4
        After five years through ten years     2,367.3               2,407.0
        After ten years                        2,805.6               3,031.9
        Mortgage-backed securities             4,192.7               4,431.0
        Other asset-backed securities          1,014.2               1,030.9
                                             ---------             ---------

               Total                         $12,912.2             $13,463.8
                                             =========             =========

     At December 31, 1997 and 1996, debt securities carried at $8.2 million and $7.6 million, respectively, were on deposit as required by regulatory authorities.

     The Company did not have any investments in a single issuer, other than obligations of the U.S. government, with a carrying value in excess of 10% of the Company's shareholder's equity at December 31, 1997.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     Included in the Company's debt securities were residential collateralized mortgage obligations ("CMOs") supporting the following:

                                                              1997                        1996
                                                     ---------------------       ------------------------
                                                       Fair      Amortized         Fair         Amortized
                                                      Value         Cost           Value           Cost
                                                     --------     --------       --------        --------
                                                                          (millions)
           Total residential CMOs(1)                 $2,415.9     $2,280.5       $2,309.0        $2,227.8
                                                     ========     ========       ========        ========

           Percentage of total:
               Supporting experience rated products      81.6%                       84.2%
               Supporting remaining products             18.4%                       15.8%
                                                        -----                       -----
                                                        100.0%                      100.0%
                                                        =====                       =====

          (1) At December 31, 1997 and 1996, approximately 73% and 71%, respectively, of the Company's residential CMO holdings were backed by government agencies such as GNMA, FNMA, FHLMC.

     There are various categories of CMOs which are subject to different degrees of risk from changes in interest rates and, for nonagency-backed CMOs, defaults. The principal risks inherent in holding CMOs are prepayment and extension risks related to dramatic decreases and increases in interest rates resulting in the repayment of principal from the underlying mortgages either earlier or later than originally anticipated. At December 31, 1997 and 1996, approximately 4% and 3%, respectively, of the Company's CMO holdings were invested in types of CMOs which are subject to more prepayment and extension risk than traditional CMOs (such as interest- or principal-only strips).

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     Investments in equity securities available for sale were as follows:

                                             Gross        Gross
                              Amortized    Unrealized   Unrealized    Fair
                                 Cost        Gains        Losses      Value
                              ---------    ----------   ----------    -----
                                                 (millions)
           1997
           Equity Securities    $210.0        $21.3        $0.1      $231.2
                                ======        =====        ====      ======

           1996
           Equity Securities    $184.9        $16.3        $0.8      $200.4
                                ======        =====        ====      ======

3.   Financial Instruments

     Estimated Fair Value
     --------------------
     The carrying values and estimated fair values of certain of the Company's financial instruments at December 31, 1997 and 1996 were as follows:

                                            1997                    1996
                                     --------------------     -----------------
                                      Carrying      Fair      Carrying     Fair
                                        Value      Value       Value      Value
                                     ---------     ------     --------    -----
                                                      (millions)
        Assets:
            Mortgage loans           $    12.8   $   12.4   $   13.0  $   13.2
        Liabilities:
            Investment contract
             liabilities:
              With a fixed maturity  $ 1,030.3   $1,005.4   $1,014.1  $1,028.8
              Without a fixed
               maturity               10,113.2    9,587.5    9,649.6   9,427.6

     Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, such as estimates of timing and amount of future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument. In evaluating the Company's management of interest rate, price and liquidity risks, the fair values of all assets and liabilities should be taken into consideration, not only those presented above.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

3.   Financial Instruments (Continued)

     Estimated Fair Value  (Continued)

     The following valuation methods and assumptions were used by the Company in estimating the fair value of the above financial instruments:

     Mortgage loans: Fair values are estimated by discounting expected mortgage loan cash flows at market rates which reflect the rates at which similar loans would be made to similar borrowers. The rates reflect management's assessment of the credit quality and the remaining duration of the loans.

     Investment contract liabilities (included in policyholders' funds left with the Company):

     With a fixed maturity: Fair value is estimated by discounting cash flows at interest rates currently being offered by, or available to, the Company for similar contracts.

     Without a fixed maturity: Fair value is estimated as the amount payable to the contractholder upon demand. However, the Company has the right under such contracts to delay payment of withdrawals which may ultimately result in paying an amount different than that determined to be payable on demand.

     Off-Balance-Sheet and Other Financial Instruments (including Derivative Instruments)

     The Company uses off-balance-sheet and other financial instruments primarily to manage portfolio risks, including interest rate, prepayment/call, credit, price, and liquidity risks. In 1997 and 1996, Treasury futures contracts were used to manage interest rate risk in the Company's bond portfolio; and, in 1996, stock index futures contracts were used to manage price risk in the Company's equity portfolio. In 1996 and 1995, interest rate swaps and forward commitments to enter into interest rate swaps, respectively, were also used to manage interest rate risk in the Company's bond portfolio.

     Futures Contracts:

     Futures contracts represent commitments to either purchase or sell securities at a specified future date and at a specified price or yield. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk. Cash settlements are made daily based on changes in the prices of the underlying assets. There were no futures contracts open as of December 31, 1997 and 1996.

     Interest Rate Swaps:

     Under interest rate swaps, the Company agrees with other parties to exchange interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made. A single net payment is usually made by one counterparty at each due date or upon termination of the contract. The Company would be

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

3.   Financial Instruments (Continued)

     Off-Balance-Sheet and Other Financial Instruments (Including Derivative Instruments) (Continued)

     exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, however, the Company controls its exposure to credit risk through credit approvals, credit limits and regular monitoring procedures. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. There were no interest rate swap agreements open as of December 31, 1997 and 1996.

     During 1995, the Company received $0.4 million for writing call options on underlying securities. The Company did not write any call options in 1997 and 1996.

     Warrants:

     Warrants are instruments giving the Company the right, but not the obligation to buy a security at a given price during a specified period. As of December 31, 1997 and 1996, the Company had open warrants to purchase equity securities with a fair value of $0.6 million and $0.3 million, respectively.

     Debt Instruments with Derivative Characteristics:

     The Company also had investments in certain debt instruments with derivative characteristics, including those whose market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short or long term), exchange rates, prepayment rates, equity markets or credit ratings/spreads. The amortized cost and fair value of these securities, included in the debt securities portfolio, as of December 31, 1997 was as follows:

                                                          Amortized       Fair
                                                             Cost         Value
                                                          ---------       ----
                                                               (millions)

           Residential collateralized mortgage
                obligations                               $2,280.5      $2,415.9
                Principal-only strips (included above)        59.0          67.0
                Interest-only strips (included above)         12.8          24.3
           Other structured securities with derivative
                characteristics (1)                          107.4         105.2

          (1) Represents non-leveraged instruments whose fair values and credit risk are based on underlying securities, including fixed income securities and interest rate swap agreements.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

4.   Net Investment Income

     Sources of net investment income were as follows:

                                             1997        1996        1995
                                             ----        ----        ----
                                                      (millions)
            Debt securities                  $962.8      $945.3       $891.5
            Nonredeemable preferred stock      13.7         5.9          4.2
            Investment in affiliated
               mutual funds                     4.9        14.3         14.9
            Mortgage loans                      1.3         2.2          1.4
            Policy loans                       19.9        18.4         13.7
            Reinsurance loan to affiliate      37.5        44.1         46.5
            Cash equivalents                   44.2        29.4         38.9
            Other                              10.0         2.1          8.4
                                           --------    --------     --------
            Gross investment income         1,094.3     1,061.7      1,019.5
            Less investment expenses          (13.8)      (16.1)       (15.2)
                                           --------    --------     --------
            Net investment income          $1,080.5    $1,045.6     $1,004.3
                                           ========    ========     ========

     Net investment income includes amounts allocable to experience rated contractholders of $823.1 million, $787.6 million and $744.2 million for the years ended December 31, 1997, 1996 and 1995, respectively. Interest credited to contractholders is included in current and future benefits.

5.   Dividend Restrictions and Shareholder's Equity

     The Company paid $17.3 million and $3.5 million in cash dividends to HOLDCO in 1997 and 1996, respectively.

     The amount of dividends that may be paid to the shareholder in 1998 without prior approval by the Insurance Commissioner of the State of Connecticut is $77.6 million.

     The Insurance Department of the State of Connecticut (the "Department") recognizes as net income and shareholder's capital and surplus those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. Statutory net income was $80.5 million, $57.8 million and $70.0 million for the years ended December 31, 1997, 1996 and 1995, respectively. Statutory capital and surplus was $778.7 million and $713.6 million as of December 31, 1997 and 1996, respectively.

     As of December 31, 1997 the Company does not utilize any statutory accounting practices which are not prescribed by state regulatory authorities that, individually or in the aggregate, materially affect statutory capital and surplus.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

6.   Capital Gains and Losses on Investment Operations

     Realized capital gains or losses are the difference between the carrying value and sale proceeds of specific investments sold.

     Net realized capital gains on investments were as follows:

                                                1997      1996        1995
                                                ----      ----        ----
                                                       (millions)

           Debt securities                      $22.5     $11.1      $32.8
           Equity securities                      9.9       8.6        8.3
           Other                                  3.6        --        0.2
                                               ------  --------     ------
           Pretax realized capital gains        $36.0     $19.7      $41.3
                                               ======  ========     ======
           After tax realized capital gains     $23.2     $13.0      $25.8
                                               ======  ========     ======

     Net realized capital gains of $96.1 million, $53.1 million and $61.1 million for 1997, 1996 and 1995, respectively, allocable to experience rated contracts, were deducted from net realized capital gains and an offsetting amount was reflected in policyholders' funds left with the Company. Net unamortized gains were $138.1 million and $53.3 million at December 31, 1997 and 1996, respectively.

     Proceeds from the sale of available-for-sale debt securities and the related gross gains and losses were as follows:

                                 1997         1996           1995
                                 -----        -----          ----
                                            (millions)

           Proceeds on Sales    $5,311.3      $5,182.2      $4,207.2
           Gross Gains              25.8          24.3          44.6
           Gross Losses              3.3          13.2          11.8

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

6.   Capital Gains and Losses on Investment Operations (Continued)

     Changes in shareholder's equity related to changes in accumulated other comprehensive income (unrealized capital gains and losses on securities) (excluding those related to experience rated contractholders) were as follows:

                                                1997       1996       1995
                                                ----       ----       ----
                                                       (millions)

          Debt securities                      $44.3    $(100.1)      $255.9
          Equity securities                      5.6      (10.5)        27.3
          Limited partnership                     --         --          1.8
                                               -----    -------       ------
                                                49.9     (110.6)       285.0
          Increase (decrease) in deferred
            income taxes (See Note 8)           17.5      (38.6)       (36.5)
                                               -----    -------       ------
          Net changes in accumulated other
          comprehensive income                 $32.4     $(72.0)      $321.5
                                               =====    =======       ======

     Net unrealized capital gains allocable to experience rated contracts of $356.7 million and $72.6 million at December 31, 1997 and $245.2 million and $43.3 million at December 31, 1996 are reflected on the Consolidated Balance Sheets in policyholders' funds left with the Company and future policy benefits, respectively, and are not included in shareholder's equity.

     Shareholder's equity included the following accumulated other comprehensive income, which are net of amounts allocable to experience rated contractholders, at December 31:

                                                 1997     1996       1995
                                                 ----     ----       ----
                                                      (millions)
          Debt securities
            Gross unrealized capital gains      $140.6    $101.7    $179.3
            Gross unrealized capital losses      (18.4)    (23.8)     (1.3)
                                                 -----     -----     -----
                                                 122.2      77.9     178.0
          Equity securities
            Gross unrealized capital gains        21.2      16.3      27.2
            Gross unrealized capital losses       (0.1)     (0.8)     (1.2)
                                                  ----      ----     -----
                                                  21.1      15.5      26.0

          Deferred income taxes (See Note 8)      50.4      32.9      71.5
                                                  ----      ----     -----
          Net accumulated other
            comprehensive income                 $92.9     $60.5    $132.5
                                                  ====      ====     =====

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

6.   Capital Gains and Losses on Investment Operations (Continued)

     Changes in accumulated other comprehensive income related to changes in unrealized gains (losses) on securities (excluding those related to experience rated contractholders) were as follows:

                                                   1997       1996       1995
                                                   ----       ----       ----
                                                           (millions)
          Unrealized holding gains (losses)
          arising during the period (1)            $98.8    $(14.8)    $390.5
          Less:  reclassification adjustment
             for gains and other items included
             in net  income (2)                     66.4      57.2       69.0
                                                   -----    ------     ------
           Net unrealized gains (losses)
             on securities                         $32.4    $(72.0)    $321.5
                                                   =====    ======     ======

          (1) Pretax unrealized holding gains (losses) arising during the period were $152.0 million, ($22.8) million and $600.8 million for 1997, 1996 and 1995, respectively.

          (2) Pretax reclassification adjustments for gains and other items included in net income were $102.4 million, $87.7 million and $107.5 million for 1997, 1996 and 1995, respectively.

7.   Severance and Facilities Charges

     Severance and facilities charges during 1996, as described below, included the following (pretax):

                                                      Vacated
                                             Asset    Leased                    Corporate
      (Millions)                 Severance Write-off Property  Other Allocation   Total
      -------------------------- --------- --------- --------- ----- ---------- ---------
      Financial Services             $29.1    $1.0     $1.3    $1.7    $  --       $33.1
      Individual Life Insurance       12.5     0.4      0.5     0.8       --        14.2
      Corporate Allocation              --      --       --      --     14.0        14.0
                                 --------- --------- --------- ----- ---------- ---------
         Total Company               $41.6    $1.4     $1.8    $2.5    $14.0       $61.3
      -------------------------- --------- --------- --------- ----- ---------- ---------

     In the third quarter of 1996, the Company recorded a $30.7 million after tax ($47.3 million pretax) charge principally related to actions taken or expected to be taken to improve its cost structure relative to its competitors. The severance portion of the charge is based on a plan to eliminate 702 positions (primarily customer service, sales and information technology support staff). The facilities portion of the charge is based on a plan to consolidate sales/service field offices.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

7.   Severance and Facilities Charges (Continued)

     In addition to the above charge, Aetna recorded a facilities and severance charge in the second quarter of 1996, primarily as a result of actions taken or expected to be taken to reduce the level of corporate expenses and other costs previously absorbed by Aetna's property-casualty operations, which were sold in April 1996. The cost allocated to the Company associated with this charge was $9.1 million after tax ($14.0 million pretax).

     Activity for 1997 and 1996 within the severance and facilities reserve (pretax, in millions) and the number of positions eliminated related to such actions were as follows:

       (Millions)                            Reserve      Positions
       -----------------------------------   ----------   ---------

       Balance at December 31, 1995           $   --           --
         Severance and facilities charges       47.3          702
         Corporate Allocation                   14.0           --
         Actions taken (1)                     (13.4)        (178)
                                             ----------   ---------
       Balance at December 31, 1996             47.9          524
         Actions taken (1)                     (27.1)        (163)
                                             ----------   ---------
       Balance at December 31, 1997            $20.8          361
                                             ==========   =========

      (1) Includes $15.9 million and $8.0 million in 1997 and 1996, respectively, of severance-related actions and $7.9 million and $4.1 million in 1997 and 1996, respectively, of corporate allocation-related actions.

     The Company's severance actions are expected to be substantially completed by September 30, 1998. The corporate allocation actions were substantially completed in 1997.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

8.   Income Taxes

     The Company is included in the consolidated federal income tax return, the Illinois Unitary return and the Connecticut and the New York combined state income tax returns of Aetna. Aetna allocates to each member an amount approximating the tax it would have incurred were it not a member of the consolidated group, and credits the member for the use of its tax saving attributes used in the consolidated federal income tax return.

     Income taxes for the years ended December 31, consist of:

                                                     1997     1996      1995
                                                     ----     ----      ----
                                                           (millions)
            Current taxes:
              Income Taxes:
                Federal income tax                   $64.5     $50.9     $82.9
                State income tax                       3.7       3.7       3.2
                Net realized capital gains            45.6      25.3      28.5
                                                     -----      ----      ----
                                                     113.8      79.9     114.6
                                                     -----      ----     -----
            Deferred taxes (benefits):
              Income taxes:
                Federal                                8.4      (3.5)    (14.4)
                Net realized capital gains (losses)  (32.8)    (18.6)    (12.9)
                                                     -----     -----     -----
                                                     (24.4)    (22.1)    (27.3)
                                                     -----     -----     -----
            Total                                    $89.4     $57.8     $87.3
                                                     =====     =====     =====

     Income taxes were different from the amount computed by applying the federal income tax rate to income before income taxes for the following reasons:

                                              1997         1996        1995
                                              ----         ----        ----
                                                        (millions)

            Income before income taxes        $294.7       $198.9       $263.2
            Tax rate                              35%          35%          35%
                                             -------      -------      -------
            Application of the tax rate        103.1         69.6         92.1
                                             -------      -------      -------
            Tax effect of:
              State income tax, net of
                 federal benefit                 2.4          2.4          2.1
              Excludable dividends             (15.9)        (8.7)        (9.3)
              Other, net                        (0.2)        (5.5)         2.4
                                             -------      -------      --------
                 Income taxes                  $89.4        $57.8        $87.3
                                             =======      =======      ========

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

8.   Income Taxes (Continued)

     The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31 are presented below:

                                                     1997          1996
                                                     ----          ----
                                                         (millions)

           Deferred tax assets:
              Insurance reserves                     $415.8        $344.6
              Unrealized gains allocable to
                experience rated contracts            150.1         100.8
              Investment losses                         6.6           7.5
              Postretirement benefits other
                than pensions                          26.3          27.0
              Deferred compensation                    31.2          25.0
              Pension                                  (3.6)          7.6
              Restructuring charge                      9.5          17.6
              Depreciation                              3.9           2.6
              Other                                     8.8           9.1
                                                  ---------      --------
           Total gross assets                         648.6         541.8

           Deferred tax liabilities:
              Deferred policy acquisition costs       515.6         482.1
              Market discount                           5.1           6.8
              Net unrealized capital gains            200.5         133.7
              Other                                    (0.6)         (0.3)
                                                  ---------     ---------
           Total gross liabilities                    720.6         622.3
                                                  ---------     ---------
           Net deferred tax liability                 $72.0         $80.5
                                                  =========     =========

     Net unrealized capital gains and losses are presented in shareholder's equity net of deferred taxes. As of December 31, 1997 and 1996, no valuation allowances were required for unrealized capital gains and losses.

     The "Policyholders' Surplus Account," which arose under prior tax law, is generally that portion of a life insurance company's statutory income that has not been subject to taxation. As of December 31, 1983, no further additions could be made to the Policyholders' Surplus Account for tax return purposes under the Deficit Reduction Act of 1984. The balance in such account was approximately $17.2 million at December 31, 1997. This amount would be taxed only under certain conditions. No income taxes have been provided on this amount since management believes the conditions under which such taxes would become payable are remote.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

8.   Income Taxes (Continued)

     The Internal Revenue Service ("Service") has completed examinations of the consolidated federal income tax returns of Aetna through 1990. Discussions are being held with the Service with respect to proposed adjustments. Management believes there are adequate defenses against, or sufficient reserves to provide for, any such adjustments. The Service has commenced its examinations for the years 1991 through 1994.

9.   Benefit Plans

     Employee Pension Plans - The Company, in conjunction with Aetna, has noncontributory defined benefit pension plans covering substantially all employees. The plans provide pension benefits based on years of service and average annual compensation (measured over 60 consecutive months of highest earnings in a 120-month period). Contributions are determined using the Projected Unit Credit Method and, for qualified plans subject to ERISA requirements, are limited to amounts that are tax-deductible. As of December 31, 1997, Aetna's accrued pension cost has been allocated to its subsidiaries, including the Company, under an allocation based on eligible salaries. Data on a separate company basis regarding the proportionate share of the projected benefit obligation and plan assets is not available. The accumulated benefit obligation and plan assets are recorded by Aetna. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits. Allocated pretax charges to operations for the pension plan (based on the Company's total salary cost as a percentage of Aetna's total salary cost) were $2.7 million, $4.3 million and $6.1 million for the years ended December 31, 1997, 1996 and 1995, respectively.

     Employee Postretirement Benefits - In addition to providing pension benefits, Aetna currently provides certain health care and life insurance benefits for retired employees. A comprehensive medical and dental plan is offered to all full-time employees retiring at age 50 with 15 years of service or at age 65 with 10 years of service. There is a cap on the portion of the cost paid by the Company relating to medical and dental benefits. Retirees are generally required to contribute to the plans based on their years of service with Aetna. The costs to the Company associated with the Aetna postretirement plans for 1997, 1996 and 1995 were $2.7 million, $1.8 million and $1.4 million, respectively.

     As of December 31, 1996, Aetna transferred to the Company approximately $77.7 million of accrued liabilities, primarily related to the pension and postretirement benefit plans described above, that had been previously recorded by Aetna. The after tax amount of this transfer (approximately $50.5 million) is reported as a reduction in retained earnings. In 1997, other changes in shareholder's equity includes an additional $0.8 million reduction reflecting revisions to the allocation of these accrued liabilities.

     Agent Pension Plans - The Company, in conjunction with Aetna, has a non-qualified pension plan covering certain agents. The plan provides pension benefits based on annual commission earnings. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

 9.  Benefit Plans (Continued)

     Agent Postretirement Benefits - The Company, in conjunction with Aetna, also provides certain postretirement health care and life insurance benefits for certain agents. The costs to the Company associated with the agents' postretirement plans for 1997, 1996 and 1995 were $0.6 million, $0.7 million and $0.8 million, respectively.

     Incentive Savings Plan - Substantially all employees are eligible to participate in a savings plan under which designated contributions, which may be invested in common stock of Aetna or certain other investments, are matched, up to 5% of compensation, by Aetna. Pretax charges to operations for the incentive savings plan were $4.4 million, $5.4 million and $4.9 million in 1997, 1996 and 1995, respectively.

     Stock Plans - Aetna has a stock incentive plan that provides for stock options, deferred contingent common stock or equivalent cash awards or restricted stock to certain key employees. Executive and middle management employees may be granted options to purchase common stock of Aetna at or above the market price on the date of grant. Options generally become 100% vested three years after the grant is made, with one-third of the options vesting each year. Aetna does not recognize compensation expense for stock options granted at or above the market price on the date of grant under its stock incentive plans. In addition, executives may be granted incentive units which are rights to receive common stock or an equivalent value in cash. The incentive units may vest within a range from 0% to 175% at the end of a four year period based on the attainment of performance goals. The costs to the Company associated with the Aetna stock plans for 1997, 1996 and 1995, were $2.9 million, $8.1 million and $6.3 million, respectively. As of December 31, 1996, Aetna transferred to the Company approximately $1.1 million of deferred tax benefits related to stock options. This amount is reported as an increase in retained earnings. In 1997, other changes in shareholder's equity include an additional increase of $2.3 million reflecting revisions to the allocation of the deferred tax benefit.

10.  Related Party Transactions

     The Company is compensated by the Separate Accounts for bearing mortality and expense risks pertaining to variable life and annuity contracts. Under the insurance contracts, the Separate Accounts pay the Company a daily fee which, on an annual basis, ranges, depending on the product, from 0.10% to 1.90% of their average daily net assets. The Company also receives fees from Aetna managed mutual funds for serving as investment adviser. Under the advisory agreements, these funds pay the Company a daily fee which, on an annual basis, ranges, depending on the fund, from 0.25% to 0.85% of their average daily net assets. The Company also receives fees (expressed as a percentage of the average daily net assets) from some of its funds for providing administration services, and from The Aetna Series Fund for providing shareholder services and promoting sales. The amount of compensation and fees received from the Separate Accounts and mutual funds, included in charges assessed against policyholders, amounted to $271.2 million, $186.8 million and $128.1 million in 1997, 1996 and 1995, respectively. The Company may waive advisory fees at its discretion.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

10.  Related Party Transactions (Continued)

     The Company acts as an investment adviser for its affiliated mutual funds. Since August 1996, Aeltus Investment Management, Inc. ("Aeltus"), a wholly owned subsidiary of HOLDCO and an affiliate of the Company, has been acting as Subadvisor for affiliated mutual funds and adviser for most of the General Account assets. Fees paid by the Company to Aeltus, included in both charges assessed against policyholders and net investment income, on an annual basis, range from 0.06% to 0.55% of the average daily net assets under management. For the years ended December 31, 1997 and 1996, the Company paid $45.5 million and $16.0 million in such fees.

     The Company may, from time to time, make reimbursements to an Aetna managed mutual fund for some or all of its operating expenses. Reimbursement arrangements may be terminated at any time without notice.

     Since 1981, all domestic individual non-participating life insurance of Aetna and its subsidiaries has been issued by the Company. Effective December 31, 1988, the Company entered into a reinsurance agreement with Aetna Life Insurance Company ("Aetna Life") in which substantially all of the non-participating individual life and annuity business written by Aetna Life prior to 1981 was assumed by the Company. A $6.1 million and a $108.0 million commission, paid by the Company to Aetna Life in 1996 and 1988, respectively, was capitalized as deferred policy acquisition costs. In consideration for the assumption of this business, a loan was established relating to the assets held by Aetna Life which support the insurance reserves. Effective January 1, 1997, this agreement has been amended to transition (based on underlying investment rollover in Aetna Life) from a modified coinsurance to a coinsurance arrangement. As a result of this change, reserves will be ceded to the Company from Aetna Life as investment rollover occurs and the loan previously established will be reduced. The Company maintained insurance reserves of $574.5 million ($397.2 million relating to the modified coinsurance agreement and $177.3 million relating to the coinsurance agreement) and $628.3 million as of December 31, 1997 and 1996, respectively, relating to the business assumed. The fair value of the loan relating to assets held by Aetna Life was $412.3 million and $625.3 million as of December 31, 1997 and 1996, respectively, and is based upon the fair value of the underlying assets. Premiums of $176.7 million, $25.3 million and $28.0 million and current and future benefits of $183.9 million, $39.5 million and $43.0 million were assumed in 1997, 1996 and 1995, respectively.

     Investment income of $37.5 million, $44.1 million and $46.5 million was generated from the reinsurance loan to affiliate in 1997, 1996 and 1995, respectively.

     On December 16, 1988, the Company assumed $25.0 million of premium revenue from Aetna Life for the purchase and administration of a life contingent single premium variable payout annuity contract. In addition, the Company also is responsible for administering fixed annuity payments that are made to annuitants receiving variable payments. Reserves of $32.5 million and $28.9 million were maintained for this contract as of December 31, 1997 and 1996, respectively.

     Effective February 1, 1992, the Company increased its retention limit per individual life to $2.0 million and entered into a reinsurance agreement with Aetna Life to reinsure amounts in excess of this

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

10.  Related Party Transactions (Continued)

     limit, up to a maximum of $8.0 million on any new individual life business, on a yearly renewable term basis. Premium amounts related to this agreement were $5.9 million, $5.2 million and $3.2 million for 1997, 1996 and 1995, respectively.

     Effective October 1, 1997, the Company entered into a reinsurance agreement with Aetna Life to assume amounts in excess of $0.2 million for certain of its participating life insurance, on a yearly renewable term basis. Premium amounts related to this agreement were $0.7 million in 1997.

     The Company received a capital contribution of $10.4 million in cash from HOLDCO in 1996. The Company received no capital contributions in 1997 or 1995.

     The Company paid $17.3 million and $3.5 million in cash dividends to HOLDCO in 1997 and 1996, respectively. In 1995, the Company dividended $2.9 million in the form of two of its subsidiaries, Systematized Benefits Administrators, Inc. and Aetna Investment Services, Inc., to Aetna Retirement Services, Inc. (the Company's former parent).

     Premiums due and other receivables include $37.0 million and $2.8 million due from affiliates in 1997 and 1996, respectively. Other liabilities include $1.2 million and $10.7 million due to affiliates for 1997 and 1996, respectively.

     As of December 31, 1997, Aetna transferred to the Company $2.5 million based on its decision not to settle state tax liabilities for the years 1996 and 1997. This amount has been reported as an other increase in retained earnings.

     Substantially all of the administrative and support functions of the Company are provided by Aetna and its affiliates. The financial statements reflect allocated charges for these services based upon measures appropriate for the type and nature of service provided.

11.  Reinsurance

     The Company utilizes indemnity reinsurance agreements to reduce its exposure to large losses in all aspects of its insurance business. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers. Only those reinsurance recoverables deemed probable of recovery are reflected as assets on the Company's Consolidated Balance Sheets.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

11.  Reinsurance (Continued)

     The following table includes premium amounts ceded/assumed to/from affiliated companies as discussed in Note 10 above.

                                                         Ceded to       Assumed
                                              Direct      Other       from Other       Net
                                              Amount    Companies      Companies     Amount
                                                         (millions)
                                              -------  -------------  -----------  ---------
                              1997
                              ----
           Premiums:
              Life Insurance                   $ 35.7      $15.1         $177.4      $198.0
              Accident and Health Insurance       5.6        5.6             --          --
              Annuities                          67.9         --            1.2        69.1
                                              -------  -------------  -----------  ---------
                  Total earned premiums        $109.2      $20.7         $178.6      $267.1
                                              =======  =============  ===========  =========

                              1996
                              ----
           Premiums:
              Life Insurance                   $ 34.6      $11.2          $25.3      $ 48.7
              Accident and Health Insurance       6.3        6.3             --          --
              Annuities                          84.3         --            0.6        84.9
                                              -------  -------------  -----------  ---------
                  Total earned premiums        $125.2      $17.5          $25.9      $133.6
                                              =======  =============  ===========  =========

                              1995
                              ----
           Premiums:
              Life Insurance                   $ 28.8      $ 8.6          $28.0       $ 48.2
              Accident and Health Insurance       7.5        7.5             --           --
              Annuities                         164.0         --            0.5        164.5
                                              -------  -------------  -----------  ---------
                  Total earned premiums        $200.3      $16.1          $28.5       $212.7
                                              =======  =============  ===========  =========

12.  Commitments and Contingent Liabilities

     Commitments

     Through the normal course of investment operations, the Company commits to either purchase or sell securities or money market instruments at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments. At December 31, 1997, the Company had commitments to purchase investments of $38.7 million. The fair value of the investments at December 31, 1997 approximated $39.0 million.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

12.  Commitments and Contingent Liabilities (Continued)

     Litigation

     The Company is involved in numerous lawsuits arising, for the most part, in the ordinary course of its business operations. While the ultimate outcome of litigation against the Company cannot be determined at this time, after consideration of the defenses available to the Company and any related reserves established, it is not expected to result in liability for amounts material to the financial condition of the Company, although it may adversely affect results of operations in future periods.


13.  Segment Information (1)

     The Company's operations are reported through two major business segments:
     Financial Services and Individual Life Insurance. Summarized financial information for the Company's principal operations was as follows:

                                                1997         1996         1995
                                             ---------    ---------    ---------
                                                          (millions)
         Revenue:
           Financial Services                 $1,277.9     $1,195.1     $1,211.3
           Individual Life Insurance             620.4        445.7        407.9
                                             ---------    ---------    ---------
                Total revenue                 $1,898.3     $1,640.8     $1,619.2
                                             =========    =========    =========
         Income before income taxes: (2)
           Financial Services                   $188.2       $129.9       $160.1
           Individual Life Insurance             106.5         83.0        103.1
                                             ---------    ---------    ---------
                Total income before
                  income taxes                  $294.7       $212.9       $263.2
                                             =========    =========    =========
         Net income: (2)
           Financial Services                   $137.5        $94.3       $113.8
           Individual Life Insurance              67.8         55.9         62.1
                                             ---------    ---------    ---------
                Net income                      $205.3       $150.2       $175.9
                                             =========    =========    =========
         Assets under management: (3)
           Financial Services  (4)           $37,609.3    $27,268.1    $22,534.4
           Individual Life Insurance           3,096.1      2,830.5      2,590.9
                                             ---------    ---------    ---------
             Total assets under management    40,705.4    $30,098.6    $25,125.3
                                             =========    =========    =========

          (1) The 1996 results include severance and facilities charges of $30.7 million, after tax. Of this charge $21.5 million related to the Financial Services segment and $9.2 million related to the Individual Life Insurance segment.

          (2) Excludes any effect of the corporate facilities and severance charge recorded in 1996 which is not directly allocable to the Financial Services and Individual Life Insurance segments. (Refer to Note 7).

          (3) Excludes net unrealized capital gains (losses) of $551.5 million, $366.4 million and $797.1 million at December 31, 1997, 1996 and 1995, respectively.

          (4) The December 31, 1997 balance includes the transfer of $4,078.5 million of assets under management that were previously reported by an affiliate.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                        UNDERTAKING PURSUANT TO RULE 484

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A) OF
                       THE INVESTMENT COMPANY ACT OF 1940

Aetna Life Insurance and Annuity Company represents that the fees and charges deducted under the policies covered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                 CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 11 TO
                           THE REGISTRATION STATEMENT

This Post-Effective Amendment No. 11 to Registration Statement No. 33-76004 is comprised of the following papers and documents:

o     The facing sheet.
o One Prospectus for the AetnaVest and AetnaVest II Flexible Premium Variable Life Insurance Policy consisting of 104 pages
o     The undertaking to file reports

o     The undertaking pursuant to Rule 484
o Representation pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940
o     The signatures
o     Written consents of the following persons:

         A.   Consent of Counsel (included as part of Exhibit No. 2 below)

         B.   Actuarial Consent (included as part of Exhibit No. 6 below)

         C.   Consent of Independent Auditors (included as Exhibit No. 7 below)

      The following Exhibits:

         1. Exhibits required by paragraph A of instructions to exhibits for Form N-8B-2:

              (1)        Resolution establishing Variable Life Account B(1)

              (2)        Not Applicable

              (3)(i)     Master General Agent Agreement(1)

              (3)(ii)    Life Insurance General Agent Agreement(1)

              (3)(iii)   Broker Agreement(1)

              (3)(iv)    Life Insurance Broker-Dealer Agreement(1)

              (4)        Not Applicable

              (5)(i)     AetnaVest I Policy (Policy No. 38899)(2)

              (5)(ii)    Endorsement (70279-97) to Policy No. 38899(3)

              (5)(iii) AetnaVest II Policy, including Term Rider (Policy No. 38899-90)(2)

              (5)(iv) Amendment Rider (70194-94) to AetnaVest I Policy (Policy No. 38899)(2)

              (5)(v) Amendment Rider (70195-94) to AetnaVest II Policy (Policy No. 38899-90)(2)

              (6)(i) Certificate of Incorporation of Aetna Life Insurance and Annuity Company(4)

              (6)(ii) Amendment of Certificate of Incorporation of Aetna Life Insurance and Annuity Company(5)

              (6)(iii) By-Laws as amended September 17, 1997 of Aetna Life Insurance and Annuity Company(6)

              (7)        Not Applicable

              (8)(i) Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996
                         and March 1, 1996(5)

              (8)(ii) Fifth Amendment dated as of May 1, 1997 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996 and March 1, 1996(7)

              (8)(iii) Sixth Amendment dated November 6, 1997 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable

                         Insurance Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995,
                         January 1, 1996, March 1, 1996 and May 1, 1997(8)

              (8)(iv) Form of Seventh Amendment dated as of May 1, 1998 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996,
                         March 1, 1996, May 1, 1997 and November 6, 1997(9)

              (8)(v) Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996
                         and March 1,1996(5)

              (8)(vi) Fifth Amendment dated as of May 1, 1997 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, and March 1,
                         1996(7)

              (8)(vii) Sixth Amendment dated as of January 20, 1998 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996,
                         March 1, 1996 and May 1, 1997(10)

              (8)(viii) Form of Seventh Amendment dated as of May 1, 1998 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996,
                         March 1, 1996, May 1, 1997 and January 20, 1998(9)

              (8)(ix) Service Agreement between Aetna Life Insurance and Annuity Company and Fidelity Investments Institutional Operations Company dated as of November 1, 1995(11)

              (8)(x) Amendment dated January 1, 1997 to Service Agreement between Aetna Life Insurance and Annuity Company and Fidelity Investments Institutional Operations Company dated as of November 1, 1995(7)

              (8)(xi) Fund Participation Agreement among Janus Aspen Series and Aetna Life Insurance and Annuity Company and Janus Capital Corporation dated December 8, 1997(12)

              (8)(xii) Service Agreement between Janus Capital Corporation and Aetna Life Insurance and Annuity Company dated December 8, 1997(12)

              (8)(xiii) Fund Participation Agreement between Aetna Life Insurance and Annuity Company and Oppenheimer Variable Annuity Account Funds and Oppenheimer Funds, Inc.(13)

              (8)(xiv) Service Agreement between Oppenheimer Funds, Inc. and Aetna Life Insurance and Annuity Company(13)

              (9)        Not Applicable

              (10)(i)    Application (70059-96)(14)

              (10)(ii)   Application (70059-96ZNY) (14)

              (10)(iii)  Application Supplement (70268-97 (3/98))(14)

         2.       Opinion and Consent of Counsel

         3.       Not Applicable

         4.       Not Applicable

         5.       Not Applicable

         6.       Actuarial Opinion and Consent

         7.       Consent of Independent Auditors

         8.       Copy of Power of Attorney(9)

1. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 (File No. 33-76004), as filed electronically on February 16, 1996 (Accession No. 0000950146-97-0027723).

2. Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form S-6 (File No. 33-76004), as filed electronically on April 22, 1997 (Accession No. 0000950146-97-000627).

3. Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form S-6 (File No. 33-76004), as filed electronically on July 14, 1997 (Accession No. 0000950146-97-001058).

4. Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-1 (File No. 33-60477), as filed electronically on April 15, 1996 (Accession No. 0000950146-96-000534).

5. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 33-75964), as filed electronically on February 11, 1997 (Accession No. 0000950146-97-000159).

6. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 33-91846), as filed electronically on October 30, 1997 (Accession No. 0000950146-97-001589).

7. Incorporated by Reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 33-34370), as filed electronically on September 29, 1997 (Accession No. 0000950146-97-001485).

8. Incorporated by Reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-4 (File No. 33-75964), as filed electronically on February 9, 1998 (Accession No. 0000950146-98-000179).

9. Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement on Form N-4 (File No. 333-01107), as filed electronically on April 7, 1998 (Accession No. 0000950146-98-000564). In addition, a certified copy of the resolution adopted by the Depositor's Board of Directors authorizing filings pursuant to a power of attorney as required by Rule 478 under the Securities Act of 1933 is incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 (File No. 33-75986), as filed electronically on April 12, 1996 (Accession No. 0000912057-96-006383).

10. Incorporated by Reference to Post-Effective Amendment No. 7 to Registration Statement on Form S-6 (File No. 33-75248), as filed electronically on February 24, 1998 (Accession No. 0000950146-98-000267).

11. Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4 (File No. 33-88720), as filed electronically on June 28, 1996 (Accession No. 0000928389-96-000136).

12. Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4 (File No. 33-75992), as filed electronically on December 31, 1997 (Accession No. 0000950146-97-001982).

13. Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement on Form N-4 (File No. 33-34370), as filed electronically on April 16, 1997 (Accession No. 0000950146-97-000617).

14. Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-6 (File No. 33-64277), as filed electronically on February 25, 1998 (Accession No. 0000950146-98-000271).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Variable Life Account B of Aetna Life Insurance and Annuity Company, has duly caused this Post-Effective Amendment No.11 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and the seal of the Depositor to be hereunto affixed and attested, all in the City of Hartford, and State of Connecticut, on this 13th day of April, 1998.


                                               VARIABLE LIFE ACCOUNT B OF
                                               AETNA LIFE INSURANCE AND
                                               ANNUITY COMPANY
                                                  (Registrant)

(SEAL)


ATTEST: /s/ Karen A. Peddle
        -----------------------
        Karen A. Peddle
        Assistant Corporate Secretary

                                        By:    AETNA LIFE INSURANCE AND
                                               ANNUITY COMPANY
                                                  (Depositor)

                                        By     Thomas J. McInerney*
                                              ----------------------------
                                               Thomas J. McInerney
                                               Principal Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.


Signature                     Title                                    Date
---------                     -----                                    ----

Thomas J. McInerney*          Director and President              )
--------------------------    (Principal Executive Officer)       )
Thomas J. McInerney                                               )
                                                                  )
                                                                  )   April
Catherine H. Smith*           Director                            )   13, 1998
--------------------------                                        )
Catherine H. Smith                                                )
                                                                  )
                                                                  )
Shaun P. Mathews*             Director                            )
--------------------------                                        )
Shaun P. Mathews                                                  )

Deborah Koltenuk*             Vice President and Treasurer,       )
--------------------------    Corporate Controller                )
Deborah Koltenuk                                                  )
                                                                  )

By:  /s/ Mary Katherine Johnson
     --------------------------
     Mary Katherine Johnson
     *Attorney-in-Fact

                             VARIABLE LIFE ACCOUNT B
                                  EXHIBIT INDEX

Exhibit No.     Exhibit                                                    Page
-----------     -------                                                    ----

99-1.1       Resolution of the Board of Directors of Aetna Life              *
             Insurance and Annuity Company establishing Variable Life
             Account B

99-1.3(i)    Master General Agent Agreement                                  *

99-1.3(ii)   Life Insurance General Agent Agreement                          *

99-1.3(iii)  Broker-Dealer Agreement                                         *

99-1.3(iv)   Life Insurance Broker-Dealer Agreement                          *

99-1.5(i)    AetnaVest I Policy (Policy No. 38899)                           *

99-1.5(ii)   Endorsement (70279-97) to Policy No. 38899                      *

99-1.5(iii)  AetnaVest II Policy, including Term Rider (Policy No.           *
             38899-90)

99-1.5(iv)   Amendment Rider (70194-94) to AetnaVest I Policy (Policy        *
             No. 38899)

99-1.5(v)    Amendment Rider (70195-94) to AetnaVest II Policy (Policy       *
             No. 38899-90)

99-1.6(i)    Certificate of Incorporation of Aetna Life Insurance and        *
             Annuity Company

99-1.6(ii)   Amendment of Certificate of Incorporation of Aetna Life         *
             Insurance and Annuity Company

99-1.6(iii)  By-Laws as amended September 17, 1997 of Aetna Life             *
             Insurance and Annuity Company

*Incorporated by reference

Exhibit No.     Exhibit                                                    Page
-----------     -------                                                    ----

99-1.8(i)    Fund Participation Agreement between Aetna Life Insurance       *
             and Annuity Company, Variable Insurance Products Fund and
             Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May
             1, 1995, January 1, 1996 and March 1, 1996

99-1.8(ii)   Fifth Amendment dated as of May 1, 1997 to the Fund             *
             Participation Agreement between Aetna Life Insurance and
             Annuity Company, Variable Insurance Products Fund and
             Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May
             1, 1995, January 1, 1996 and March 1, 1996

99-1.8(iii)  Sixth Amendment dated November 6, 1997 to the Fund              *
             Participation Agreement between Aetna Life Insurance and
             Annuity Company, Variable Insurance Products Fund and
             Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May
             1, 1995, January 1, 1996, March 1, 1996 and May 1, 1997

99-1.8(iv)   Form of Seventh Amendment dated as of May 1, 1998 to the        *
             Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and
             Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May
             1, 1995, January 1, 1996, March 1, 1996, May 1, 1997 and
             November 6, 1997

99-1.8(v)    Fund Participation Agreement between Aetna Life Insurance       *
             and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated February 1,
             1994 and amended on December 15, 1994, February 1, 1995,
             May 1, 1995, January 1, 1996 and March 1,1996

99-1.8(vi)   Fifth Amendment dated as of May 1, 1997 to the Fund             *
             Participation Agreement between Aetna Life Insurance and
             Annuity Company, Variable Insurance Products Fund II and
             Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May
             1, 1995, January 1, 1996, and March 1, 1996

99-1.8(vii)  Sixth Amendment dated as of January 20, 1998 to the Fund        *
             Participation Agreement between Aetna Life Insurance and
             Annuity Company, Variable Insurance Products Fund II and
             Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May
             1, 1995, January 1, 1996, March 1, 1996 and May 1, 1997

*Incorporated by reference

Exhibit No.     Exhibit                                                    Page
-----------     -------                                                    ----

99-1.8(viii) Form of Seventh Amendment dated as of May 1, 1998 to the        *
             Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated February 1,
             1994 and amended on December 15, 1994, February 1, 1995,
             May 1, 1995, January 1, 1996, March 1, 1996, May 1, 1997
             and January 20, 1998

99-1.8(ix)   Service Agreement between Aetna Life Insurance and              *
             Annuity Company and Fidelity Investments Institutional
             Operations Company dated as of November 1, 1995

99-1.8(x)    Amendment dated January 1, 1997 to Service Agreement            *
             between Aetna Life Insurance and Annuity Company and
             Fidelity Investments Institutional Operations Company dated as of November 1, 1995

99-1.8(xi)   Fund Participation Agreement among Janus Aspen Series and       *
             Aetna Life Insurance and Annuity Company and Janus
             Capital Corporation dated December 8, 1997

99-1.8(xii)  Service Agreement between Janus Capital Corporation and         *
             Aetna Life Insurance and Annuity Company dated December
             8, 1997

99-1.8(xiii) Fund Participation Agreement between Aetna Life Insurance       *
             and Annuity Companyand Oppenheimer Variable Annuity
             Account Funds and Oppenheimer Funds, Inc.

99-1.8(xiv)  Service Agreement between Oppenheimer Funds, Inc. and           *
             Aetna Life Insurance and Annuity Company

99-1.10(i)   Application (70059-96)                                          *

99-1.10(ii)  Application (70059-96ZNY)                                       *

99-1.10(iii) Supplement (70268-97 (3/98)) to Application No. 70059-96        *

99-2         Opinion and Consent of Counsel                              _______

99-6         Actuarial Opinion and Consent                               _______

99-7         Consent of Independent Auditors                             _______

99-8         Copy of Power of Attorney                                       *

*Incorporated by reference